Oppenheimer High Yield Fund
Prospectus dated October 1, 1996

       Oppenheimer High Yield Fund is a mutual fund with the investment objective of seeking a high level of current income primarily through investing in a diversified portfolio of high-yield, lower-rated, fixed-income securities. As a secondary objective, the Fund seeks capital growth when consistent with its primary objective. The Fund invests principally in lower-rated, high-yield debt securities of U.S. companies, commonly known as "junk bonds."

       The Fund may invest up to 100% of its assets in "junk bonds", which are securities that are speculative and involve greater risks, including risk of default, than higher-rated securities. An investment in the Fund is not a complete investment program and is not appropriate for investors unable or unwilling to assume the high degree of risk associated with investing in lower-rated, high yield securities. Investors should carefully consider these risks before investing. Please refer to "Special Risks of Lower-Rated Securities" on page __.

       This Prospectus explains concisely what you should know before investing in the Fund. Please read this Prospectus carefully and keep it for future reference. You can find more detailed information about the Fund in the October 1, 1996, Statement of Additional Information. For a free copy, call OppenheimerFunds Services, the Fund's Transfer Agent, at 1-800-525-7048, or write to the Transfer Agent at the address on the back cover. The Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference (which means that it is legally part of this Prospectus).

Because of the Fund's investment policies and practices, the Fund's shares may be considered to be speculative.

                                              (Logo) OppenheimerFunds

Shares of the Fund are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the F.D.I.C. or any other agency, and involve investment risks, including the possible loss of principal amount invested.

These securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission nor has the Securities and Exchange Commission or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents


               ABOUT THE FUND

               Expenses
               A Brief Overview of the Fund
               Financial Highlights
               Investment Objective and Policies
               How the Fund is Managed
               Performance of the Fund

               ABOUT YOUR ACCOUNT

               How to Buy Shares
               Class A Shares
               Class B Shares
               Class C Shares
               Special Investor Services
               AccountLink
               Automatic Withdrawal and Exchange
                 Plans
               Reinvestment Privilege
               Retirement Plans
               How to Sell Shares
               By Mail
               By Telephone
               By Checkwriting
               How to Exchange Shares
               Shareholder Account Rules and Policies
               Dividends, Capital Gains and Taxes
               Appendix A: Description of Securities Ratings
               Appendix B: Special Sales Charge Arrangements for Shareholders of the Fund Who Were Shareholders of Former Quest For Value Funds
               Appendix C: Special Sales Charge Arrangements for Shareholders of the Fund Who Were Shareholders of the Former Connecticut Mutual Investment Accounts, Inc.

ABOUT THE FUND

Expenses

       The Fund pays a variety of expenses directly for management of its assets, administration, distribution of its shares and other services, and those expenses are subtracted from the Fund's assets to calculate the Fund's net asset value per share. All shareholders therefore pay those expenses indirectly. Shareholders pay other expenses directly, such as sales charges and account transaction charges. The following tables are provided to help you understand your direct expenses of investing in the Fund and your share of the Fund's operating expenses that you will bear indirectly. The numbers below are based on the Fund's expenses during its last fiscal year ended June 30, 1996.

       - Shareholder Transaction Expenses are charges you pay when you buy or sell shares of the Fund. Please refer to "About Your Account," from pages __ through __ for an explanation of how and when these charges apply.

                                                      Class A       Class B        Class C
                                                      Shares        Shares         Shares
Maximum Sales Charge on Purchases
  (as a % of offering price)                          4.75%         None           None
Sales Charge on Reinvested Dividends                  None          None           None
Deferred Sales Charge
  (as a % of the lower of the original
  purchase price or redemption proceeds)              None(1)       5% in the      1% if shares are
                                                                    first year,    redeemed within 12
                                                                    declining to   months of purchase(2)
                                                                    1% in the
                                                                    sixth year
                                                                    and eliminated
                                                                    thereafter(2)
Exchange Fee                                          None          None           None
Redemption Fee                                        None(3)       None(3)        None(3)

_____________________
(1) If you invest $1 million or more ($500,000 or more for purchases by OppenheimerFunds prototype 401(k) plans) in Class A shares, you may have to pay a sales charge of up to 1% if you sell your shares within 18 calendar months from the end of the calendar month during which you purchased those shares. See "How to Buy Shares - Buying Class A Shares," below.
(2) See "How to Buy Shares - Buying Class B Shares" and "How to Buy Shares - Buying Class C Shares" below for more information on the contingent deferred sales charges.
(3) There is a $10 transaction fee for redemptions paid by Federal Funds wire, but not for redemptions paid by check or by ACH wire through AccountLink, or for which checkwriting privileges are used (see "How to Sell Shares").

     - Annual Fund Operating Expenses are paid out of the Fund's assets and represent the Fund's expenses in operating its business. For example, the Fund pays management fees to its investment adviser, OppenheimerFunds, Inc. (which is referred to in this Prospectus as the "Manager"). The rates of the Manager's fees are set forth in "How the Fund is Managed," below. The Fund has other regular expenses for services, such as transfer agent fees, custodial fees paid to the bank that holds the Fund's portfolio securities, audit fees and legal expenses. Those expenses are detailed in the Fund's Financial Statements in the Statement of Additional Information.

Annual Fund Operating Expenses (as a Percentage of Average Net Assets)


                                    Class A       Class B       Class C
                                    Shares        Shares        Shares
                                    -------       -------       -------
Management Fees                     0.64%         0.64%         0.64%
12b-1 Distribution Plan Fees        0.20%         1.00%         1.00%
Other Expenses                      0.19%         0.20%         0.26%
Total Fund Operating Expenses       1.03%         1.84%         1.90%

     The numbers in the chart above are based upon the Fund's expenses in its last fiscal year ended June 30, 1996. These amounts are shown as a percentage of the average net assets of each class of the Fund's shares for that year. The 12b-1 Distribution Plan Fees for Class A shares are Service Plan Fees (the maximum fee is 0.25% of average annual net assets of that class), and for Class B and Class C shares are Distribution and Service Plan Fees (the maximum fee is 0.25% of average annual net assets of that class) and an asset-based sales charge of 0.75%. These plans are described in greater detail in "How to Buy Shares."

     The actual expenses for each class of shares in future years may be more or less, depending on a number of factors, including changes in the actual amount of assets represented by each class of shares. Class C shares were not publicly offered before November 1, 1995. Therefore, the Annual Fund Operating Expenses for Class C shares are estimates based on expenses that would have been payable if Class C shares had been outstanding during the entire fiscal year.

     - Examples. To try to show the effect of these expenses on an investment over time, we have created the hypothetical examples shown below. Assume that you make a $1,000 investment in each class of shares of the Fund, and that the Fund's annual return is 5%, and that its operating expenses for each class are the ones shown in the Annual Fund Operating Expenses table above. If you were to redeem your shares at the end of each period shown below, your investment would incur the following expenses by the end of 1, 3, 5 and 10 years:


                        1 year         3 years       5 years        10 years(*)
Class A Shares          $58            $79           $102           $167
Class B Shares          $69            $88           $120           $175
Class C Shares          $29            $60           $103           $222

     If you did not redeem your investment, it would incur the following expenses:

                        1 year         3 years       5 years        10 years(*)
Class A Shares          $58            $79           $102           $167
Class B Shares          $19            $58           $100           $175
Class C Shares          $19            $60           $103           $222

_________________________
* The Class B expenses in years 7 through 10 are based on the Class A expenses shown above, because the Fund automatically converts your Class
B shares into Class A shares after 6 years. Because of the effect of the asset-based sales charge and the contingent deferred sales charge imposed on Class B and Class C shares, long-term holders of Class B and Class C shares could pay the economic equivalent of more than the maximum front-end sales charge allowed under applicable regulations. For Class B shareholders, the automatic conversion of Class B shares to Class A shares is designed to minimize the likelihood that this will occur. Please refer to "How to Buy Shares -- Buying Class B Shares" for more information.

These examples show the effect of expenses on an investment, but are not meant to state or predict actual or expected costs or investment returns of the Fund, all of which may be more or less than those shown.

A Brief Overview of the Fund

     Some of the important facts about the Fund are summarized below, with references to the section of this Prospectus where more complete information can be found. You should carefully read the entire Prospectus before making a decision about investing in the Fund. Keep the Prospectus for reference after you invest, particularly for information about your account, such as how to sell or exchange shares.

     - What Are the Fund's Investment Objectives? The Fund's primary investment objective is to seek a high level of current income primarily by investing in a diversified portfolio of high-yield, lower-rated, fixed-income securities. The Fund has a secondary objective to seek capital growth when consistent with its primary objective.

  - What Does the Fund Invest In? To seek high current income, the Fund anticipates that under normal market conditions (when the Manager believes that the financial markets are not in a volatile or unstable period) at least 80% of its total assets will be invested in high-yield, lower-rated fixed-income securities, such as long-term debt (commonly referred to as "junk bonds") preferred stock issues, and foreign securities. The Fund's remaining assets may be invested in cash or cash equivalents, or in common stocks and other equity securities when consistent with the Fund's investment objectives or if acquired as part of a unit consisting of a combination of fixed-income securities and equity investments. The Fund may also use hedging instruments and some derivative investments to try to manage investment risks or increase income. These investments are more fully explained in "Investment Objectives and Policies," starting on page
___.

     - Who Manages the Fund? The Fund's investment adviser (the "Manager") is OppenheimerFunds, Inc. Prior to January 6, 1996, the Manager was known as Oppenheimer Management Corporation. The Manager (including a subsidiary) advises investment company portfolios having over $50 billion in assets at June 30, 1996. The Manager is paid an advisory fee by the Fund, based on its assets. The Fund's portfolio manager, Ralph
Stellmacher, is employed by the Manager and is primarily responsible for the selection of the Fund's securities. The Fund's Board of Trustees, elected by shareholders, oversees the investment adviser and the portfolio manager. Please refer to "How the Fund is Managed," starting on page ___ for more information about the Manager and its fees.

     - How Risky is the Fund? All investments carry risks to some degree. The Fund may invest all or any portion of its assets in high-yield, lower-rated fixed-income securities. The primary advantage of high-yield securities is their relatively higher potential investment return.
However, such securities are considered speculative and may be subject to greater market fluctuations and risks of loss of income and principal and have less liquidity than investments in higher-rated securities. Fixed-income securities are also subject to interest rate risks and credit risks which can negatively impact the value of the security and the Fund's net asset value per share. There are certain risks associated with investments in foreign securities, including those related to changes in foreign currency rates, that are not present in domestic securities.
These changes affect the value of the Fund's investments and its price per share. In the Oppenheimer funds spectrum, the Fund is generally not as risky as aggressive growth funds, but is more aggressive than money market or investment grade bond funds. While the Manager tries to reduce risks by diversifying investments, by carefully researching securities before they are purchased for the portfolio, and in some cases by using hedging techniques, there is no guarantee of success in achieving the Fund's objectives and your shares may be worth more or less than their original cost when you redeem them. Please refer to "Investment Objectives and Policies" starting on page ___ for a more complete discussion of the Fund's investment risks.

     - How Can I Buy Shares? You can buy shares through your dealer or financial institution, or you can purchase shares directly through the Distributor by completing an Application or by using an Automatic
Investment Plan under AccountLink. Please refer to "How to Buy Shares" on page ___ for more details.

     - Will I Pay a Sales Charge to Buy Shares? The Fund offers an investor three classes of shares. All classes have the same investment portfolio, but different expenses. Class A shares are offered with a front-end sales charge, starting at 4.75%, and reduced for larger purchases. Class B shares and Class C shares are offered without a front-end sales charge, but may be subject to a contingent deferred sales charge if redeemed within 6 years or 12 months of purchase, respectively. There is also an annual asset-based sales charge on Class B shares and Class C shares. Please review "How to Buy Shares" starting on page ___ for more details, including a discussion about factors you and your financial advisor should consider in determining which class may be appropriate for you.

     - How Can I Sell My Shares? Shares can be redeemed by mail or by telephone call to the Transfer Agent on any business day, or through your dealer or by writing a check against your current account (available for Class A shares only). Please refer to "How to Sell Shares" on page ___. The Fund also offers exchange privileges to other Oppenheimer funds, described in "How To Exchange Shares" on page _____.

     - How Has the Fund Performed? The Fund measures its performance by quoting its yield and total returns, which measure historical performance. Those yields and returns can be compared to the yields and returns (over similar periods) of other funds. Of course, other funds may have different objectives, investments, and levels of risk. The Fund's performance can also be compared to a broad-based market index, which we have done on page ___. Please remember that past performance does not guarantee future results.

Financial Highlights

  The table on the following pages presents selected financial information about the Fund, including per share data and expense ratios and other data based on the Fund's average net assets. This information has been audited by Deloitte & Touche LLP, the Fund's independent auditors, whose report on the Fund's financial statements for the fiscal year ended June 30, 1996 is included in the Statement of Additional Information. Class C shares were only offered during a portion of the fiscal year ended June 30, 1996, commencing on November 1, 1995.



Financial Highlights

                                                     Class A
                                                     ------------------------------------------------------------------------------
                                                                                Year Ended June 30,
                                                     1996              1995             1994            1993             1992
==========================================================
==========================================================
===============
Per Share Operating Data:
Net asset value, beginning of period                 $13.22           $13.63           $14.16           $13.76           $13.08
-----------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                  1.29             1.30             1.42             1.60             1.79
Net realized and unrealized gain (loss)                 .27             (.40)            (.54)             .36              .68
                                                 ----------       ----------       ----------       ----------         --------
Total income from investment
operations                                             1.56              .90              .88             1.96             2.47

-----------------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                  (1.27)           (1.30)           (1.41)           (1.56)           (1.79)
Tax return of capital distribution                     --               (.01)            --               --               --
                                                 ----------       ----------       ----------       ----------         --------
Total dividends and distributions
to shareholders                                       (1.27)           (1.31)           (1.41)           (1.56)           (1.79)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $13.51           $13.22           $13.63           $14.16           $13.76
                                                 ==========       ==========       ==========
==========         ========

==========================================================
==========================================================
===============
Total Return, at Net Asset Value(3)                   12.25%            7.09%            6.27%           15.31%           20.06%

==========================================================
==========================================================
===============
Ratios/Supplemental Data:
Net assets, end of period
(in thousands)                                   $1,083,913       $1,060,752       $1,049,446       $1,119,056         $902,562
-----------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                $1,092,002       $1,005,746       $1,111,103       $  978,671         $768,339
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                  9.59%            9.81%           10.10%           11.59%           13.15%
Expenses                                               1.03%            1.03%            0.96%            0.97%            0.92%
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(5)                            104.9%            93.7%            96.7%            87.2%            64.0%

                                                     Class B                                                             Class C
                                                     ----------------------------------------------------------          ----------
                                                                                                                         Period
                                                                                                                         Ended
                                                                        Year Ended June 30,                              June 30,
                                                      1996             1995             1994            1993(2)          1996(1)

==========================================================
==========================================================
===============
Per Share Operating Data:
Net asset value, beginning of period                 $13.15           $13.57           $14.12           $13.87            $13.30
-----------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                  1.18             1.20             1.35              .23               .77
Net realized and unrealized gain (loss)                 .27             (.42)            (.60)             .27               .19
                                                 ----------       ----------       ----------       ----------          --------
Total income from investment
operations                                             1.45              .78              .75              .50               .96

-----------------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                  (1.17)           (1.19)           (1.30)            (.25)             (.76)
Tax return of capital distribution                     --               (.01)            --               --                --
                                                 ----------       ----------       ----------       ----------          --------
Total dividends and distributions
to shareholders                                       (1.17)           (1.20)           (1.30)            (.25)             (.76)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $13.43           $13.15           $13.57           $14.12            $13.50
                                                 ==========       ==========       ==========
==========          ========

==========================================================
==========================================================
===============
Total Return, at Net Asset Value(3)                   11.40%            6.21%            5.31%            3.54%             7.36%

==========================================================
==========================================================
===============
Ratios/Supplemental Data:
Net assets, end of period
(in thousands)                                     $279,789         $192,465          $87,509          $10,493            $7,648
-----------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                  $236,362         $134,550          $51,816          $ 4,405            $3,378
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                  8.75%            8.95%            8.98%           10.84%(4)          8.41%(4)
Expenses                                               1.84%            1.84%            1.88%            2.28%(4)          1.90%(4)
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(5)                            104.9%            93.7%            96.7%            87.2%            104.9%



1. For the period from November 1, 1995 (inception of offering) to June 30,
1996.

2. For the period from May 3, 1993 (inception of offering) to June 30, 1993.

3. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

4. Annualized.

5. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended June 30, 1996 were $1,387,208,016 and $1,318,582,145, respectively.

Investment Objectives and Policies

Objectives. The Fund's primary objective is to seek a high level of current income primarily by investing mainly in a diversified portfolio of high-yield, lower-rated fixed-income securities. The Fund generally invests in long-term debt and preferred stock issues, including convertible securities. Accordingly, the Fund's investments should be considered speculative. As a secondary objective, the Fund seeks capital growth when consistent with its primary objective.

 Investment Policies and Strategies. The high yield and high income sought by the Fund is ordinarily associated with securities in the lower rating categories of the nationally recognized statistical rating organizations ("NRSROs"). Consistent with its primary investment objective, the Fund anticipates that under normal conditions at least 80% of the value of its total assets will be invested in high yield, lower-rated income generating securities. The Fund's remaining assets may be held in cash or cash equivalents, in rights or warrants, or invested in common stock and other equity securities when such investments are consistent with its investment objectives or are acquired as part of a unit consisting of a combination of fixed-income securities and equity investments. Since market risks are inherent in all securities to varying degrees, there can be no assurance that the Fund's investment objectives will be met.

     - Special Risks of Lower-Rated Securities. In seeking high current income, the Fund may invest in higher-yielding, lower-rated debt securities, commonly known as "junk bonds." There is no restriction on the amount of the Fund's assets that could be invested in these types of securities. "Lower-grade" debt securities are those rated below "investment grade," which means that they have a rating lower than "Baa" by Moody's Investors Service, Inc. ("Moody's") or lower than "BBB" by Standard & Poor's Corporation ("S&P") or similar ratings by other NRSROs. The Fund may invest in securities rated as low as "C" or "D" or which may be in default at the time the Fund buys them. While securities rated "Baa" by Moody's or "BBB" by S&P are investment grade and are not regarded as "junk bonds," those securities may be subject to greater market fluctuations and risks of loss of income and principal than higher-grade securities and may be considered to have certain speculative characteristics.

     The Manager does not rely solely on ratings of securities by NRSROs when selecting investments for the Fund, but evaluates other economic and business factors as well. The Fund may invest in unrated securities that the Manager believes offer yields and risks comparable to rated securities. High-yield, lower-grade securities, whether rated or unrated, often have speculative characteristics. Lower-grade securities have special risks that make them riskier investments than investment grade securities. They may be subject to greater market fluctuations and risk of loss of income and principal than lower yielding, investment grade securities. There may be less of a market for them and therefore they may be harder to sell at an acceptable price. There is a relatively greater possibility that the issuer's earnings may be insufficient to make the payments of interest due on the bonds. The issuer's low creditworthiness may increase the potential for its insolvency ("credit risk"). All corporate debt securities (whether foreign or domestic) are subject to some degree of credit risk. Additionally, during an economic downturn, high-yield bonds might decline in value more than lower yielding, investment grade bonds. Also, an increase in interest rates could have a significant negative impact on the value of high-yield bonds.

     These risks mean that the Fund may not achieve the expected income from lower-grade securities, and that the Fund's net asset value per share may be affected by declines in value of these securities. The Fund is not obligated to dispose of securities when issuers are in default or if the rating of the security is reduced. These risks are discussed in more detail in the Statement of Additional Information.

     - Portfolio Turnover. A change in the securities held by the Fund is known as "portfolio turnover." Generally, the Fund will not trade for short-term profits, but when circumstances warrant, it may take advantage of differences in securities prices and yields or of fluctuations in interest rates. The Fund may sell securities without regard to the length of time held. As most purchases made by the Fund are principal transactions at net prices, the Fund incurs little or no brokerage costs. Short-term trading may affect the Fund's tax status.

     - How the Fund's Portfolio Securities Are Rated. As of June 30, 1996, the Fund's portfolio included corporate bonds in the following S&P rating categories or if unrated, determined by the Manager to be comparable to the category indicated (the amounts shown are dollar-weighted average values of the bonds in each category measured as a percentage of the Fund's total assets): AAA, 0.10%; BBB, 2.34%; BB, 21.37%; B, 46.53%; CCC,
5.09%; CC, 0.04%; C, 0.71%; and D, 0.01%. Appendix A to this Prospectus describes the rating categories. The allocation of the Fund's assets in securities in the different rating categories will vary over time.

     - Interest Rate Risks. In addition to credit risks, described below, debt securities are subject to changes in value due to changes in prevailing interest rates. When prevailing interest rates fall, the values of outstanding debt securities generally rise. Conversely, when interest rates rise, the values of outstanding debt securities generally decline. The magnitude of these fluctuations will be greater when the average maturity of the portfolio securities is longer.

     - Credit Risks. Debt securities are also subject to credit risks. Credit risk relates to the ability of the issuer of a debt security to make interest or principal payments on the security as they become due. Generally, higher-yielding, lower-rated bonds (which the Fund may hold) are subject to greater credit risk than higher-rated bonds. Securities issued or guaranteed by the U.S. Government are subject to little, if any, credit risk because they are backed by the "full faith and credit of the U.S. Government," which in general terms means that the U.S. Treasury stands behind the obligation to pay interest and principal. While the Manager may rely to some extent on credit ratings by NRSROs, such as Standard & Poor's or Moody's, in evaluating the credit risk of securities selected for the Fund's portfolio, it may also use its own research and analysis. However, many factors affect an issuer's ability to make timely payments, and there can be no assurance that the credit risks of a particular security will not change over time.

     - Can the Fund's Investment Objectives and Policies Change? The Fund has investment objectives, described above, as well as investment policies it follows to try to achieve its objectives. Additionally, the Fund uses certain investment techniques and strategies in carrying out those investment policies. The Fund's investment policies and techniques are not "fundamental" unless this Prospectus or the Statement of Additional Information says that a particular policy is "fundamental." The Fund's investment objectives are fundamental policies.

     Fundamental policies are those that cannot be changed without the approval of a "majority" of the Fund's outstanding voting shares. The term "majority" is defined in the Investment Company Act to be a particular percentage of outstanding voting shares (and this term is explained in the Statement of Additional Information). The Fund's Board of Trustees may change non-fundamental policies without shareholder approval, although significant changes will be described in amendments to this Prospectus.

Other Investment Techniques and Strategies. The Fund may also use the investment techniques and strategies described below. These techniques involve certain risks. The Statement of Additional Information contains more information about these practices, including limitations on their use that are designed to reduce some of the risks.

     - Foreign Securities. The Fund may purchase debt and equity securities issued or guaranteed by foreign companies or foreign governments, including foreign government agencies. The Fund may invest up to 100% of its assets in foreign securities. However, the Fund presently does not intend that such investments will exceed 25% of its net assets.
Investments in securities of issuers in underdeveloped countries and emerging markets generally involve more risk and may be considered highly speculative. Foreign currency will be held by the Fund only in connection with the purchase or sale of foreign securities.

     - Foreign securities have special risks. For example, foreign issuers are not subject to the same accounting and disclosure requirements as U.S. companies. The value of foreign investments may be affected by changes in foreign currency rates, exchange control regulations, expropriation or nationalization of a company's assets, foreign taxes, delays in settlement of transactions, changes in governmental economic or monetary policy in the U.S. or abroad, or other political and economic factors. Consequently, foreign investments may be less liquid and more volatile than investments in U.S. securities. More information about the risks and potential rewards of investing in foreign securities is contained in the Statement of Additional Information.

     - Hedging. As described below, the Fund may purchase and sell certain kinds of futures contracts, put and call options, forward contracts, and options on futures, securities indices and securities, or enter into interest rate swap agreements. These are all referred to as "hedging instruments." The Fund does not use hedging instruments for speculative purposes, and has limits on the use of them, described below. The hedging instruments the Fund may use are described below and in greater detail in "Other Investment Techniques and Strategies" in the Statement of
Additional Information.

     The Fund may buy and sell options, futures and forward contracts for a number of purposes. It may do so to try to manage its exposure to the possibility that the prices of its portfolio securities may decline, or to establish a position in the securities market as a temporary substitute for purchasing individual securities. Some of these strategies, such as selling futures, buying puts and writing covered calls, hedge the Fund's portfolio against price fluctuations.

     Other hedging strategies, such as buying futures and call options, tend to increase the Fund's exposure to the securities market. Forward currency contracts are used to try to manage foreign currency risks on the Fund's foreign investments. Foreign currency options are used to try to protect against declines in the dollar value of foreign securities the Fund owns, or to protect against an increase in the dollar cost of buying foreign securities. Writing covered call options may also provide income to the Fund for liquidity purposes or to raise cash to distribute to shareholders.

     - Futures. The Fund may buy and sell futures contracts that relate to interest rates (these are referred to as Interest Rate Futures) and broad-based securities indices (these are referred to as Financial Futures). These types of Futures are described in "Hedging" in the Statement of Additional Information.

     - Put and Call Options. The Fund may buy and sell certain kinds of put options (puts) and call options (calls).

     The Fund may buy calls only on debt or equity securities, security indices, foreign currencies, Interest Rate Futures and Financial Futures or to terminate its obligation on a call the Fund previously wrote. The Fund may write (that is, sell) covered call options. When the Fund writes a call, it receives cash (called a premium). The call gives the buyer the ability to buy the investment on which the call was written from the Fund at the call price during the period in which the call may be exercised.
If the value of the investment does not rise above the call price, it is likely that the call will lapse without being exercised, while the Fund keeps the cash premium (and the investment).

     The Fund may purchase put options. Buying a put on an investment gives the Fund the right to sell the investment at a set price to a seller of a put on that investment. The Fund may purchase puts that relate to (1) debt or equity securities, (2) Interest Rate Futures, (3) Financial
Futures, or (4) foreign currencies. The Fund may purchase puts on investments it does not own. Writing puts requires segregation of liquid assets to cover the exercise value of the put.

     The Fund may buy and sell puts and calls only if certain conditions are met: (1) options the Fund buys or sells must be listed on a domestic securities or commodities exchange, or quoted on the Automated Quotation System of the National Association of Securities Dealers, Inc. (NASDAQ) or traded in the over-the-counter market; (2) in the case of puts and calls on foreign currency, they must be traded on a securities or commodities exchange, or in the over-the-counter market, or quoted by recognized dealers in those options; (3) each call the Fund writes must be "covered" while it is outstanding; that means the Fund must own the investment on which the call was written or it must own other securities that are acceptable for the escrow arrangements required for calls; (4) any put written must be covered by segregated liquid assets with not more than 50% of the Fund's assets subject to puts; (5) the Fund may write calls on Futures contracts it owns, but these calls must be covered by securities or other liquid assets the Fund owns and segregates to enable it to satisfy its obligations if the call is exercised; and (6) a call or put option may not be purchased if the value of all of the Fund's put and call option positions would exceed 5% of the Fund's total net assets.

  - Forward Currency Contracts. Forward currency contracts are foreign currency exchange contracts. They are used to buy or sell foreign currency for future delivery at a fixed price. The Fund uses them to try to "lock in" the U.S. dollar price of a security denominated in a foreign currency that the Fund has purchased or sold, or to protect against possible losses from changes in the relative values of the U.S. dollar and a foreign currency. The Fund may also use "cross hedging" where the Fund hedges against changes in currencies other than the currency in which a security it holds is denominated.

     - Interest Rate Swaps. In an interest rate swap, the Fund and another party exchange their right to receive or their obligation to pay interest on a security. For example, they may swap a right to receive floating interest rate payments for fixed interest rate payments. The Fund enters into swaps only on securities it owns. The Fund may not enter into swaps with respect to more than 25% of its total assets. Also, the Fund will segregate liquid assets (such as cash or U.S. Government securities) to cover any amounts it could owe under swaps that exceed the amounts it is entitled to receive, and it will adjust that amount daily, as needed.

     - Hedging instruments can be volatile investments and may involve special risks. The use of hedging instruments requires special skills and knowledge of investment techniques that are different than what is required for normal portfolio management. If the Manager uses a hedging instrument at the wrong time or judges market conditions incorrectly, hedging strategies may reduce the Fund's return. The Fund could also experience losses if the prices of its futures and options positions were not correlated with its other investments or if it could not close out a position because of an illiquid market for the future or option.

     Options trading involves the payment of premiums and has special tax effects on the Fund. There are also special risks in particular hedging strategies. For example, if a covered call written by the Fund is exercised on an investment that has increased in value, the Fund will be required to sell the investment at the call price and will not be able to realize any profit if the investment has increased in value above the call price. The use of forward contracts may reduce the gain that would otherwise result from a change in the relationship between the U.S. dollar and a foreign currency. Interest rate swaps are subject to credit risks (if the other party fails to meet its obligations) and also to interest rate risks. The Fund could be obligated to pay more under its swap agreements than it receives under them, as a result of interest rate changes. These risks are described in greater detail in the Statement of Additional Information.

     - Derivative Investments. In general, a "derivative investment" is a specially designed investment whose performance is linked to the performance of another investment or security, such as an option, future, index, currency or commodity. Derivative instruments may be used by the Fund in some cases for hedging purposes and in other cases for "non-hedging" purposes to seek income or total return. In the broadest sense, derivative investments include exchange-traded options and futures contracts (see "Hedging"), as well as the investments discussed in this section.

     The Fund may invest in different types of derivatives. "Index-linked" or "commodity-linked" notes are debt securities of companies that call for interest payments and/or payment on the maturity of the note in different terms than the typical note where the borrower agrees to make fixed interest payments and/or to pay a fixed sum on the maturity of the note. Principal and/or interest payments on an index-linked note depend on the performance of one or more market indices, such as the S & P 500 Index or a weighted index of commodity futures, such as crude oil, gasoline and natural gas. The Fund may invest in "debt exchangeable for common stock" of an issuer or "equity-linked" debt securities of an issuer. At maturity, the principal amount of the debt security is exchanged for common stock of the issuer or is payable in an amount based on the issuer's common stock price at the time of maturity. In either case there is a risk that the amount payable at maturity will be less than the expected principal amount of the debt.

     The Fund may also invest in currency-indexed securities. Typically, these are short-term or intermediate-term debt securities having a value at maturity, and/or an interest rate, determined by reference to one or more foreign currencies. The currency-indexed securities purchased by the Fund may make payments based on a formula. The payment of principal or periodic interest may be calculated as a multiple of the movement of one currency against another currency, or against an index. These investments may entail increased risk to principal and increased price volatility.

     - Derivatives may entail special risks. The company issuing the instrument may fail to pay the amount due on the maturity of the instrument. Also, the underlying investment or security might not perform the way the Manager expected it to perform because the financial markets, underlying securities, currencies and indices may move in a direction not anticipated by the Manager. Performance of derivative investments may also be influenced by interest rate and stock market changes in the U.S. and abroad. All of this can mean that the Fund will realize less principal or income from the investment than expected. Certain derivative investments held by the Fund may be illiquid. Please refer to "Illiquid and Restricted Securities."

     - Asset-Backed Securities. The Fund may invest in securities that represent undivided fractional interests in pools of consumer loans, similar in structure to mortgaged-backed securities described below. Payments of principal and interest on the underlying obligations are passed through to holders of asset-backed securities and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or having a priority to certain of the issuer's other assets. The degree of credit enhancement varies, and generally applies to only a fraction of the asset-backed security's par value until exhausted. If the credit enhancement of an asset-backed security held by the Fund has been exhausted, and if any required payments of principal and interest are not made with respect to the underlying loans, the Fund may then experience losses or delays in receiving payment. Further details are set forth in the Additional Statement under "Investment Objectives and Policies -- Asset-Backed Securities."

     - Mortgage-Backed Securities and CMOs. The Fund's investments may include securities which represent participation interests in pools of residential mortgage loans, including collateralized mortgage-backed obligations ("CMOs"), which may be issued or guaranteed by agencies or instrumentalities of the U.S. Government (e.g., GNMA, FNMA and FHLMC certificates). Such securities differ from conventional debt securities which provide for periodic payment of interest in fixed amounts (usually semi-annually) with principal payments at maturity or specified call dates. Mortgage-backed securities provide monthly payments which are, in effect, a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. The Fund's reinvestment of scheduled principal payments and unscheduled prepayments it receives may occur at lower rates than the original investment, thus reducing the yield of the Fund. CMOs in which the Fund may invest are securities issued by a U.S. Government instrumentality that are collateralized by a portfolio of mortgages or mortgage-backed securities. The issuer's obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage-backed securities.

     The Fund may also invest in CMOs that are "stripped," that is, the security is divided into two parts, one of which receives some or all of the principal payments and the other which receives some or all of the interest payments. The yield to maturity on the class that receives only interest is extremely sensitive to the rate of payment of the principal on the underlying mortgages. Principal prepayments increase that sensitivity. Stripped securities that pay interest only are therefore subject to greater price volatility when interest rates change, and have the additional risk that if the underlying mortgages are prepaid, which is more likely to happen if interest rates fall, the Fund will lose the anticipated cash flow from the interest on the mortgages that were prepaid. Stripped securities that receive principal payments only are also subject to increased volatility in price due to interest rate changes and have the additional risk that the security will be less liquid during demand or supply imbalances.

     Mortgage-backed securities may be less effective than conventional debt obligations of similar maturity at maintaining yields during periods of declining interest rates. The Fund may also enter into "forward roll" transactions with banks or other buyers that provide for future delivery of the mortgage-backed securities in which it may invest. The Fund is required to identify cash, U.S. Government securities or other high-grade debt securities to its custodian bank in an amount equal to its purchase payment obligation under the roll. Further details are set forth in the Statement of Additional Information under "Mortgage-Backed Securities."

     - Loans of Portfolio Securities. To raise cash for liquidity purposes, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions. The Fund must receive collateral for a loan.
After any loan, the value of the securities loaned must not exceed 10% of the value of the Fund's net assets. There are some risks in connection with securities lending. The Fund might experience a delay in receiving additional collateral to secure a loan, or a delay in recovery of the loaned securities. The Fund presently does not intend to engage in loans of securities that will exceed 5% of the value of the Fund's net assets in the coming year.

     - Illiquid and Restricted Securities. Under the policies and procedures established by the Fund's Board of Trustees, the Manager determines the liquidity of certain of the Fund's investments. Investments may be illiquid because of the absence of an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. A restricted security is one that has a contractual restriction on its resale or which cannot be sold publicly until it is registered under the Securities Act of 1933. The Fund currently intends to invest no more than 10% of its net assets in illiquid and restricted securities. The Fund's percentage limitation on these investments does not apply to certain restricted securities that are eligible for resale to qualified institutional purchasers.

     - Repurchase Agreements. The Fund may enter into repurchase agreements. In a repurchase transaction, the Fund buys a security and simultaneously sells it to the vendor for delivery at a future date. Repurchase agreements must be fully collateralized. However, if the vendor of the securities under a repurchase agreement fails to pay the resale price on the delivery date, the Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so. The Fund will not enter into a repurchase agreement which causes more than 10% of its net assets to be subject to repurchase agreements having a maturity beyond seven days. There is no limit on the amount of the Fund's net assets that may be subject to repurchase agreements of seven days or less.

     - Participation Interests. The Fund may acquire participation interests in U.S. dollar-denominated loans that are made to U.S. or foreign companies (the "borrower"). They may be interests in, or assignments of, the loan, and are acquired from banks or brokers that have made the loan or are members of the lending syndicate. The Manager has set certain creditworthiness standards for issuers of loan participations, and monitors their creditworthiness. Some borrowers may have senior securities rated as low as "C" by Moody's or "D" by S&P, but may be deemed acceptable credit risks. Participation interests are considered investments in illiquid securities (see "Illiquid and Restricted Securities," above). Their value primarily depends upon the creditworthiness of the borrower, and its ability to pay interest and principal. Borrowers may have difficulty making payments. If a borrower fails to make scheduled interest or principal payments, the Fund could experience a reduction in its income and a decline in the net asset value of its shares. Further details are set forth in the Additional Statement under "Investment Objectives and Policies."

     - Temporary Defensive Investments. When bond and stock market prices are falling or in other volatile economic or unusual business circumstances, the Fund may invest all or a portion of its assets in defensive securities. Securities selected for defensive purposes may include cash or cash equivalents, such as U.S. Treasury Bills and other short-term obligations of the U.S. Government, its agencies or instrumentalities, or commercial paper rated "A-1" or better by Standard
& Poor's Corporation or "P-1" or better by Moody's Investors Service, Inc. or similar ratings by other NRSROs.

Other Investment Restrictions. The Fund has other investment restrictions which are fundamental policies. Under these fundamental policies, the Fund cannot do any of the following:
     - buy securities issued or guaranteed by any one issuer (except the U.S. Government or its agencies or instrumentalities) if with respect to 75% of its total assets, more than 5% of the Fund's total assets would be invested in the securities of that issuer, or the Fund would then own more than 10% of that issuer's voting securities;
     - borrow money, except from banks as a temporary measure for extraordinary or emergency purposes and not for the purpose of leveraging its investments, and then only up to 10% of the market value of the Fund's assets; no additional investments may be made whenever borrowings exceed 5% of the Fund's assets;
     - buy a security if, as a result of such purchase, more than 25% of its total assets would be invested in the securities of issuers principally engaged in the same industry; for purposes of this limitation, utilities will be divided according to their services; for example, gas, gas transmission, electric and telephone utilities will each be considered a separate industry;
  - make loans, except by purchasing debt obligations in which the Fund may invest consistent with its investment policies, or by entering into repurchase agreements or as described in "Loans of Portfolio Securities" in the Statement of Additional Information;
     - invest more than 5% of the value of its assets in rights and warrants nor more than 2% of such value in rights and warrants which are not listed on the New York or American Stock Exchanges; rights and warrants attached to other securities or acquired in units are not subject to this limitation; or
     - buy securities of an issuer which, together with any predecessor, has been in operation for less than three years, if as a result, the aggregate of such investments would exceed 5% of the value of the Fund's net assets.

     All of the percentage restrictions described above and elsewhere in this Prospectus apply only at the time the Fund purchases a security, and the Fund need not dispose of a security merely because the size of the Fund's assets has changed or the security has increased in value relative to the size of the Fund. There are other fundamental policies discussed in the Statement of Additional Information.

How the Fund is Managed

Organization and History. The Fund was originally incorporated in Maryland in 1978 but was reorganized in 1986 as a Massachusetts business trust. The Fund is an open-end, diversified management investment company, with an unlimited number of authorized shares of beneficial interest.

  The Fund is governed by a Board of Trustees, which is responsible for protecting the interests of shareholders under Massachusetts law. The Trustees meet periodically throughout the year to oversee the Fund's activities, review its performance, and review the actions of the Manager. "Trustees and Officers of the Fund" in the Statement of Additional Information names the Trustees and officers of the Fund, and provides more information about them. Although the Fund will not normally hold annual meetings, it may hold shareholder meetings from time to time on important matters, and shareholders have the right to call a meeting to remove a Trustee or to take other action described in the Fund's Declaration of Trust.

     The Board of Trustees has the power, without shareholder approval, to divide unissued shares of the Fund into two or more classes. The Board has done so, and the Fund currently has three classes of shares, Class A, Class B and Class C. All classes invest in the same investment portfolio. Each class has its own dividends and distributions and pays certain expenses which may be different from the other classes. Therefore, each class may have a different net asset value. Each share has one vote at shareholder meetings, with fractional shares voting proportionally. Only shares of a particular class vote as a class on matters that affect that class alone. Shares are freely transferrable.

The Manager and Its Affiliates. The Fund is managed by the Manager, OppenheimerFunds, Inc., which is responsible for selecting the Fund's investments and handles its day-to-day business. The Manager carries out its duties, subject to the policies established by the Board of Trustees, under an Investment Advisory Agreement with the Fund which states the Manager's responsibilities. The Investment Advisory Agreement sets forth the fees paid by the Fund to the Manager, and describes the expenses that the Fund is responsible to pay to conduct its business.

     The Manager has operated as an investment adviser since 1959. The Manager (including a subsidiary) currently manages investment companies, including other Oppenheimer funds, with assets of more than $50 billion as of June 30, 1996, and with more than 3 million shareholder accounts. The Manager is owned by Oppenheimer Acquisition Corp., a holding company that is owned in part by senior officers of the Manager and controlled by Massachusetts Mutual Life Insurance Company.

     - Portfolio Manager. The Portfolio Manager of the Fund is Ralph W. Stellmacher. He has been the person principally responsible for the day-to-day management of the Fund's portfolio since January, 1988. Mr. Stellmacher is a Senior Vice President of the Manager and Vice President of the Fund, and also serves as an officer of other Oppenheimer funds. During the past five years, Mr. Stellmacher has also served as an officer and portfolio manager of other Oppenheimer funds.

     - Fees and Expenses. Under the Investment Advisory Agreement, the Fund pays the Manager the following annual fees, which decline on additional assets as the Fund grows: 0.75% of the first $200 million of average annual net assets, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, and 0.60% of the next $200 million and 0.50% of average annual net assets over $1 billion. The
Fund's management fee for its last fiscal year was 0.64% of average annual net assets for its Class A, Class B and Class C shares, which may be higher than the rate paid by some other mutual funds.

     The Fund pays expenses related to its daily operations, such as custodian fees, Trustees' fees, transfer agency fees, legal fees and auditing costs. Those expenses are paid out of the Fund's assets and are not paid directly by shareholders. However, those expenses reduce the net asset value of shares, and therefore are indirectly borne by shareholders through their investment. More information about the Investment Advisory Agreement and the other expenses paid by the Fund is contained in the Statement of Additional Information.

     There is also information about the Fund's brokerage policies and practices in "Brokerage Policies of the Fund" in the Statement of Additional Information. That section discusses how brokers and dealers are selected for the Fund's portfolio transactions. When deciding which brokers to use, the Manager is permitted by the Investment Advisory Agreement to consider whether brokers have sold shares of the Fund or any other funds for which the Manager serves as investment adviser.

     - The Distributor. The Fund's shares are sold through dealers, brokers and other financial institutions that have a sales agreement with OppenheimerFunds Distributor, Inc., a subsidiary of the Manager that acts as the Fund's Distributor. The Distributor also distributes the shares of the other Oppenheimer funds and is sub-distributor for funds managed by a subsidiary of the Manager.

     - The Transfer Agent. The Fund's transfer agent is OppenheimerFunds Services, a division of the Manager, which acts as the shareholder servicing agent for the Fund on an "at-cost" basis. It also acts as the shareholder servicing agent for other Oppenheimer funds. Shareholders should direct inquiries about their accounts to the Transfer Agent at the address and toll-free number shown below in this Prospectus and on the back cover.

Performance of the Fund

 Explanation of Performance Terminology. The Fund uses the terms "total return", "average annual total return" and "yield" to illustrate its performance. The performance of each class of shares is shown separately, because the performance of each class of shares will usually be different, as a result of the different kinds of expenses each class bears. These returns measure the performance of a hypothetical account in the Fund over various periods and do not show the performance of each shareholder's account (which will vary if dividends are received in cash, or shares are purchased or sold). The Fund's performance information may help you see how well your Fund has done over time and to compare it to other funds or market indices as we have done on pages __ and __.

     It is important to understand that the Fund's yields and total returns represent past performance and should not be considered to be predictions of future returns or performance. This performance data is described below, but more detailed information about how total returns and yields are calculated is contained in the Statement of Additional Information, which also contains information about other ways to measure and compare the Fund's performance. The Fund's investment performance will vary over time, depending on market conditions, the composition of the portfolio, expenses and which class of shares you purchase.

     - Total Returns. There are different types of total returns used to measure the Fund's performance. Total return is the change in value of a hypothetical investment in the Fund over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares. The cumulative total return measures the change in value over the entire period (for example, ten years). An average annual total return shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period. However, average annual total returns do not show the Fund's actual year-by-year performance.

     When total returns are quoted for Class A shares, normally the current maximum initial sales charge has been deducted. When total returns are shown for Class B or Class C shares, normally the contingent deferred sales charge that applies to the period for which total return is shown has been deducted. Total returns may also be quoted "at net asset value," without the sales charge, and those returns would be reduced if sales charges were deducted. However, total returns may also be shown based on the change in net asset value, without considering the effect of the contingent deferred sales charge, and those returns would be less if sales charges were deducted.

     - Yield. Each Class of shares calculates its yield by dividing the annualized net investment income per share on the portfolio during a 30-day period by the maximum offering price on the last day of the period. The yield of each Class will differ because of the different expenses of each Class of shares. The yield data represents a hypothetical investment return on the portfolio, and does not measure an investment return based on dividends actually paid to shareholders. To show that return, a dividend yield may be calculated. Dividend yield is calculated by dividing the dividends of a Class derived from net investment income during a stated period by the maximum offering price on the last day of the period. Yields and dividend yields for Class A shares reflect the deduction of the maximum initial sales charge, but may also be shown based on the Fund's net asset value per share. Yields for Class B and Class C shares do not reflect the deduction of the contingent deferred sales charge.

 How Has the Fund Performed? Below is a discussion by the Manager of the Fund's performance during its last fiscal year ended June 30, 1996, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index and a narrower market index.

     - Management's Discussion of Performance. The calendar year 1996 has been a volatile year for fixed income investors. Amid all the discussion of higher interest rates and falling bond prices it is important to note that there has been a significant disparity of performance between the various sectors of the fixed income markets. On a year to date basis the average high yield fund is up 6.93% which compares favorably with the average return on U.S. government funds, which is down 2.75%.

     The strong year-to-date performance of the high yield market is largely due to the favorable economic climate which has resulted in relatively healthy corporate cash flows and a low default rate. In addition, the high yield market has benefited from strong investor flows and a series of merger and acquisition transactions which has resulted in deleveraging for many high yield issuers. The Fund generated strong relative performance by being aggressively invested during January and February of 1996 when the high yield market rallied. In addition, the Fund has been diversified into international fixed income markets which have generated stellar year to date performance.

     - Comparing the Fund's Performance to the Market. The graphs below show the performance of a hypothetical $10,000 investment in each Class of shares of the Fund held until June 30, 1996, in the case of Class A shares, over a ten-year period, in the case of Class B shares, from the inception of the Class on May 3, 1993, and in the case of Class C shares, from the inception of the Class on November 1, 1995, with all dividends and capital gains distributions reinvested in additional shares.

     The Fund's performance is compared to the performance of the Merrill Lynch High Yield Bond Master Index. The Merrill Lynch High Yield Bond Master Index consists of fixed-rate, coupon-bearing bonds with an outstanding par which is greater than or equal to $50 million, a maturity range greater than or equal to one year and a credit rating which must be less than BBB/Baa3 (by Standard & Poor's or Moody's, respectively) rated but not in default. This Index is used as a measure of the performance of the high-yield corporate bond market which is the market in which the Fund principally invests. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data below shows the effect of taxes. Also, the Fund's performance reflects the effect of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in any one index. Moreover, the index data does not reflect any assessment of the risk of the individual investments included in the index.

Class A Shares
Comparison of Change in Value
of $10,000 Hypothetical Investment in:
Oppenheimer High Yield Fund
and the Merrill Lynch High Yield Bond Master Index

(Graph)


Average Annual Total Returns of the Fund at 6/30/96

                   1-Year         5-Year        10-Year1

     Class A:      6.92%        10.99%             9.36%


Class B Shares
Comparison of Change in Value
of $10,000 Hypothetical Investment in:
Oppenheimer High Yield Fund
and the Merrill Lynch High Yield Bond Master Index

(Graph)


Average Annual Total Return of the Fund at 6/30/96

                   1-Year         Life2

     Class B:       6.40%         7.88%


Class C Shares
Comparison of Change in Value
of $10,000 Hypothetical Investment in:
Oppenheimer High Yield Fund
and the Merrill Lynch High Yield Bond Master Index

(Graph)

Cumulative Total Return of the Fund at 6/30/96

                        Life3

     Class C:         6.36%


     _______________________________
     1 The inception date of the Fund (Class A shares) was 7/28/78. The average annual total returns and ending account value in the graph reflect reinvestment of all dividends and capital gains distributions and are shown net of the applicable 4.75% maximum initial sales charge.

     2 Class B shares of the Fund were first publicly offered on 5/3/93. The average annual total returns reflect reinvestment of all dividend and capital gains distributions and are shown net of the applicable 5% and 3% contingent deferred sales charges, respectively, for the 1-year period and life-of-the-class. The ending account value in the graph is net of the applicable 3% contingent deferred sales charge.

     3 Class C Shares of the Fund were first publicly offered on 11/1/95. The cumulative total return and the ending account value in the graph reflect reinvestment of all dividends and capital gains distributions and are shown net of the applicable 1% contingent deferred sales charge.

     Past performance is not predictive of future performance. Graphs are not drawn to same scale.

ABOUT YOUR ACCOUNT

How to Buy Shares

 Classes of Shares. The Fund offers investors three different classes of shares. The different classes of shares represent investments in the same portfolio of securities but may be subject to different expenses and will likely have different share prices.

     - Class A Shares. If you buy Class A shares, you pay an initial sales charge on investments up to $1 million (up to $500,000 for purchases by OppenheimerFunds prototype 401(k) plans). If you purchase Class A shares as part of an investment of at least $1 million ($500,000 for OppenheimerFunds prototype 401(k) plans) in shares of one or more Oppenheimer funds, you will not pay an initial sales charge but if you sell any of those shares within 18 months after your purchase, you may pay a contingent deferred sales charge. The amount of that sales charge will vary depending on the amount you invested. Sales charge rates are described in "Buying Class A Shares" below.

     - Class B Shares. If you buy Class B shares, you pay no sales charge at the time of purchase, but if you sell your shares within six years of buying them, you will normally pay a contingent deferred sales charge that varies depending on how long you own your shares as described in "Buying Class B Shares" below.

     - Class C Shares. If you buy Class C shares, you pay no sales charge at the time of purchase, but if you sell your shares within 12 months of buying them, you will normally pay a contingent deferred sales charge of 1% as described in "Buying Class C Shares" below.

Which Class of Shares Should You Choose? Once you decide that the Fund is an appropriate investment for you, the decision as to which class of shares is better suited to your needs depends on a number of factors which you should discuss with your financial advisor. The Fund's operating costs that apply to a class of shares and the effect of the different types of sales charges on your investment will vary your investment results over time. The most important factors to consider are how much you plan to invest and how long you plan to hold your investment. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate those factors to see if you should consider another class of shares.

     In the following discussion, to help provide you and your financial advisor with a framework in which to choose a class, we have made some assumptions using a hypothetical investment in the Fund. We used the sales charge rates that apply to Class A, Class B and Class C and considered the effect of the annual asset-based sales charge on Class B and Class C expenses (which, like all expenses, will affect your investment return). For the sake of comparison, we have assumed that there is a 10% rate of appreciation in the investment each year. Of course, the actual performance of your investment cannot be predicted and will vary, based on the Fund's actual investment returns and the operating expenses borne by each class of shares, and which class of shares you invest in. The factors discussed below are not intended to be investment advice or recommendations, because each investor's financial considerations are different. The discussion below of the factors to consider in purchasing a particular class of shares assumes that you will purchase only one class of shares and not a combination of shares of different classes.

     - How Long Do You Expect to Hold Your Investment? While future financial needs cannot be predicted with certainty, knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares. Because of the effect of class-based expenses, your choice will also depend on how much you plan to invest. For example, the reduced sales charges available for larger purchases of Class A shares may, over time, offset the effect of paying an initial sales charge on your investment (which reduces the amount of your investment dollars used to buy shares for your account), compared to the effect over time of higher class-based expenses on Class B or Class C shares for which no initial sales charge is paid.

     - Investing for the Short Term. If you have a short-term investment horizon (that is, you plan to hold your shares for not more than six years), you should probably consider purchasing Class A or Class C shares rather than Class B shares, because of the effect of the Class B contingent deferred sales charge if you redeem in less than 7 years, as well as the effect of the Class B asset-based sales charge on the investment return for that class in the short-term. Class C shares might be the appropriate choice (especially for investments of less than $100,000), because there is no initial sales charge on Class C shares, and the contingent deferred sales charge does not apply to amounts you sell after holding them one year.

     However, if you plan to invest more than $100,000 for the shorter term, then the more you invest and the more your investment horizon increases toward six years, Class C shares might not be as advantageous as Class A shares. That is because the annual asset-based sales charge on Class C shares will have a greater impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares. For example, Class A might be more advantageous than Class C (as well as Class B) for investments of more than $100,000 expected to be held for 5 or 6 years (or more). For investments over $250,000 expected to be held 4 to 6 years (or more), Class A shares may become more advantageous than Class C (and Class B). If investing
$500,000 or more, Class A may be more advantageous as your investment horizon approaches 3 years or more.

     And for most investors who invest $1 million or more, in most cases Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares. For that reason, the Distributor normally will not accept purchase orders of $500,000 or more of Class B shares or $1 million or more of Class C shares from a single investor.

     - Investing for the Longer Term. If you are investing for the longer-term, for example, for retirement, and do not expect to need access to your money for seven years or more, Class B shares may be an appropriate consideration, if you plan to invest less than $100,000. If you plan to invest more than $100,000 over the long term, Class A shares will likely be more advantageous than Class B shares or Class C shares, as discussed above, because of the effect of the expected lower expenses for Class A shares and the reduced initial sales charges available for larger investments in Class A shares under the Fund's Right of Accumulation.

     Of course, these examples are based on approximations of the effect of current sales charges and expenses on a hypothetical investment over time, using the assumed annual performance return stated above, and therefore you should analyze your options carefully.

     - Are There Differences in Account Features That Matter to You? Because some account features may not be available to Class B or Class C shareholders, you should carefully review how you plan to use your investment account before deciding which class of shares is better for you. For example, share certificates are not available for Class B or Class C shares and if you are considering using your shares as collateral for a loan, that may be a factor to consider. Also, checkwriting privileges are not available for Class B or Class C shares. Additionally, the dividends payable to Class B and Class C shareholders will be reduced by the additional expenses borne solely by those classes, such as the asset-based sales charges described below and in the Statement of Additional Information.

     - How Does It Affect Payments to My Broker? A salesperson, such as a broker, or any other person who is entitled to receive compensation for selling Fund shares may receive different compensation for selling one class of shares than for selling another class. It is important that investors understand that the purpose of the Class B and Class C contingent deferred sales charges and asset-based sales charges is the same as the purpose of the front-end sales charge on sales of Class A shares: to compensate the Distributor for commissions it pays to dealers and financial institutions for selling shares.

How Much Must You Invest? You can open a Fund account with a minimum initial investment of $1,000 and make additional investments at any time with as little as $25. There are reduced minimum investments under special investment plans.
     With Asset Builder Plans, Automatic Exchange Plans, 403(b)(7) custodial plans and military allotment plans, you can make initial and subsequent investments of as little as $25; and subsequent purchases of at least $25 can be made by telephone through AccountLink.
         Under pension, profit-sharing and 401(k) plans and Individual Retirement Accounts (IRAs), you can make an initial investment of as little as $250 (if your IRA is established under an Asset Builder Plan, the $25 minimum applies), and subsequent investments may be as little as $25.
         There is no minimum investment requirement if you are buying shares by reinvesting dividends or distributions from the Fund or other
Oppenheimer funds (a list of them appears in the Statement of Additional Information, or you can ask your dealer or call the Transfer Agent), or by reinvesting distributions from unit investment trusts that have made arrangements with the Distributor.

     - How Are Shares Purchased? You can buy shares several ways: through any dealer, broker or financial institution that has a sales agreement with the Distributor, or directly through the Distributor, or automatically from your bank account through an Asset Builder Plan under the OppenheimerFunds AccountLink service. The Distributor may appoint certain servicing agents as Distributor's agent to accept purchase (and redemption) orders. When you buy shares, be sure to specify Class A, Class B or Class C shares. If you do not choose, your investment will be made in Class A shares.

     - Buying Shares Through Your Dealer. Your dealer will place your order with the Distributor on your behalf.

     - Buying Shares Through the Distributor. Complete an OppenheimerFunds New Account Application and return it with a check payable to "OppenheimerFunds Distributor, Inc." Mail it to P.O. Box 5270, Denver, Colorado 80217. If you don't list a dealer on the application, the Distributor will act as your agent in buying the shares. However, we recommend that you discuss your investment first with a financial advisor, to be sure it is appropriate for you.

     - Buying Shares Through OppenheimerFunds AccountLink. You can use AccountLink to link your Fund account with an account at a U.S. bank or other financial institution that is an Automated Clearing House (ACH) member to transmit funds electronically to purchase shares, to have the Transfer Agent send redemption proceeds or to transmit dividends and distributions to your bank account.

     Shares are purchased for your account on AccountLink on the regular business day the Distributor is instructed by you to initiate the ACH transfer to buy shares. You can provide those instructions automatically, under an Asset Builder Plan, described below, or by telephone instructions using OppenheimerFunds PhoneLink, also described below. You should request AccountLink privileges on the application or dealer settlement instructions used to establish your account. Please refer to "AccountLink" below for more details.

     - Asset Builder Plans. You may purchase shares of the Fund (and up to four other Oppenheimer funds) automatically each month from your account at a bank or other financial institution under an Asset Builder Plan with AccountLink. Details are on the Application and in the Statement of Additional Information.

     - At What Price Are Shares Sold? Shares are sold at the public offering price based on the net asset value (plus any initial sales charge that applies). That price is determined after the Distributor receives the purchase order in Denver, Colorado. In most cases, to enable you to receive that day's offering price, the Distributor or its designated agent must receive your order by the time of day The New York Stock Exchange closes which is normally 4:00 P.M., New York time, but may be earlier on some days (all references to time in this Prospectus mean "New York time"). The net asset value of each class of shares is determined as of that time on each day The New York Stock Exchange is open (which is referred to in this Prospectus as a "regular business day"). If you buy shares through a dealer, the dealer must receive your order by the close of The New York Stock Exchange, on a regular business day and transmit it to the Distributor so that it is received before the Distributor's close of business that day, which is normally 5:00 P.M. The Distributor may reject any purchase order for the Fund's shares, in its sole discretion.

Special Sales Charge Arrangements for Certain Persons. Appendix B to this Prospectus sets forth conditions for the waiver of, or exemption from, sales charges or the special sales charge rates that apply to purchases of shares of the Fund (including purchases by exchange) by a person who was a shareholder of one of the Former Quest for Value Funds (as defined in that Appendix).

Buying Class A Shares. Class A shares are sold at their offering price, which is normally net asset value plus an initial sales charge. However, in some cases, described below, purchases are not subject to an initial sales charge, and the offering price will be the net asset value. In some cases, reduced sales charges may be available, as described below. Out of the amount you invest, the Fund receives the net asset value to invest for your account. The sales charge varies depending on the amount of your purchase. A portion of the sales charge may be retained by the Distributor and allocated to your dealer as commission. The current sales charge rates and commissions paid to dealers and brokers are as follows:


                                                               Commission
                           Front-End        Front-End          as
                           Sales Charge as  Sales Charge as    Percentage
                           Percentage of    Percentage of      of Offering
Amount of Purchase         Offering Price   Amount Invested    Price
------------------         --------------   ---------------    -----------
Less than $50,000          4.75%            4.98%              4.00%

$50,000 or more
but less than $100,000     4.50%            4.71%              3.75%

$100,000 or more
but less than $250,000      3.50%           3.63%              2.75%

$250,000 or more
but less than $500,000      2.50%           2.56%              2.00%

$500,000 or more but less
than $1 million             2.00%           2.04%              1.60%

$1 million or more          None            None               None

     The Distributor reserves the right to reallow the entire commission to dealers. If that occurs, the dealer may be considered an "underwriter" under Federal securities laws.

     - Class A Contingent Deferred Sales Charge. There is no initial sales charge on purchases of Class A shares of any one or more of the Oppenheimer funds in the following cases:
     - Purchases aggregating $1 million or more, or
     - Purchases by an OppenheimerFunds prototype 401(k) plan that: (1) buys shares costing $500,000 or more, or (2) has, at the time of purchase, 100 or more eligible participants, or (3) certifies that it projects to have annual plan purchases of $200,000 or more.

  The Distributor pays dealers of record commissions on those purchases in an amount equal to the sum of 1.0% of (1) the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of purchases over $5 million. That commission will be paid only on the amount of those purchases in excess of $1 million ($500,000 for purchases by OppenheimerFunds 401(k) prototype plans) that were not previously subject to a front-end sales charge and dealer commission.

     If you redeem any of those shares within 18 months of the end of the calendar month of their purchase, a contingent deferred sales charge (called the "Class A contingent deferred sales charge") will be deducted from the redemption proceeds. That sales charge will be equal to 1.0% of either (1) the aggregate net asset value of the redeemed shares (not including shares purchased by reinvestment of dividends or capital gain distributions) or (2) the original cost of the shares, whichever is less. However, the Class A contingent deferred sales charge will not exceed the aggregate amount of the commissions the Distributor paid to your dealer on all Class A shares of all Oppenheimer funds you purchased subject to the Class A contingent deferred sales charge. In determining whether a contingent deferred sales charge is payable, the Fund will first redeem shares that are not subject to the sales charge, including shares purchased by reinvestment of dividends and capital gains, and then will redeem other shares in the order that you purchased them. The Class A contingent deferred sales charge is waived in certain cases described in "Waivers of Class A Sales Charges" below.

     No Class A contingent deferred sales charge is charged on exchanges of shares under the Fund's Exchange Privilege (described below). However, if the shares acquired by exchange are redeemed within 18 months of the end of the calendar month of the purchase of the exchanged shares, the contingent deferred sales charge will apply.

     - Special Arrangements With Dealers. The Distributor may advance up to 13 months' commissions to dealers that have established special arrangements with the Distributor for Asset Builder Plans for their clients. Dealers whose sales of Class A shares of Oppenheimer funds (other than money market funds) under OppenheimerFunds-sponsored 403(b)(7) custodial plans exceed $5 million per year (calculated per quarter), will receive monthly one-half of the Distributor's retained commissions on those sales, and if those sales exceed $10 million per year, those dealers will receive the Distributor's entire retained commission on those sales.

Reduced Sales Charges for Class A Share Purchases. You may be eligible to buy Class A shares at reduced sales charge rates in one or more of the following ways:

     - Right of Accumulation. To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you and your spouse can add together Class A and Class B shares you purchase for your individual accounts, or jointly, or for trust or custodial accounts on behalf of your children who are minors. A fiduciary can count all shares purchased for a trust, estate or other fiduciary account (including one or more employee benefit plans of the same employer) that has multiple accounts.

     Additionally, you can add together current purchases of Class A and Class B shares of the Fund and other Oppenheimer funds to reduce the sales charge rate that applies to current purchases of Class A shares. You can also count Class A and Class B shares of Oppenheimer funds you previously purchased subject to an initial or contingent deferred sales charge to reduce the sales charge rate for current purchases of Class A shares, provided that you still hold your investment in one of the Oppenheimer funds. The value of those shares will be based on the greater of the amount you paid for the shares or their current value (at offering price). The Oppenheimer funds are listed in "Reduced Sales Charges" in the Statement of Additional Information, or a list can be obtained from the Distributor. The reduced sales charge will apply only to current purchases and must be requested when you buy your shares.

     - Letter of Intent. Under a Letter of Intent, if you purchase Class A shares or Class A shares and Class B shares of the Fund and other Oppenheimer funds during a 13-month period, you can reduce the sales charge rate that applies to your purchases of Class A shares. The total amount of your intended purchases of both Class A and Class B shares will determine the reduced sales charge rate for the Class A shares purchased during that period. This can include purchases made up to 90 days before the date of the Letter. More information is contained in the Application and in "Reduced Sales Charges" in the Statement of Additional Information.


     - Waivers of Class A Sales Charges. The Class A sales charges are not imposed in the circumstances described below. There is an explanation of this policy in "Reduced Sales Charges" in the Statement of Additional Information.

     Waivers of Initial and Contingent Deferred Sales Charges for Certain Purchasers. Class A shares purchased by the following investors are not subject to any Class A sales charges:
     - the Manager or its affiliates;
     - present or former officers, directors, trustees and employees (and their "immediate families" as defined in "Reduced Sales Charges" in the Statement of Additional Information) of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees;
     - registered management investment companies, or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose;
     - dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees;
     - employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and are identified to the Distributor) or with the Distributor; the purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's spouse or minor children);
  - dealers, brokers, banks or registered investment advisers that have entered into an agreement with the Distributor (1) providing specifically for the use of shares of the Fund in particular investment products or employee benefit plans made available to their clients (those clients may be charged a transaction fee by their dealer, broker or adviser on the purchase or sale of Fund shares) or (2) that have entered into an agreement with the Distributor to sell shares to defined contribution employee retirement plans for which the dealer, broker or investment adviser provides administration services;
     - employee benefit plans purchasing shares through a shareholder servicing agent which the Distributor has appointed as agent to accept those purchase orders;
     - directors, trustees, officers or full-time employees of OpCap Advisors or its affiliates, their relatives or any trust, pension, profit sharing or other benefit plan which beneficially owns shares for those persons;
     - accounts for which Oppenheimer Capital is the investment adviser (the Distributor must be advised of this arrangement) and persons who are directors or trustees of the company or trust which is the beneficial owner of such accounts;
     - any unit investment trust that has entered into an appropriate agreement with the Distributor;
     - a TRAC-2000 401(k) plan (sponsored by the former Quest for Value Advisors) whose Class B or Class C shares of a Former Quest for Value Fund were exchanged for Class A shares of that Fund due to the termination of the Class B and C TRAC-2000 program on November 24, 1995; or
     - qualified retirement plans that had agreed with the former Quest for Value Advisors to purchase shares of any of the Former Quest for Value
Funds at net asset value, with such shares to be held through DCXchange, a sub-transfer agency mutual fund clearinghouse, provided that such arrangements are consummated and share purchases commence by December 31, 1996.

     Waivers of Initial and Contingent Deferred Sales Charges in Certain Transactions. Class A shares issued or purchased in the following transactions are not subject to Class A sales charges:

     - shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party;
     - shares purchased by the reinvestment of loan repayments by a participant in a retirement plan for which the Manager or its affiliates acts as sponsor;
     - shares purchased by the reinvestment of dividends or other distributions reinvested from the Fund or other Oppenheimer funds (other than Oppenheimer Cash Reserves) or unit investment trusts for which reinvestment arrangements have been made with the Distributor; or
     - shares purchased and paid for with the proceeds of shares redeemed in the past 12 months from a mutual fund (other than a fund managed by the Manager or any of its subsidiaries) on which an initial sales charge or contingent deferred sales charge was paid (this waiver also applies to shares purchased by exchange of shares of Oppenheimer Money Market Fund, Inc. that were purchased and paid for in this manner); this waiver must be requested when the purchase order is placed for your shares of the Fund, and the Distributor may require evidence of your qualification for this waiver. There is a further discussion of this policy in "Reduced Sales Charges" in the Statement of Additional Information; or
     - purchased with the proceeds of maturing principal of units of any Qualified Unit Investment Liquid Trust Series;

     Waivers of the Class A Contingent Deferred Sales Charge for Certain Redemptions. The Class A contingent deferred sales charge is also waived if shares that would otherwise be subject to the contingent deferred sales charge are redeemed in the following cases:

     - for retirement distributions or loans to participants or beneficiaries from qualified retirement plans, deferred compensation plans or other employee benefit plans, including OppenheimerFunds prototype 401(k) plans (these are all referred to as "Retirement Plans"); or
     - to return excess contributions made to Retirement Plans; or
     - to make Automatic Withdrawal Plan payments that are limited annually to no more than 12% of the original account value; or
     - involuntary redemptions of shares by operation of law or involuntary redemptions of small accounts (see "Shareholder Account Rules and Policies," below); or
     - if, at the time a purchase order is placed for Class A shares that would otherwise be subject to the Class A contingent deferred sales charge, the dealer agrees to accept the dealer's portion of the commission payable on the sale in installments of 1/18th of the commission per month (and no further commission will be payable if the shares are redeemed within 18 months of purchase); or
     - for distributions from OppenheimerFunds prototype 401(k) plans for any of the following cases or purposes: (1) following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary (the death or disability must occur after the participant's account was established); (2) hardship withdrawals, as defined in the plan; (3) under a Qualified Domestic Relations Order, as defined in the Internal Revenue Code; (4) to meet the minimum distribution requirements of the Internal Revenue Code; (5) to establish "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code, or (6) separation from service.

  - Service Plan for Class A Shares. The Fund has adopted a Service Plan for Class A shares to reimburse the Distributor for a portion of its costs incurred in connection with the personal service and maintenance of shareholder accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. The Distributor uses all of those fees to compensate dealers, brokers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares and to reimburse itself (if the Fund's Board of Trustees authorizes such reimbursements, which it has not yet done) for its other expenditures under the Plan.

     Services to be provided include, among others, answering customer inquiries about the Fund, assisting in establishing and maintaining accounts in the Fund, making the Fund's investment plans available and providing other services at the request of the Fund or the Distributor. Payments are made by the Distributor quarterly at an annual rate not to exceed 0.25% of the average annual net assets of Class A shares held in accounts of the service providers or their customers. The payments under the Plan increase the annual expenses of Class A shares. For more details, please refer to "Distribution and Service Plans" in the Statement of Additional Information.

Buying Class B Shares. Class B shares are sold at net asset value per share without an initial sales charge. However, if Class B shares are redeemed within 6 years of their purchase, a contingent deferred sales charge will be deducted from the redemption proceeds. That sales charge will not apply to shares purchased by the reinvestment of dividends or capital gains distributions. The charge will be assessed on the lesser of the net asset value of the shares at the time of redemption or the original purchase price. The contingent deferred sales charge is not imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price. The Class B contingent deferred sales charge is paid to the Distributor to reimburse its expenses of providing distribution-related services to the Fund in connection with the sale of Class B shares.

     To determine whether the contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held for over 6 years, and (3) shares held the longest during the 6-year period. The contingent deferred sales charge is not imposed in the circumstances described in "Waivers of Class B and Class C Sales Charges" below. Class B shares held for a period greater than 6 years automatically convert to Class A shares.

     The amount of the contingent deferred sales charge will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule:


                                       Contingent Deferred Sales Charge
Years Since Purchase                   On Redemptions in That Year
Payment Was Made                       (As % of Amount Subject to Charge)
--------------------------------------------------------------
0-1                                    5.0%
--------------------------------------------------------------
1-2                                    4.0%
--------------------------------------------------------------
2-3                                    3.0%
--------------------------------------------------------------
3-4                                    3.0%
--------------------------------------------------------------
4-5                                    2.0%
--------------------------------------------------------------
5-6                                    1.0%
--------------------------------------------------------------
6 and following                        None
--------------------------------------------------------------
In the table, a "year" is a 12-month period. All purchases are considered to have been made on the first regular business day of the month in which the purchase was made.

       - Automatic Conversion of Class B Shares. 72 months after you purchase Class B shares, those shares will automatically convert to Class A shares. This conversion feature relieves Class B shareholders of the asset-based sales charge that applies to Class B shares under the Class
B Distribution and Service Plan, described below. The conversion is based on the relative net asset value of the two classes, and no sales load or other charge is imposed. When Class B shares convert, any other Class B shares that were acquired by the reinvestment of dividends and distributions on the converted shares will also convert to Class A shares. The conversion feature is subject to the continued availability of a tax ruling described in "Alternative Sales Arrangements - Class A, Class B and Class C Shares" in the Statement of Additional Information.

       - Distribution and Service Plan for Class B shares. The Fund has adopted a Distribution and Service Plan for Class B shares to compensate the Distributor for distributing Class B shares and servicing accounts. This Plan is described below under "Buying Class C Shares - Distribution and Service Plans for Class B and Class C shares."

       - Waivers of Class B Sales Charges. The Class B contingent deferred sales charge will not apply to shares purchases in certain types of transactions, nor will it apply to shares redeemed in certain circumstances, as described below under "Waivers of Class B and Class C Sales Charges."

 Buying Class C Shares. Class C shares are sold at net asset value per share without an initial sales charge. However, if Class C shares are redeemed within 12 months of their purchase, a contingent deferred sales charge of 1.0% will be deducted from the redemption proceeds. That sales charge will not apply to shares purchased by the reinvestment of dividends or capital gains distributions. The charge will be assessed on the lesser of the net asset value of the shares at the time of redemption or the original purchase price. The contingent deferred sales charge is not imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price. The Class C contingent deferred sales charge is paid to the Distributor for its expenses of providing distribution-related services to the Fund in connection with the sale of Class C shares.

       To determine whether the contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held for over 12 months, and (3) shares held the longest during the 12-month period.

       - Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans for Class B and Class C shares to compensate the Distributor for its services and costs in distributing Class B and Class C shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual "asset-based sales charge" of 0.75% per year on Class B shares that are outstanding for 6 years or less and on Class C shares. The Distributor also receives a service fee of 0.25% per year. If either Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge and service fee to the Distributor for distributing shares before the Plan was terminated.

       Under each Plan, both fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The asset-based sales charge allows investors to buy Class B or Class C shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.

       The Distributor uses the service fees to compensate dealers for providing personal services for accounts that hold Class B or Class C shares. Those services are similar to those provided under the Class A Service Plan, described above. The Distributor pays the 0.25% service fees to dealers in advance for the first year after Class B or Class C shares have been sold by the dealer and retains the service fee paid by the Fund in that year. After the shares have been held for a year, the Distributor pays the service fees to dealers on a quarterly basis.

       The Distributor currently pays sales commissions of 3.75% of the purchase price of Class B shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sale of Class B shares is 4.00% of the purchase price. The Fund pays the asset-based sales charge to the Distributor to reimburse it for its services rendered in distributing Class B shares. The Distributor retains the asset-based sales charge to recoup the sales commissions it pays, the advances of service fee payments it makes, and its financing costs and certain other costs of distributing and selling Class B shares.

       The Distributor currently pays sales commissions of 0.75% of the purchase price of Class C shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sale of Class C shares is 1.00% of the purchase price. Those payments, retained by the Distributor during the first year Class C shares are outstanding, are at a fixed rate that is not related to the Distributor's expenses. The Distributor plans to pay the asset-based sales charge as an ongoing commission to the dealer on Class C shares that have been outstanding for a year or more.

       The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from contingent deferred sales charges collected on redeemed shares and from the Fund under the Distribution and Service Plans for Class B and Class C shares. Therefore, those expenses may be carried over and paid in future years. At June 30, 1996, the end of the Class B Plan year, the Distributor had incurred unreimbursed expenses under the Plan of $10,766,237 (equal to 3.85% of the Fund's net assets represented by Class B shares on that date), which have been carried over into the present Plan year. At June 30, 1996, the end of the Class C Plan year, the Distributor had incurred unreimbursed expenses under the Plan of $135,220 (equal to 1.77% of the Fund's net assets represented by Class C shares on that date), which have been carried over into the present Plan year.

       - Waivers of Class B and Class C Sales Charges. The Class B and Class C contingent deferred sales charges will not be applied to shares purchased in certain types of transactions nor will it apply to Class B and Class C shares redeemed in certain circumstances as described below. The reasons for this policy are in "Reduced Sales Charges" in the Statement of Additional Information.

       Waivers for Redemptions in Certain Cases. The Class B and Class C contingent deferred sales charges will be waived for redemptions of shares in the following cases if the Transfer Agent is notified that these conditions apply at redemption:

       - distributions to participants or beneficiaries from Retirement Plans, if the distributions are made (a) under an Automatic Withdrawal
Plan after the participant reaches age 59-1/2, as long as the payments are no more than 10% of the account value annually (measured from the date the Transfer Agent receives the request), or (b) following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary (the death or disability must have occurred after the account was established);
       - redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder, including a trustee of a "grantor" trust or revocable living trust for which the trustee is also the sole beneficiary (the death or the disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration);
       -  returns of excess contributions to Retirement Plans;
       - to make distributions from retirement plans that qualify as "substantially equal periodic payments" under Section 72(t) of the Internal Revenue Code, provided the distributions do not exceed 10% of the account value annually, measured from the date the Transfer Agent receives the request;
       - shares redeemed involuntarily, as described in "Shareholder Account Rules and Policies"; and
       - for distributions from OppenheimerFunds prototype 401(k) plans (1) for hardship withdrawals; (2) under a Qualified Domestic Relations Order, as defined in the Internal Revenue Code; (3) to meet minimum distribution requirements as defined in the Internal Revenue Code; (4) to make "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code; or (5) for separation from service.

       Waivers for Shares Sold or Issued in Certain Transactions. The contingent deferred sales charge is also waived on Class B and Class C shares sold or issued in the following cases:

       - shares sold to the Manager or its affiliates;
       - shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose; and

       - shares issued in plans of reorganization to which the Fund is a party.

Special Investor Services

 AccountLink. OppenheimerFunds AccountLink links your Fund account to your account at your bank or other financial institution to enable you to send money electronically between those accounts to perform a number of types of account transactions. These include purchases of shares by telephone (either through a service representative or by PhoneLink, described below), automatic investments under Asset Builder Plans, and sending dividends and distributions or Automatic Withdrawal Plan payments directly to your bank account. Please refer to the Application for details or call the Transfer Agent for more information.

       AccountLink privileges should be requested on the Application you use to buy shares, or on your dealer's settlement instructions if you buy your shares through your dealer. After your account is established, you can request AccountLink privileges by sending signature-guaranteed instructions to the Transfer Agent. AccountLink privileges will apply to each shareholder listed in the registration on your account as well as to your dealer representative of record unless and until the Transfer Agent receives written instructions terminating or changing those privileges. After you establish AccountLink for your account, any change of bank account information must be made by signature-guaranteed instructions to the Transfer Agent signed by all shareholders who own the account.

       - Using AccountLink to Buy Shares. Purchases may be made by telephone only after your account has been established. To purchase shares in amounts up to $250,000 through a telephone representative, call the Distributor at 1-800-852-8457. The purchase payment will be debited from your bank account.

       - PhoneLink. PhoneLink is the OppenheimerFunds automated telephone system that enables shareholders to perform a number of account transactions automatically using a touch-tone phone. PhoneLink may be used on already-established Fund accounts after you obtain a Personal Identification Number (PIN), by calling the special PhoneLink number:
1-800-533-3310.

       - Purchasing Shares. You may purchase shares in amounts up to $100,000 by phone, by calling 1-800-533-3310. You must have established AccountLink privileges to link your bank account with the Fund, to pay for these purchases.

       - Exchanging Shares. With the OppenheimerFunds Exchange Privilege, described below, you can exchange shares automatically by phone from your Fund account to another Oppenheimer funds account you have already established by calling the special PhoneLink number. Please refer to "How to Exchange Shares," below, for details.

       - Selling Shares. You can redeem shares by telephone automatically by calling the PhoneLink number and the Fund will send the proceeds directly to your AccountLink bank account. Please refer to "How to Sell Shares," below for details.

Automatic Withdrawal and Exchange Plans. The Fund has several plans that enable you to sell shares automatically or exchange them to another Oppenheimer funds account on a regular basis:

       - Automatic Withdrawal Plans. If your Fund account is worth $5,000 or more, you can establish an Automatic Withdrawal Plan to receive payments of at least $50 on a monthly, quarterly, semi-annual or annual basis. The checks may be sent to you or sent automatically to your bank account on AccountLink. You may even set up certain types of withdrawals of up to $1,500 per month by telephone. You should consult the Application and Statement of Additional Information for more details.

       - Automatic Exchange Plans. You can authorize the Transfer Agent to exchange an amount you establish in advance automatically for shares of up to five other Oppenheimer funds on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum purchase for each Oppenheimer funds account is $25. These exchanges are subject to the terms of the Exchange Privilege, described below.

Reinvestment Privilege. If you redeem some or all of your Class A or B shares of the Fund, you have up to 6 months to reinvest all or part of the redemption proceeds in Class A shares of the Fund or other Oppenheimer funds without paying a sales charge. This privilege applies to Class A shares that you purchased subject to an initial sales charge and to Class A or Class B shares on which you paid a contingent deferred sales charge when you redeemed them. This privilege does not apply to Class C shares. You must be sure to ask the Distributor for this privilege when you send your payment. Please consult the Statement of Additional Information for more details.

Retirement Plans. Fund shares are available as an investment for your retirement plans. If you participate in a plan sponsored by your employer, the plan trustee or administrator must make the purchase of shares for your retirement plan account. The Distributor offers a number of different retirement plans that can be used by individuals and employers:

       - Individual Retirement Accounts including rollover IRAs, for individuals and their spouses
       - 403(b)(7) Custodial Plans for employees of eligible tax-exempt organizations, such as schools, hospitals and charitable organizations
       - SEP-IRAs (Simplified Employee Pension Plans) for small business owners or people with income from self-employment, including SAR/SEP-IRAs
       - Pension and Profit-Sharing Plans for self-employed persons and other employers
       - 401(k) Prototype Retirement Plans for businesses.

       Please call the Distributor for the OppenheimerFunds plan documents, which contain important information and applications.

How to Sell Shares

       You can arrange to take money out of your account by selling (redeeming) some or all of your shares on any regular business day. Your shares will be sold at the next net asset value calculated after your order is received and accepted by the Transfer Agent. The Fund offers you a number of ways to sell your shares: in writing, by using the Fund's checkwriting privilege or by telephone. You can also set up Automatic Withdrawal Plans to redeem shares on a regular basis, as described above. If you have questions about any of these procedures, and especially if you are redeeming shares in a special situation, such as due to the death of the owner, or from a retirement plan, please call the Transfer Agent first, at 1-800-525-7048, for assistance.

       - Retirement Accounts. To sell shares in an OppenheimerFunds retirement account in your name, call the Transfer Agent for a distribution request form. There are special income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held for you by your employer, you must arrange for the distribution request to be sent by the plan administrator or trustee. There are additional details in the Statement of Additional Information.

       - Certain Requests Require a Signature Guarantee. To protect you and the Fund from fraud, certain redemption requests must be in writing and must include a signature guarantee in the following situations (there may be other situations also requiring a signature guarantee):

       - You wish to redeem more than $50,000 worth of shares and receive a check
       - The redemption check is not payable to all shareholders listed on the account statement
       - The redemption check is not sent to the address of record on your account statement
       - Shares are being transferred to a Fund account with a different owner or name
       - Shares are redeemed by someone other than the owners (such as an Executor)

       - Where Can I Have My Signature Guaranteed? The Transfer Agent will accept a guarantee of your signature by a number of financial institutions, including: a U.S. bank, trust company, credit union or savings association, or by a foreign bank that has a U.S. correspondent bank, or by a U.S. registered dealer or broker in securities, municipal securities or government securities, or by a U.S. national securities exchange, a registered securities association or a clearing agency. If you are signing as a fiduciary or on behalf of a corporation, partnership or other business, you must also include your title in the signature.

Selling Shares by Mail.  Write a "letter of instructions" that includes:

       - Your name
       - The Fund's name
       - Your Fund account number (from your account statement)
       - The dollar amount or number of shares to be redeemed
       - Any special payment instructions
       - Any share certificates for the shares you are selling,
       - The signatures of all registered owners exactly as the account is registered, and
       - Any special requirements or documents requested by the Transfer Agent to assure proper authorization of the person asking to sell shares.

Use the following address               Send courier or
for requests by mail:                   Express Mail requests to:
OppenheimerFunds Services               OppenheimerFunds Services
P.O. Box 5270                           10200 E. Girard Avenue
Denver, Colorado 80217                  Building D
                                        Denver, Colorado 80231

Selling Shares by Telephone. You and your dealer representative of record may also sell your shares by telephone. To receive the redemption price on a regular business day, your call must be received by the Transfer Agent by the close of The New York Stock Exchange that day, which is normally 4:00 P.M. but may be earlier on some days. You may not redeem shares held in an OppenheimerFunds retirement plan or under a share certificate by telephone.

       - To redeem shares through a service representative, call
1-800-852-8457
       - To redeem shares automatically on PhoneLink, call 1-800-533-3310

       Whichever method you use, you may have a check sent to the address on the account statement, or, if you have linked your Fund account to your bank account on AccountLink, you may have the proceeds wired to that bank account.

       - Telephone Redemptions Paid by Check. Up to $50,000 may be redeemed by telephone, in any 7-day period. The check must be payable to all owners of record of the shares and must be sent to the address on the account statement. This service is not available within 30 days of changing the address on an account.

       - Telephone Redemptions Through AccountLink or by Wire. There are no dollar limits on telephone redemption proceeds sent to a bank account designated when you establish AccountLink. Normally the ACH transfer to your bank is initiated on the business day after the redemption. You do not receive dividends on the proceeds of the shares you redeemed while they are waiting to be transferred.

       Shareholders may also have the Transfer Agent send redemption proceeds of $2,500 or more by Federal Funds wire to a designated commercial bank account. The bank must be a member of the Federal Reserve wire system. There is a $10 fee for each Federal Funds wire. To place a wire redemption request, call the Transfer Agent at 1-800-852-8457. The wire will normally be transmitted on the next bank business day after the shares are redeemed. There is a possibility that the wire may be delayed up to seven days to enable the Fund to sell securities to pay the redemption proceeds. No dividends are accrued or paid on the proceeds of shares that have been redeemed and are awaiting transmittal by wire. To establish wire redemption privileges on an account that is already established, please contact the Transfer Agent for instructions.

Checkwriting. To be able to write checks against your Fund account, you may request that privilege on your account Application or you can contact the Transfer Agent for signature cards, which must be signed (with a signature guarantee) by all owners of the account and returned to the Transfer Agent so that checks can be sent to you to use. Shareholders with joint accounts can elect in writing to have checks paid over the signature of one owner.

       - Checks can be written to the order of whomever you wish, but may not be cashed at the Fund's bank or custodian.
       - Checkwriting privileges are not available for accounts holding Class B shares, Class C shares or Class A shares that are subject to a contingent deferred sales charge.
       - Checks must be written for at least $100.
       - Checks cannot be paid if they are written for more than your account value.
       Remember: your shares fluctuate in value and you should not write a check close to the total account value.
       - You may not write a check that would require the Fund to redeem shares that were purchased by check or Asset Builder Plan payments within the prior 15 days.
       - Don't use your checks if you changed your Fund account number.

Selling Shares Through Your Dealer. The Distributor has made arrangements to repurchase Fund shares from dealers and brokers on behalf of their customers. Brokers or dealers may charge for that service. Please refer to "Special Arrangements for Repurchase of Shares from Dealers and Brokers" in the Statement of Additional Information for more details.

How to Exchange Shares

       Shares of the Fund may be exchanged for shares of certain Oppenheimer funds at net asset value per share at the time of exchange, without sales charge. To exchange shares, you must meet several conditions:

       - Shares of the fund selected for exchange must be available for sale in your state of residence
       - The prospectuses of this Fund and the fund whose shares you want to buy must offer the exchange privilege
       - You must hold the shares you buy when you establish your account for at least 7 days before you can exchange them; after the account is open 7 days, you can exchange shares every regular business day
       - You must meet the minimum purchase requirements for the fund you purchase by exchange
       - Before exchanging into a fund, you should obtain and read its prospectus

       Shares of a particular class of the Fund may be exchanged only for shares of the same class in the other Oppenheimer funds. For example, you can exchange Class A shares of this Fund only for Class A shares of another fund. At present, Oppenheimer Money Market Fund, Inc. offers only one class of shares, which are considered to be Class A shares for this purpose. In some cases, sales charges may be imposed on exchange transactions. Please refer to "How to Exchange Shares" in the Statement of Additional Information for more details.

       Exchanges may be requested in writing or by telephone:

       - Written Exchange Requests. Submit an OppenheimerFunds Exchange Request form, signed by all owners of the account. Send it to the Transfer Agent at the addresses listed in "How to Sell Shares."

       - Telephone Exchange Requests. Telephone exchange requests may be made either by calling a service representative at 1-800-852-8457 or by using PhoneLink for automated exchanges, by calling 1-800-533-3310. Telephone exchanges may be made only between accounts that are registered with the same name(s) and address. Shares held under certificates may not be exchanged by telephone.

       You can find a list of Oppenheimer funds currently available for exchanges in the Statement of Additional Information or obtain one by calling a service representative at 1-800-525-7048. That list can change from time to time.

       There are certain exchange policies you should be aware of:

       - Shares are normally redeemed from one fund and purchased from the other fund in the exchange transaction on the same regular business day on which the Transfer Agent receives an exchange request that is in proper form by the close of The New York Stock Exchange that day, which is normally 4:00 P.M. but may be earlier on some days. However, either fund may delay the purchase of shares of the fund you are exchanging into up to 7 days if it determines it would be disadvantaged by a same-day transfer of the proceeds to buy shares. For example, the receipt of multiple exchange requests from a dealer in a "market-timing" strategy might require the sale of portfolio securities at a time or price disadvantageous to the Fund.
       - Because excessive trading can hurt fund performance and harm shareholders, the Fund reserves the right to refuse any exchange request that will disadvantage it, or to refuse multiple exchange requests submitted by a shareholder or dealer.
       - The Fund may amend, suspend or terminate the exchange privilege at any time. Although the Fund will attempt to provide you notice whenever it is reasonably able to do so, it may impose these changes at any time.
       - For tax purposes, exchanges of shares involve a redemption of the shares of the Fund you own and a purchase of the shares of the other fund, which may result in a capital gain or loss. For more information about taxes affecting exchanges, please refer to "How to Exchange Shares" in the Statement of Additional Information.
       - If the Transfer Agent cannot exchange all the shares you request because of a restriction cited above, only the shares eligible for exchange will be exchanged.

       The Distributor has entered into agreements with certain dealers and investment advisers permitting them to exchange their clients' shares by telephone. These privileges are limited under those agreements and the Distributor has the right to reject or suspend those privileges. As a result, those exchanges may be subject to notice requirements, delays and other limitations that do not apply to shareholders who exchange their shares directly by calling or writing to the Transfer Agent.

Shareholder Account Rules and Policies

       - Net Asset Value Per Share is determined for each class of shares as of the close of The New York Stock Exchange that day, which is normally 4:00 P.M. but may be earlier on some days, on each day the Exchange is open by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class that are outstanding. The Fund's Board of Trustees has established procedures to value the Fund's securities to determine net asset value. In general, securities values are based on market value. There are special procedures for valuing illiquid and restricted securities and obligations for which market values cannot be readily obtained. These procedures are described more completely in the Statement of Additional Information.

       - The offering of shares may be suspended during any period in which the determination of net asset value is suspended, and the offering may be suspended by the Board of Trustees at any time the Board believes it is in the Fund's best interest to do so.

       - Telephone Transaction Privileges for purchases, redemptions or exchanges may be modified, suspended or terminated by the Fund at any time. If an account has more than one owner, the Fund and the Transfer Agent may rely on the instructions of any one owner. Telephone privileges apply to each owner of the account and the dealer representative of record for the account unless and until the Transfer Agent receives cancellation instructions from an owner of the account.

       - The Transfer Agent will record any telephone calls to verify data concerning transactions and has adopted other procedures to confirm that telephone instructions are genuine, by requiring callers to provide tax identification numbers and other account data or by using PINs, and by confirming such transactions in writing. If the Transfer Agent does not use reasonable procedures it may be liable for losses due to unauthorized transactions, but otherwise neither the Transfer Agent nor the Fund will be liable for losses or expenses arising out of telephone instructions reasonably believed to be genuine. If you are unable to reach the Transfer Agent during periods of unusual market activity, you may not be able to complete a telephone transaction and should consider placing your order by mail.

       - Redemption or transfer requests will not be honored until the Transfer Agent receives all required documents in proper form. From time to time, the Transfer Agent in its discretion may waive certain of the requirements for redemptions stated in this Prospectus.

       - Dealers that can perform account transactions for their clients by participating in NETWORKING through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions and are responsible to their clients who are shareholders of the Fund if the dealer performs any transaction erroneously or improperly.

       - The redemption price for shares will vary from day to day because the values of the securities in the Fund's portfolio fluctuate, and the redemption price, which is the net asset value per share, will normally be different for Class A, Class B and Class C shares. Therefore, the redemption value of your shares may be more or less than their original cost.

       - Payment for redeemed shares is made ordinarily in cash and forwarded by check or through AccountLink (as elected by the shareholder under the redemption procedures described above) within 7 days after the Transfer Agent receives redemption instructions in proper form, except under unusual circumstances determined by the Securities and Exchange Commission delaying or suspending such payments. For accounts registered in the name of a broker-dealer, payment will be forwarded within 3 business days. The Transfer Agent may delay forwarding a check or processing a payment via AccountLink for recently purchased shares, but only until the purchase payment has cleared. That delay may be as much as 10 days from the date the shares were purchased. That delay may be avoided if you purchase shares by certified check or arrange with your bank to provide telephone or written assurance to the Transfer Agent that your purchase payment has cleared.

       - Involuntary redemptions of small accounts may be made by the Fund if the account value has fallen below $200 for reasons other than the fact that the market value of shares has dropped, and in some cases involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders.

       - Under unusual circumstances, shares of the Fund may be redeemed "in kind", which means that the redemption proceeds will be paid with securities from the Fund's portfolio. Please refer to "How to Sell Shares" in the Statement of Additional Information for more details.

       - "Backup Withholding" of Federal income tax may be applied at the rate of 31% from taxable dividends, distributions and redemption proceeds (including exchanges) if you fail to furnish the Fund a certified Social Security or employer identification number when you sign your application, or if you violate Internal Revenue Service regulations on tax reporting of income.

       - The Fund does not charge a redemption fee, but if your dealer or broker handles your redemption, they may charge a fee. That fee can be avoided by redeeming your Fund shares directly through the Transfer Agent. Under the circumstances described in "How To Buy Shares," you may be subject to a contingent deferred sales charge when redeeming certain Class A, Class B and Class C shares.

       - To avoid sending duplicate copies of materials to households, the Fund will mail only one copy of each annual and semi-annual report to shareholders having the same last name and address on the Fund's records. However, each shareholder may call the Transfer Agent at 1-800-525-7048 to ask that copies of those materials be sent personally to that shareholder.

Dividends, Capital Gains and Taxes

Dividends. The Fund declares dividends separately for Class A, Class B and Class C shares from net investment income on each regular business day and pays those dividends to shareholders monthly. Normally dividends are paid on or about the last business day of the month, but the Board of Trustees can change that date. Also, dividends paid on Class A shares generally are expected to be higher than for Class B and Class C shares because expenses allocable to Class B and Class C shares will generally be higher.

       During the Fund's fiscal year ended June 30, 1996, the Fund maintained the practice, to the extent consistent with the amount of the Fund's net investment income and other distributable income, of attempting to pay dividends on Class A shares at a constant level, although the amount of such dividends were subject to change from time to time depending on market conditions, the composition of the Fund's portfolio and expenses borne by the Fund or borne separately by that Class. The practice of attempting to pay dividends on Class A shares at a constant level required the Manager, consistent with the Fund's investment objectives and investment restrictions, to monitor the Fund's portfolio and select higher yielding securities when deemed appropriate to maintain necessary net investment income levels. The Fund's dividend was reduced in June, 1996 and the Board of Trustees may change the Fund's targeted dividend level at any time without prior notice to shareholders; the Fund does not otherwise have a fixed dividend rate and there can be no assurance as to the payment of any dividends or the realization of any capital gains.

Capital Gains. The Fund may make distributions annually in December out of any net short-term or long-term capital gains, and the Fund may make supplemental distributions of dividends and capital gains following its fiscal year which ended June 30. Long-term capital gains will be separately identified in the tax information the Fund sends you after the end of the calendar year. Short-term capital gains are treated as dividends for tax purposes. There can be no assurance that the Fund will pay any capital gains distributions in a particular year.

Distribution Options. When you open your account, specify on your application how you want to receive your distributions. For
OppenheimerFunds retirement accounts, all distributions are reinvested. For other accounts, you have four options:

       - Reinvest All Distributions in the Fund. You can elect to reinvest all dividends and long-term capital gains distributions in additional shares of the Fund.
       - Reinvest Long-Term Capital Gains Only. You can elect to reinvest long-term capital gains in the Fund while receiving dividends by check or have them sent to your bank account on AccountLink.
       - Receive All Distributions in Cash. You can elect to receive a check for all dividends and long-term capital gains distributions or have them sent to your bank on AccountLink.
       - Reinvest Your Distributions in Another Oppenheimer Fund Account. You can reinvest all distributions in another Oppenheimer fund account you have established.

Taxes. If your account is not a tax-deferred retirement account, you should be aware of the following tax implications of investing in the Fund. Long-term capital gains are taxable as long-term capital gains when distributed to shareholders. It does not matter how long you have held your shares. Dividends paid from short-term capital gains and net investment income are taxable as ordinary income. Distributions are subject to federal income tax and may be subject to state or local taxes. Your distributions are taxable when paid, whether you reinvest them in additional shares or take them in cash. Every year the Fund will send you and the IRS a statement showing the amount of each taxable distribution you received in the previous year.

       - "Buying a Dividend": When a fund goes ex-dividend, its share price is reduced by the amount of the distribution. If you buy shares on or just before the ex-dividend date, or just before the Fund declares a capital gains distribution, you will pay the full price for the shares and then receive a portion of the price back as a taxable dividend or capital gain.
       - Taxes on Transactions: Share redemptions, including redemptions for exchanges, are subject to capital gains tax. Generally speaking a capital gain or loss is the difference between the price you paid for the shares and the price you receive when you sell them.
       - Returns of Capital: In certain cases distributions made by the Fund may be considered a non-taxable return of capital to shareholders.
If that occurs, it will be identified in notices to shareholders. A non-taxable return of capital may reduce your tax basis in your Fund shares.

       This information is only a summary of certain federal tax information about your investment. More information is contained in the Statement of Additional Information, and in addition you should consult with your tax adviser about the effect of an investment in the Fund on your particular tax situation.

Appendix: Description of Ratings

Description of Moody's Investors Service, Inc. Bond Ratings

       Aaa: Bonds which are rated "Aaa" are judged to be the best quality and to carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, the changes that can be expected are most unlikely to impair the fundamentally strong position of such issues.

       Aa: Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group, they comprise what are generally known as "high-grade" bonds. They are rated lower than the best bonds because margins of protection may not be as large as with "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than those of "Aaa" securities.

       A: Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.



       Baa: Bonds which are rated "Baa" are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and have speculative characteristics as well.

 The investments in which the Fund will principally invest will be in the lower-rated categories described below.

       Ba: Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate and not well safeguarded during both good and bad times over the future.
Uncertainty of position characterizes bonds in this class.

       B: Bonds which are rated "B" generally lack characteristics of desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

       Caa: Bonds which are rated "Caa" are of poor standing and may be in default or there may be present elements of danger with respect to principal or interest.

       Ca: Bonds which are rated "Ca" represent obligations which are speculative in a high degree and are often in default or have other marked shortcomings.

       C:      Bonds which are rated "C" can be regarded as having extremely poor prospects of ever retaining any real investment standing.


Description of Standard & Poor's Bond Ratings

       AAA: "AAA" is the highest rating assigned to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

       AA: Bonds rated "AA" also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from "AAA" issues only in small degree.

       A: Bonds rated "A" have a strong capacity to pay principal and interest, although they are somewhat more susceptible to adverse effects of change in circumstances and economic conditions.

       BBB: Bonds rated "BBB" are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this capacity than for bonds in the "A" category.

       The investments in which the Fund will principally invest will be in the lower-rated categories, described below.

       BB, B, CCC, CC: Bonds rated "BB," "B," "CCC" and "CC" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

       C, D: Bonds on which no interest is being paid are rated "C." Bonds rated "D" are in default and payment of interest and/or repayment of principal is in arrears.

 APPENDIX A TO PROSPECTUS OF
OPPENHEIMER HIGH YIELD FUND


       Graphic material included in Prospectus of Oppenheimer High Yield
Fund: "Comparison of Total Return of Oppenheimer High Yield Fund with the Merrill Lynch High Yield Bond Master Index - Change in Value of a $10,000 Hypothetical Investment"

       A linear graph will be included in the Prospectus of Oppenheimer High Yield Fund (the "Fund") depicting the initial account value and subsequent account value of a hypothetical $10,000 investment in the Fund. In the case of the Fund's Class A shares, that graph will cover each of the Fund's last ten fiscal years from 6/30/85 through 6/30/96 and in the case of the Fund's Class B shares, will cover the period from inception of the class (5/3/93) through 6/30/96. The graph will compare such values with hypothetical $10,000 investments over the same time periods in the Merrill Lynch High Yield Bond Master Index. Set forth below are the relevant data points that will appear on the linear graph. Additional information with respect to the foregoing, including a description of the Merrill Lynch
High Yield Bond Master Index, is set forth in the Prospectus under "Fund Information - Management's Discussion of Performance."


                                                            Merrill Lynch
Fiscal                Oppenheimer                           High Yield Bond
Year Ended            High Yield Fund A                     Master Index
06/30/86              $ 9,525                               $10,000
06/30/87              $10,538                               $10,248
06/30/88              $11,248                               $10,903
06/30/89              $12,257                               $12,677
06/30/90              $12,361                               $14,273
06/30/91              $13,832                               $14,797
06/30/92              $16,607                               $16,271
06/30/93              $19,151                               $17,961
06/30/94              $20,351                               $17,711
06/30/95              $21,793                               $21,717
06/30/96              $24,463                               $26,735

                                                            Merrill Lynch
Fiscal                Oppenheimer                           High Yield Bond
Year Ended            High Yield Fund B                     Master Index

05/03/93              $10,000                               $10,000
06/30/93              $10,355                               $10,235
06/30/94              $10,905                               $10,093
06/30/95              $11,581                               $12,375
06/30/96              $12,707                               $15,235

                                                            Merrill Lynch
Fiscal                Oppenheimer                           High Yield Bond
Year Ended            High Yield Fund C                     Master Index

11/1/95               $10,000                               $10,000
06/30/96              $10,636                               $11,553

 APPENDIX B

Special Sales Charge Arrangements for Shareholders of the Fund
Who Were Shareholders of the Former Quest for Value Funds

       The initial and contingent deferred sales charge rates and waivers for Class A, Class B and Class C shares of the Fund described elsewhere in this Prospectus are modified as described below for those shareholders of (i) Quest for Value Fund, Inc., Quest for Value Growth and Income Fund, Quest for Value Opportunity Fund, Quest for Value Small Capitalization Fund and Quest for Value Global Equity Fund, Inc. on November 24, 1995, when OppenheimerFunds, Inc. became the investment adviser to those funds, and (ii) Quest for Value U.S. Government Income Fund, Quest for Value Investment Quality Income Fund, Quest for Global Income Fund, Quest for Value New York Tax-Exempt Fund, Quest for Value National Tax-Exempt Fund and Quest for Value California Tax-Exempt Fund when those funds merged into various Oppenheimer funds on November 24, 1995. The funds listed above are referred to in this Prospectus as the "Former Quest for Value Funds." The waivers of initial and contingent deferred sales charges described in this Appendix apply to shares of the Fund (i) acquired by such shareholder pursuant to an exchange of shares of one of the Oppenheimer funds that was one of the Former Quest for Value Funds or (ii) received by such shareholder pursuant to the merger of any of the Former Quest for Value Funds into an Oppenheimer fund on November 24, 1995.

Class A Sales Charges

- Reduced Class A Initial Sales Charge Rates for Certain Former Quest
Shareholders

- Purchases by Groups, Associations and Certain Qualified Retirement Plans. The following table sets forth the initial sales charge rates for Class A shares purchased by a "Qualified Retirement Plan" through a single broker, dealer or financial institution, or by members of "Associations" formed for any purpose other than the purchase of securities if that Qualified Retirement Plan or that Association purchased shares of any of the Former Quest for Value Funds or received a proposal to purchase such shares from OCC Distributors prior to November 24, 1995. For this purpose only, a "Qualified Retirement Plan" includes any 401(k) plan, 403(b) plan, and SEP/IRA or IRA plan for employees of a single employer.


                          Front-End          Front-End          Commission
                          Sales Charge                          Sales Charge               as
                          as a               as a               Percentage
Number of                 Percentage         Percentage         of
Eligible Employees                           of Offering        of Amount          Offering
or Members                Price              Invested           Price

9 or fewer                2.50%              2.56%              2.00%

At least 10 but not
more than 49              2.00%              2.04%              1.60%

       For purchases by Qualified Retirement plans and Associations having 50 or more eligible employees or members, there is no initial sales charge on purchases of Class A shares, but those shares are subject to the Class
A contingent deferred sales charge described on pages    and     of this
Prospectus.

       Purchases made under this arrangement qualify for the lower of the sales charge rate in the table based on the number of eligible employees in a Qualified Retirement Plan or members of an Association or the sales charge rate that applies under the Rights of Accumulation described above in the Prospectus. In addition, purchases by 401(k) plans that are Qualified Retirement Plans qualify for the waiver of the Class A initial sales charge if they qualified to purchase shares of any of the Former Quest For Value Funds by virtue of projected contributions or investments of $1 million or more each year. Individuals who qualify under this arrangement for reduced sales charge rates as members of Associations, or as eligible employees in Qualified Retirement Plans also may purchase shares for their individual or custodial accounts at these reduced sales charge rates, upon request to the Fund's Distributor.

- Special Class A Contingent Deferred Sales Charge Rates

Class A shares of the Fund purchased by exchange of shares of other Oppenheimer funds that were acquired as a result of the merger of Former Quest for Value Funds into those Oppenheimer funds, and which shares were subject to a Class A contingent deferred sales charge prior to November 24, 1995 will be subject to a contingent deferred sales charge at the following rates: if they are redeemed within 18 months of the end of the calendar month in which they were purchased, at a rate equal to 1.0% if the redemption occurs within 12 months of their initial purchase and at a rate of 0.50 of 1.0% if the redemption occurs in the subsequent six months. Class A shares of any of the Former Quest for Value Funds purchased without an initial sales charge on or before November 22, 1995 will continue to be subject to the applicable contingent deferred sales charge in effect as of that date as set forth in the then-current prospectus for such fund.

-  Waiver of Class A Sales Charges for Certain Shareholders

Class A shares of the Fund purchased by the following investors are not subject to any Class A initial or contingent deferred sales charges:

       - Shareholders of the Fund who were shareholders of the AMA Family of Funds on February 28, 1991 and who acquired shares of any of the Former Quest for Value Funds by merger of a portfolio of the AMA Family of Funds.

       - Shareholders of the Fund who acquired shares of any Former Quest for Value Fund by merger of any of the portfolios of the Unified Funds.

-  Waiver of Class A Contingent Deferred Sales Charge in Certain
Transactions

The Class A contingent deferred sales charge will not apply to redemptions of Class A shares of the Fund purchased by the following investors who were shareholders of any Former Quest for Value Fund:

       - Investors who purchased Class A shares from a dealer that is or was not permitted to receive a sales load or redemption fee imposed on a shareholder with whom that dealer has a fiduciary relationship under the Employee Retirement Income Security Act of 1974 and regulations adopted under that law.

       - Participants in Qualified Retirement Plans that purchased shares of any of the Former Quest For Value Funds pursuant to a special "strategic alliance" with the distributor of those funds. The Fund's Distributor will pay a commission to the dealer for purchases of Fund shares as described above in "Class A Contingent Deferred Sales Charge."


Class A, Class B and Class C Contingent Deferred Sales Charge Waivers

-  Waivers for Redemptions of Shares Purchased Prior to March 6, 1995

In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of the Fund acquired by merger of a Former Quest for Value Fund into the Fund or by exchange from an Oppenheimer fund that was a Former Quest for Value Fund or into which such fund merged, if those shares were purchased prior to March 6, 1995: in connection with (i) distributions to participants or beneficiaries of plans qualified under Section 401(a) of the Internal Revenue Code or from custodial accounts under Section 403(b)(7) of the Code, Individual Retirement Accounts, deferred compensation plans under
Section 457 of the Code, and other employee benefit plans, and returns of excess contributions made to each type of plan, (ii) withdrawals under an automatic withdrawal plan holding only either Class B or Class C shares if the annual withdrawal does not exceed 10% of the initial value of the account, and (iii) liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum value of such accounts.

- Waivers for Redemptions of Shares Purchased on or After March 6, 1995 but Prior to November 24, 1995.

In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of the Fund acquired by merger of a Former Quest for Value Fund into the Fund or by exchange from an Oppenheimer fund that was a Former Quest For Value Fund or into which such fund merged, if those shares were purchased on or after March 6, 1995, but prior to November 24, 1995: (1) distributions to participants or beneficiaries from Individual Retirement Accounts under
Section 408(a) of the Internal Revenue Code or retirement plans under
Section 401(a), 401(k), 403(b) and 457 of the Code, if those distributions are made either (a) to an individual participant as a result of separation from service or (b) following the death or disability (as defined in the Code) of the participant or beneficiary; (2) returns of excess contributions to such retirement plans; (3) redemptions other than from retirement plans following the death or disability of the shareholder(s) (as evidenced by a determination of total disability by the U.S. Social Security Administration); (4) withdrawals under an automatic withdrawal plan (but only for Class B or Class C shares) where the annual withdrawals do not exceed 10% of the initial value of the account; and (5) liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum account value. A shareholder's account will be credited with the amount of any contingent deferred sales charge paid on the redemption of any Class A, Class B or Class C shares of the Fund described in this section if within 90 days after that redemption, the proceeds are invested in the same Class of shares in this Fund or another Oppenheimer fund.

Special Dealer Arrangements

Dealers who sold Class B shares of a Former Quest for Value Fund to Quest for Value prototype 401(k) plans that were maintained on the TRAC-2000 recordkeeping system and that were transferred to an OppenheimerFunds prototype 401(k) plan shall be eligible for an additional one-time payment by the Distributor of 1% of the value of the plan assets transferred, but that payment may not exceed $5,000 as to any one plan.

Dealers who sold Class C shares of a Former Quest for Value Fund to Quest for Value prototype 401(k) plans that were maintained on the TRAC-2000 recordkeeping system and (i) the shares held by those plans were exchanged for Class A shares, or (ii) the plan assets were transferred to an OppenheimerFunds prototype 401(k) plan, shall be eligible for an additional one-time payment by the Distributor of 1% of the value of the plan assets transferred, but that payment may not exceed $5,000.

 Appendix C: Special Sale Charge Arrangements for Fund Shareholders of the Fund Who Were Shareholders of the Former Connecticut Mutual Investment Accounts, Inc.

       The initial and contingent sales charge rates and waivers for Class A and Class B shares described elsewhere in this Prospectus are modified as described below for those shareholders of the Fund who were shareholders of Connecticut Mutual Investment Accounts, Inc. on March 17, 1996 ("former CMIA shareholders").

-  Prior Class A CDSC and Class A Sales Charge Waivers

       - Class A Contingent Deferred Sales Charge. Certain former CMIA shareholders are entitled to continue to make additional purchases of Class A shares of the Fund at net asset value without the Class A initial sales charge, but subject to the Class A contingent deferred sales charge that was in effect prior to March 18, 1996 (the "prior Class A CDSC"). Under the prior Class A CDSC, if any of those shares are redeemed within one year of purchase, they will be assessed a 1% contingent deferred sales charge on an amount equal to the current market value or the original purchase price of the shares sold, whichever is smaller (in such redemptions, any shares not subject to the prior Class A CDSC will be redeemed first).

       Those former CMIA shareholders who are eligible for the prior Class A CDSC are: (1) persons whose purchases of Class A shares of the former CMIA funds were $500,000 prior to March 18, 1996, as a result of direct purchases or purchases pursuant to the CMIA funds' policies on Combined Purchases or Rights of Accumulation, who still hold those shares in any of the Oppenheimer funds, and (2) persons whose intended purchases under a Statement of Intention entered into prior to March 18, 1996, with the CMIA funds' former general distributor to purchase shares valued at $500,000 or more over a 13-month period entitled those persons to purchase shares at net asset value without being subject to the Class A initial sales charge.

       Class A shares of the former CMIA funds that were purchased at net asset value prior to March 18, 1996, remain subject to the prior Class A CDSC. If any additional Class A shares are purchased by those shareholders at net asset value pursuant to this arrangement they will be subject to the prior Class A CDSC.

       - Class A Sales Charge Waivers. Additional Class A shares of the Fund may be purchased without a sales charge by a person who was in one or more of the categories described below and acquired Class A shares of the CMIA funds prior to March 18, 1996 and still holds Class A shares of any Oppenheimer funds: (1) any purchaser, provided the total initial amount invested in the former CMIA funds totaled $500,000 or more, including investments made pursuant to the Combined Purchases, Statement of Intention and Rights of Accumulation features available at the time of the initial purchase and such investment is still held in one or more of the Oppenheimer funds; (2) any participant in a qualified plan, provided that the total initial amount invested by the plan in any one or more of the former CMIA funds totaled $500,000 or more; (3) Directors of the former CMIA funds and members of their immediate families; (4) employee benefit plans sponsored by Connecticut Mutual Financial Services, L.L.C. ("CMFS"), the CMIA funds' prior distributor, and its affiliated companies;
(5) one or more members of a group of a least 1,000 persons (and persons who are retirees from such group) engaged in a common business, profession, civic or charitable endeavor or other activity, and the spouses and minor dependent children of such persons, pursuant to a marketing program between CMFS and such group; (6) any holder of a variable annuity contract issued in New York State by Connecticut Mutual Life Insurance Company through the Panorama Separate Account which was beyond the applicable surrender charge period and which was used to fund a qualified plan, if that holder exchanges the variable annuity contract for Class A shares of the Fund; and (7) an institution acting as a fiduciary on behalf of an individual or individuals, if such institution was directly compensated by the individual(s) for recommending the purchase of the shares of the CMIA funds, provided the institution had an agreement with CMFS. Purchases of Class A shares made pursuant to (1) and
(2) above may be subject to the applicable Class A CDSC.

-  Class A and Class B Contingent Deferred Sales Charge Waivers

       In addition to the waivers set forth above under the caption "How to Buy Shares," the contingent deferred sales charge will be waived for redemptions of Class A and Class B shares of the Fund and acquired through the reorganization of the Connecticut Mutual Income Account Series of CMIA with the Fund and the shares of that series were acquired prior to March 18, 1996, (ii) were acquired by exchange from another CMIA fund and the shares of that fund were purchased prior to March 18, 1996 and (iii) were exchanged or redeemed in the following cases:

       (1) by the estate of the deceased shareholder; (2) upon the disability of the shareholder, as defined in Section 72(m)(7) of the Internal Revenue Code of 1986, as amended (Code); (3) for retirement distributions (or loans) to participants or beneficiaries from retirement plans qualified under Sections 401(a) or 403(b)(7) of the Code, or from IRAs, deferred compensation plans created under Section 457 of the Code, or other employee benefit plans; (4) in whole or in part, in connection with shares sold by any state, county, or city, or any instrumentality, department, authority, or agency thereof, that is prohibited by applicable investment laws from paying a sales charge or commission in connection with the purchase of shares of any registered investment management company; (5) in connection with the former CMIA fund's right to involuntarily redeem or liquidate a Fund; (6) in connection with automatic redemptions of Class A shares and Class B shares in certain retirement plan accounts pursuant to an Automatic Withdrawal Plan but limited to no more than 12% of the original value annually; and (7) as involuntary redemptions of shares by operation of law, or under procedures set forth in the former CMIA fund's Articles of Incorporation, or as adopted by the Board of Directors of the former CMIA funds.

 Oppenheimer High Yield Fund
3410 South Galena Street
Denver, Colorado 80231
1-800-525-7048

Investment Adviser
OppenheimerFunds, Inc.
Two World Trade Center
New York, New York 10048-0203

Distributor
OppenheimerFunds Distributor, Inc.
Two World Trade Center
New York, New York 10048-0203

Transfer Agent and Shareholder Servicing Agent
OppenheimerFunds Services
P.O. Box 5270
Denver, Colorado 80217
1-800-525-7048

Custodian of Portfolio Securities
The Bank of New York
One Wall Street
New York, New York 10015

Independent Auditors
Deloitte & Touche LLP
555 Seventeenth Street
Denver, Colorado 80202

Legal Counsel
Myer, Swanson, Adams & Wolf, P.C.
1600 Broadway
Denver, Colorado 80202

No dealer, broker, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus or the Additional Statement, and if given or made, such information and representations must not be relied upon as having been authorized by the Fund, OppenheimerFunds, Inc., OppenheimerFunds Distributor, Inc. or any affiliate thereof. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any state to any person to whom it is unlawful to make such an offer in such state.

PR0280.001.1096 *  Printed on recycled paper

Oppenheimer High Yield Fund

3410 South Galena Street, Denver, Colorado 80231
1-800-525-7048

 Statement of Additional Information dated October 1, 1996


       This Statement of Additional Information of Oppenheimer High Yield Fund is not a Prospectus. This document contains additional information about the Fund and supplements information in the Prospectus dated October 1, 1996. It should be read together with the Prospectus, which may be obtained by writing to the Fund's Transfer Agent, OppenheimerFunds Services, at P.O. Box 5270, Denver, Colorado 80217 or by calling the Transfer Agent at the toll-free number shown above.

Contents
                                                             Page

About the Fund
Investment Objectives and Policies
     Investment Policies and Strategies
     Other Investment Techniques and Strategies
     Other Investment Restrictions
How the Fund is Managed
     Organization and History
     Trustees and Officers of the Fund
     The Manager and Its Affiliates
Brokerage Policies of the Fund
Performance of the Fund
Distribution and Service Plans
About Your Account
How To Buy Shares
How To Sell Shares
How To Exchange Shares
Dividends, Capital Gains and Taxes
Additional Information About the Fund
Financial Information About the Fund
Independent Auditors' Report
Financial Statements

ABOUT THE FUND

 Investment Objectives and Policies

Investment Policies and Strategies. The investment objectives and policies of the Fund are described in the Prospectus. Set forth below is supplemental information about those policies and the types of securities in which the Fund may invest, as well as the strategies the Fund may use to try to achieve its objective. Capitalized terms used in this Statement of Additional Information have the same meaning as those terms have in the Prospectus.

     The Fund's investment adviser, OppenheimerFunds, Inc. (the "Manager"), evaluates the investment merits of fixed-income securities primarily through the exercise of its own investment analysis. This may include consideration of the financial strength of the issuer, including its historical and current financial condition, the trading activity in its securities, present and anticipated cash flow, estimated current value of assets in relation to historical cost, the issuer's experience and managerial expertise, responsiveness to changes in interest rates and business conditions, debt maturity schedules, current and future borrowing requirements, and any change in the financial condition of the issuer and its continuing ability to meet its future obligations. The Manager also may consider anticipated changes in business conditions, levels of interest rates of bonds as contrasted with levels of cash dividends, industry and regional prospects, the availability of new investment opportunities and the general economic, legislative and monetary outlook for specific industries, the nation and the world.

     - Investment Risks of Fixed-Income Securities. All fixed-income securities are subject to two types of risks: credit risk and interest rate risk. Credit risk relates to the ability of the issuer to meet interest or principal payments on a security as they become due. Generally, higher yielding lower-grade bonds are subject to credit risk to a greater extent than lower-yielding, investment grade bonds. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting solely from the inverse relationship between price and yield of outstanding fixed-income securities. An increase in prevailing interest rates will generally reduce the market value of already-issued fixed-income investments, and a decline in interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to produce higher yields, are subject to potentially greater changes in their prices from changes in interest rates than obligations with shorter maturities. Fluctuations in the market value of fixed-income securities after the Fund buys them will not affect the interest payable on those securities, nor the cash income from such securities. However, those price fluctuations will be reflected in the valuations of the securities and therefore the Fund's net asset values.

     - Special Risks - High Yield Securities. As stated in the Prospectus, the corporate debt securities in which the Fund will principally invest are lower-rated debt securities, commonly known as "junk bonds." The Fund may invest in securities rated as low as "C" by Moody's or "D" by Standard
& Poor's. The Manager will not rely solely on the ratings assigned by rating services and may invest, without limitation, in unrated securities which offer, in the opinion of the Manager, comparable yields and risks as those rated securities in which the Fund may invest.

     Risks of high yield securities may include: (i) limited liquidity and secondary market support, (ii) substantial market price volatility resulting from changes in prevailing interest rates, (iii) subordination to the prior claims of banks and other senior lenders, (iv) the operation of mandatory sinking fund or call/redemption provisions during periods of declining interest rates that could cause the Fund to reinvest premature redemption proceeds only in lower yielding portfolio securities, (v) the possibility that earnings of the issuer may be insufficient to meet its debt service, and (vi) the issuer's low creditworthiness and potential for insolvency during periods of rising interest rates and economic downturn. As a result of the limited liquidity of high yield securities, their prices have at times experienced significant and rapid decline when a substantial number of holders decided to sell. A decline is also likely in the high yield bond market during an economic downturn. An economic downturn or an increase in interest rates could severely disrupt the market for high yield bonds and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest. In addition, there have been several Congressional attempts to limit the use of tax and other advantages of high yield bonds which, if enacted, could adversely affect the value of these securities and the Fund's net asset value. For example, federally insured savings and loan associations have been required to divest their investments in high yield bonds.

     - Warrants and Rights. Warrants and Rights basically are options to purchase equity securities at set prices valid for a specified period of time. The price of Warrants does not necessarily move in a manner parallel to the prices of the underlying securities. Rights are similar to Warrants but normally have a short duration and are distributed directly by the issuer to its shareholders. Warrants and Rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

     - Foreign Securities. "Foreign securities" include equity and debt securities of companies organized under the laws of countries other than the United States and debt securities of foreign governments that are traded on foreign securities exchanges or in the foreign over-the-counter markets. Securities of foreign issuers that are represented by American Depository Receipts or that are listed on a U.S. securities exchange or traded in the U.S. over-the-counter markets are not considered "foreign securities" for the purpose of the Fund's investment allocations, because they are not subject to many of the special considerations and risks, discussed below, that apply to foreign securities traded and held abroad.

     Because the Fund may purchase securities denominated in foreign currencies, a change in the value of such foreign currency against the U.S. dollar will result in a change in the amount of income the Fund has available for distribution. Because a portion of the Fund's investment income may be received in foreign currencies, the Fund will be required to compute its income in U.S. dollars for distribution to shareholders, and therefore the Fund will absorb the cost of currency fluctuations. After the Fund has distributed income, subsequent foreign currency losses may result in the Fund's having distributed more income in a particular fiscal period than was available from investment income, which could result in a return of capital to shareholders.

     Investing in foreign securities offers the Fund potential benefits not available from investing solely in securities of domestic issuers, including the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the U.S., or to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that do not move in a manner parallel to U.S. markets. If the Fund's portfolio securities are held abroad, the countries in which they may be held and the sub-custodians holding them must be approved by the Fund's Board of Trustees where required under applicable rules of the Securities and Exchange Commission.

     - Brady Bonds. The Fund may invest in U.S. dollar-denominated, collateralized Brady Bonds. These debt obligations of foreign entities may be fixed-rate par bonds or floating rate discount bonds and are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations which have the same maturity as the Brady Bonds. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the zero coupon Treasury securities held as collateral for the payment of principal will not be distributed to investors nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. In addition, in light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans to public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.

     - Risks of Foreign Investing. Investing in foreign securities involves special additional risks and considerations not typically associated with investing in securities of issuers traded in the U.S. These include: reduction of income by foreign taxes; fluctuation in value of foreign portfolio investments due to changes in currency rates and control regulations (e.g., currency blockage); transaction charges for currency exchange; lack of public information about foreign issuers; lack of uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers; less volume on foreign exchanges than on U.S. exchanges; greater volatility and less liquidity on foreign markets than in the U.S.; less regulation of foreign issuers, stock exchanges and brokers than in the U.S.; greater difficulties in commencing lawsuits; higher brokerage commission rates than in the U.S.; increased risks of delays in settlement of portfolio transactions or loss of certificates for portfolio securities; possibilities in some countries of expropriation, confiscatory taxation, political, financial or social instability or adverse diplomatic developments; and unfavorable differences between the U.S. economy and foreign economies. In the past, U.S. Government policies have discouraged certain investments abroad by U.S. investors, through taxation or other restrictions, and it is possible that such restrictions could be re-imposed.

     - Asset-Backed Securities. The value of asset-backed securities is affected by changes in the market's perception of the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing any credit enhancement, and is also affected if a credit enhancement is exhausted. The risks of investing in asset-backed securities derive from depending upon payment of the underlying consumer loans by the individual borrowers, and the Fund would generally have no recourse to the entity that originated the loans in the event of default by a borrower. The underlying loans are subject to prepayments which shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as described below for prepayments of a pool of mortgage loans underlying mortgage-backed securities.

     - Mortgage-Backed Securities. These securities represent participation interests in pools of residential mortgage loans which may or may not be guaranteed by agencies or instrumentalities of the U.S. Government. Such securities differ from conventional debt securities which provide for periodic payment of interest in fixed amounts (usually semi-annually) with principal payments at maturity or specified call dates. The mortgage-backed securities in which the Fund may invest may be backed by the full faith and credit of the U.S. Treasury (e.g. direct pass-through certificates of the Government National Mortgage Association); some are supported by the right of the issuer to borrow from the U.S. Government (e.g. obligations of the Federal Home Loan Bank); and some are backed by only the credit of the issuer itself. Any such guarantees do not extend to the value of or yield of the mortgage-backed securities themselves or to the net asset value of the Fund's shares.

  The yield on mortgage-backed securities is based on the average expected life of the underlying pool of mortgage loans. The actual life of any particular pool will be shortened by any unscheduled or early payments of principal and interest. Principal prepayments generally result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors and, accordingly, it is not possible to predict accurately the average life of a particular pool. Yield on such pools is usually computed by using the historical record of prepayments for that pool, or, in the case of newly-issued mortgages, the prepayment history of similar pools. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by the Fund on the security backed by the pool to differ from the yield calculated on the basis of the expected average life of the pool.

     Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates, prepayments will most likely decline. When prevailing interest rates rise, the value of a pass-through security may decrease as do the values of other debt securities, but, when prevailing interest rates decline, the value of a pass-through security is not likely to rise on a basis comparable with other debt securities, because of the prepayment feature of pass-through securities. The Fund's reinvestment of scheduled principal payments and unscheduled prepayments it receives may occur at a time of higher or lower prevailing rates than the original investment, thus affecting the yield of the Fund. Monthly interest payments received by the Fund have a compounding effect which may increase the yield to shareholders more than debt obligations that pay interest semi-annually. Due to those factors, mortgage-backed securities may be less effective than Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. The
Fund may purchase mortgage-backed securities at a premium or at a discount. Accelerated prepayments adversely affect yields for pass-through securities purchased at a premium (i.e. at a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-through securities purchased at a discount.

     - GNMA Certificates. Certificates of the Government National Mortgage Association ("GNMA Certificates") are mortgage-backed securities which evidence an undivided interest in a pool or pools of mortgages. The GNMA Certificates that the Fund may purchase are of the "modified pass-through" type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the "issuer" and GNMA, regardless of whether the mortgagor actually makes the payments.

     The National Housing Act authorized the GNMA to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration (the "FHA") or guaranteed by the Veterans Administration (the "VA"). The GNMA guarantee is backed by the full faith and credit of the U.S. Government. The GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

     The average life of a GNMA Certificate is likely to be substantially shorter than the original maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee, except to the extent that the Fund has purchased the certificates at a premium in the secondary market.

     - FNMA Securities. The Federal National Mortgage Association ("FNMA") was established to create a secondary market in mortgages insured by the FHA. FNMA issues guaranteed mortgage pass-through certificates ("FNMA Certificates"). FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest and principal on FNMA Certificates. The FNMA guarantee is not backed by the full faith and credit of the U.S.
Government.

     - FHLMC Securities. The Federal Home Loan Mortgage Corporation (FHLMC") was created to promote development of a nationwide secondary market for conventional residential mortgages. FHLMC issues two types of mortgage pass-through securities ("FHLMC Certificates"), mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FHLMC guarantees timely monthly payment of interest on PCs and the ultimate payment of principal. GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately ten years. The FHLMC securities are not backed by the full faith and credit of the U.S. Government.

     - Participation Interests. The Fund may invest in participation interests, subject to the limitation on its net assets that may be invested in illiquid investments. These participation interests provide the Fund an undivided interest in a loan made by the issuing bank in the proportion that the Fund's participation interest bears to the total principal amount of the loan. No more than 5% of the Fund's net assets can be invested in participation interests of the same borrower. The Fund must look to the creditworthiness of the borrowing corporation, which is obligated to make payments of principal and interest on the loan. In the event the borrower fails to pay scheduled interest or principal payments, the Fund would experience a reduction in its income and might experience a decline in the net asset value of its shares. In the event of a failure by the bank to perform its obligations in connection with the participation agreement, the Fund might incur certain costs and delays in realizing payment or may suffer a loss of principal and/or interest.


Other Investment Techniques and Strategies

     - Loans of Portfolio Securities. The Fund may lend its portfolio securities subject to the restrictions stated in the Prospectus. Under applicable regulatory requirements (which are subject to change), the loan collateral on each business day must at least equal the value of the loaned securities and must consist of cash, bank letters of credit or securities of the U.S. Government (or its agencies or instrumentalities). To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. Such terms and the issuing bank must be satisfactory to the Fund. When it lends securities, the Fund receives amounts equal to the dividends or interest on loaned securities and also receives one or more of (a) negotiated loan fees, (b) interest on securities used as collateral, and
(c) interest on short-term debt securities purchased with such loan collateral. Either type of interest may be shared with the borrower. The Fund may also pay reasonable finder's, custodian and administrative fees. The terms of the Fund's loans must meet applicable tests under the Internal Revenue Code and must permit the Fund to reacquire loaned securities on five days' notice or in time to vote on any important matter.

  - When-Issued and Delayed Delivery Transactions. The Fund may purchase securities on a "when-issued" basis, and may purchase or sell such securities on a "delayed delivery" basis. Although the Fund will enter into such transactions for the purpose of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the Fund may dispose of a commitment prior to settlement. "When-issued" or "delayed delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. When such transactions are negotiated the price (which is generally expressed in yield terms) is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. During the period between commitment by the Fund and settlement (generally within two months but usually not exceeding 120 days), no payment is made for the securities purchased by the purchaser, and no interest accrues to the purchaser from the transaction. Such securities are subject to market fluctuation; the value at delivery may be less than the purchase price. The Fund will segregate or identify with its Custodian, cash, U.S. Government Securities or other high grade debt obligations at least equal to the value of purchase commitments until payment is made.

     The Fund will engage in when-issued transactions in order to secure what is considered to be an advantageous price and yield at the time of entering into the obligation. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to consummate the transaction. Failure to do so may result in the Fund losing the opportunity to obtain a price and yield considered to be advantageous. If the Fund chooses to (i) dispose of the right to acquire a when-issued security prior to its acquisition or (ii) dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss. At the time the Fund makes a commitment to purchase or sell a security on a when-issued or forward commitment basis, it records the transaction and reflects the value of the security purchased, or if a sale, the proceeds to be received in determining its net asset value.

     To the extent the Fund engages in when-issued and delayed delivery transactions, it will do so for the purpose of acquiring or selling securities consistent with its investment objective and policies and not for the purposes of investment leverage. However, the Fund may sell when-issued securities and forward commitments prior to settlement date. In addition, changes in interest rates in a direction other than that expected by the Manager before settlement will affect the value of such securities and may cause a loss to the Fund.

     When-issued transactions and forward commitments allow the Fund a technique to use against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, the Fund might sell portfolio securities and purchase the same or similar securities on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields.

     - Mortgage-Backed Security Rolls. The Fund may enter into "forward roll" transactions with respect to mortgage-backed securities in which it can invest. In a forward roll transaction, which is considered to be a borrowing by the Fund, the Fund will sell a mortgage security to selected banks or other entities and simultaneously agree to repurchase a similar security (same type, coupon and maturity) from the institution at a specified later date at an agreed upon price. The mortgage securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. Risks of mortgage-backed security rolls include: (i) the risk of prepayment prior to maturity, (ii) the risk that the Fund may not be entitled to receive interest and principal payments on the securities sold and that the proceeds of the sale may have to be invested in money market instruments (typically repurchase agreements) maturing not later than the expiration of the roll, and (iii) the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to purchase the securities. The Fund will enter into only "covered" rolls. Upon entering into a mortgage-backed security roll, the Fund will be required to identify or segregate cash, U.S. Government Securities or other high-grade debt securities with its Custodian in an amount equal to its obligation under the roll.

     - Repurchase Agreements. The Fund may acquire securities subject to repurchase agreements for liquidity purposes to meet anticipated redemptions, or pending the investment of the proceeds from sales of Fund shares, or pending the settlement of purchases of portfolio securities.

  In a repurchase transaction, the Fund purchases a security from, and simultaneously resells it to, an approved vendor (a U.S. commercial bank or the U.S. branch of a foreign bank having total domestic assets of at least $1 billion or a broker-dealer with a net worth of at least $50 million and which has been designated a primary dealer in government securities) which must meet credit requirements set by the Fund's Board of Trustees from time to time for delivery on an agreed-on future date. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. The majority of these transactions run from day to day, and delivery pursuant to the resale typically will occur within one to five days of the purchase. Repurchase agreements are considered "loans" under the Investment Company Act, collateralized by the underlying security. The Fund's repurchase agreements require that at all times while the repurchase agreement is in effect, the collateral's value must equal or exceed the repurchase price to fully collateralize the repayment obligation. Additionally, the Manager will impose creditworthiness requirements to confirm that the vendor is financially sound and will continuously monitor the collateral's value.

     - Restricted and Illiquid Securities. To enable the Fund to sell restricted securities not registered under the Securities Act of 1933, the Fund may have to cause those securities to be registered. The expenses of registration of restricted securities may be negotiated by the Fund with the issuer at the time such securities are purchased by the Fund, if such registration is required before such securities may be sold publicly. When registration must be arranged because the Fund wishes to sell the security, a considerable period may elapse between the time the decision is made to sell the securities and the time the Fund would be permitted to sell them. The Fund would bear the risks of any downward price fluctuation during that period. The Fund may also acquire, through private placements, securities having contractual restrictions on their resale, which might limit the Fund's ability to dispose of such securities and might lower the amount realizable upon the sale of such securities.

     The Fund has percentage limitations that apply to purchases of restricted securities, as stated in the Prospectus. Those percentage restrictions do not limit purchases of restricted securities that are eligible for sale to qualified institutional purchasers pursuant to Rule 144A under the Securities Act of 1933, provided that those securities have been determined to be liquid by the Board of Trustees of the Fund or by the Manager under Board-approved guidelines. Those guidelines take into account the trading activity for such securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in a particular Rule 144A security, the Fund's holding of that security may be deemed to be illiquid.

     - Hedging. When hedging to attempt to protect against declines in the market value of the Fund's portfolio, to permit the Fund to retain unrealized gains in the value of portfolio securities which have appreciated, or to facilitate selling securities for investment reasons, the Fund may: (i) sell Interest Rate Futures or Financial Futures ("Futures"), (ii) buy puts on securities indices or on securities, or
(iii) write covered calls on securities indices or on Futures. When hedging to permit the Fund to establish a position in the debt securities market as a temporary substitute for purchasing particular debt securities (which the Fund will normally purchase, and then terminate that hedging position), the Fund may: (i) buy Futures, or (ii) buy calls on Futures, securities indices or on securities. When hedging to protect against declines in the dollar value of a foreign currency-denominated security, the Fund may: (a) purchase puts on that foreign currency, (b) write calls on that currency or (c) enter into forward currency contracts.
Additionally, the Fund may write covered call options and put options to attempt to increase the Fund's income.

     When the Fund writes an over-the-counter ("OTC") option, it will enter into an arrangement with a primary U.S. Government securities dealer, which would establish a formula price at which the Fund would have the absolute right to repurchase that OTC option. This formula price would generally be based on a multiple of the premium received for the option, plus the amount by which the option is "in-the-money," that is, exercisable below (for a put) or above (for a call) the market price of the underlying security. For any OTC option the Fund writes, it will treat as illiquid (for purposes of the limit on its assets that may be invested in illiquid securities) the amount of assets used to cover OTC options it has written, equal to the formula price for the repurchase of the OTC option less the amount by which the OTC option is "in-the-money." The Fund will also treat as illiquid any OTC options held by it. The Securities and Exchange Commission is evaluating whether OTC options should be considered liquid securities, and the procedure described above could be affected by the outcome of that evaluation.

     The Fund's strategy of hedging with Futures and options on Futures will be incidental to the Fund's investment activities in the underlying cash market. In the future, the Fund may employ hedging instruments and strategies that are not presently contemplated but which may be developed, to the extent such investment methods are consistent with the Fund's investment objective, and are legally permissible and disclosed in the Prospectus. Additional Information about the Hedging Instruments the Fund may use is provided below.

     - Futures. The Fund may buy and sell Interest Rate Futures and Financial Futures. Interest Rate Futures obligate one party to deliver and the other to take a specific debt security at a specified price on a specified date. No monetary amount is paid or received by the Fund on the purchase or sale of an Interest Rate Future. The obligation underlying the Interest Rate Futures may be satisfied by actual delivery of the security or by entering into an offsetting contract.

     Upon entering into a Futures transaction, the Fund will be required to deposit an initial margin payment in cash or U.S. Treasury bills with the futures commission merchant (the "futures broker"). The initial margin will be deposited with the Fund's Custodian in an account registered in the futures broker's name; however, the futures broker can gain access to that account only under specified conditions. As the Future is marked to market to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker on a daily basis.

  At any time prior to expiration of the Future, the Fund may elect to close out its position by taking an opposite position, at which time a final determination of variation margin is made and additional cash is required to be paid by or released to the Fund. At that time the Fund will realize a gain or a loss. Although Interest Rate Futures, by their terms, call for settlement by delivery or acquisition of debt securities, in most cases the obligation is fulfilled by entering into an offsetting position. All futures transactions are effected through a clearinghouse associated with the exchange on which the contracts are traded.

     Financial Futures are futures contracts, on a financial index composed of several underlying securities. Financial Futures are similar to Interest Rate Futures except that settlement is made in cash instead of actual delivery, and net gain or loss on options on Financial Futures depends on price movements of the securities included in the index. The strategies which the Fund employs regarding Financial Futures are similar to those described above with regard to Interest Rate Futures.

     - Forward Contracts. The Fund may enter into foreign currency exchange contracts ("Forward Contracts"), which obligate the seller to deliver and the purchaser to take a specific amount of foreign currency at a specific future date for a fixed price. A Forward Contract involves bilateral obligations of one party to purchase, and another party to sell, a specific currency at a future date (which may be any fixed number of days from the date of the contract agreed upon by the parties), at a price set at the time the contract is entered into. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. The Fund may enter into a Forward Contract in order to "lock in" the U.S. dollar price of a security denominated in a foreign currency which it has purchased or sold but which has not yet settled, or to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and a foreign currency. There is a risk that use of Forward Contracts may reduce the gain that would otherwise result from a change in the relationship between the U.S. dollar and a foreign currency.

     The Fund may also enter into a forward contract to sell a foreign currency other than that in which the underlying security is denominated. This may be done in the expectation that there is a greater correlation between the foreign currency of the forward contract and the foreign currency of the underlying investment than between the U.S. dollar and the foreign currency of the underlying investment or, as a tactical allocation to take advantage of differences in foreign interest rates. This technique is referred to as "cross hedging." Cross hedges may be established with the U.S. dollar as the base currency or with another currency correlated with the U.S. dollar as the base.

     The success of cross hedging is dependent on many factors, including the ability of the Manager to correctly identify and monitor the correlation between foreign currencies, the U.S. dollar and other base currencies correlated with the U.S. dollar. To the extent that these correlations are not identical, the Fund may experience losses or gains on both the underlying security and the cross currency hedge.

     The Fund may use Forward Contracts to protect against uncertainty in the level of future exchange rates. The use of Forward Contracts does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although Forward Contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

     There is no limitation as to the percentage of the Fund's assets that may be committed to foreign currency exchange contracts. The Fund does not enter into such forward contracts or maintain a net exposure in such contracts to the extent that the Fund would be obligated to deliver an amount of foreign currency in excess of the value of the Fund's assets denominated in that currency, or enter into a "cross hedge," unless it is denominated in a currency or currencies that the Manager believes will have price movements that tend to correlate closely with the currency in which the investment being hedged is denominated. See "Tax Aspects of Covered Calls and Hedging Instruments" below for a discussion of the tax treatment of foreign currency exchange contracts.

     The Fund may enter into Forward Contracts with respect to specific transactions. For example, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Fund anticipates receipt of dividend payments in a foreign currency, the Fund may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such payment by entering into a Forward Contract, for a fixed amount of U.S. dollars per unit of foreign currency, for the purchase or sale of the amount of foreign currency involved in the underlying transaction ("transaction hedge"). The Fund will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received. The Fund may also use cross hedges to effect a transaction hedge.

     The Fund may also use Forward Contracts to lock in the U.S. dollar value of portfolio positions ("position hedge"). In a position hedge, for example, when the Fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a Forward Contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency for a fixed U.S. dollar amount. Conversely, if the Fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a Forward Contract to buy that foreign currency for a fixed U.S. dollar amount. Additionally, the Fund may use a cross hedge to effect a position hedge.

     The Fund's Custodian will place cash not available for investment or U.S. Government securities or other liquid high-quality debt securities in a separate account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward contracts to cover its short positions. If the value of the securities placed in a separate account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts. As an alternative to maintaining all or part of the separate account, the Fund may purchase a call option permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price or the Fund may purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contract price. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts.

     The precise matching of the Forward Contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date the Forward Contract is entered into and the date it is sold. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase), if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward Contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and transactions costs. The Fund may enter into Forward Contracts or maintain a net exposure on such contracts only if: (1) the consummation of the contracts would not obligate the Fund to deliver or accept delivery of an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency, or (2) the Fund maintains cash, U.S. Government securities or liquid high-grade debt securities in a segregated account in an amount not less than the value of the Fund's total assets committed to the consummation of the contract.

     At or before the maturity of a Forward Contract requiring the Fund to sell a currency, the Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Fund may close out a Forward Contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting Forward Contract under either circumstance to the extent the exchange rate or rates between the currencies involved differed on the execution dates of the first contract and offsetting contract.

     The cost to the Fund of engaging in Forward Contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because Forward Contracts are usually entered into on a principal basis, no fees or commissions are involved. Because such contracts are not traded on an exchange, the Fund must evaluate the credit and performance risk of each particular counterparty under a Forward Contract.

     Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

  - Writing Call Options. The Fund may write (i.e. sell) call options ("calls") on equity and debt securities that are traded on U.S. and foreign securities exchanges and over-the-counter markets, to enhance income through the receipt of premiums from expired calls and any net profits from closing purchase transactions. After any such sale up to 100% of the Fund's total assets may be subject to calls. All such calls written by the Fund must be "covered" while the call is outstanding (i.e. the Fund must own the securities subject to the call or other securities acceptable for applicable escrow requirements). Calls on Futures (discussed below) must be covered by deliverable securities or by liquid assets segregated to satisfy the Futures contract. When the Fund writes a call on a security it receives a premium and agrees to sell the callable investment to a purchaser of a corresponding call on the same security during the call period at a fixed exercise price (which may differ from the market price of the underlying security), regardless of market price changes during the call period. The Fund has retained the risk of loss should the price of the underlying security decline during the call period, which may be offset to some extent by the premium.

     To terminate its obligation on a call it has written, the Fund may purchase a corresponding call in a "closing purchase transaction." A profit or loss will be realized, depending upon whether the net of the amount of the option transaction costs and the premium received on the call written was more or less than the price of the call subsequently purchased. A profit may also be realized if the call lapses unexercised, because the Fund retains the underlying investment and the premium received. Any such profits are considered short-term capital gains for Federal income tax purposes, and when distributed by the Fund are taxable as ordinary income. If the Fund could not effect a closing purchase transaction due to lack of a market, it would have to hold the callable investments until the call lapsed or was exercised.

     The Fund may also write calls on Futures without owning a futures contract or a deliverable bond, provided that at the time the call is written, the Fund covers the call by segregating in escrow an equivalent dollar amount of liquid assets. The Fund will segregate additional liquid assets if the value of the escrowed assets drops below 100% of the current value of the Future. In no circumstances would an exercise notice require the Fund to deliver a futures contract; it would simply put the Fund in a short futures position, which is permitted by the Fund's hedging policies.

     - Writing Put Options. The Fund may write put options on equity and debt securities or Futures but only if such puts are covered by segregated liquid assets. The Fund will not write puts if, as a result, more than 50% of the Fund's net assets would be required to be segregated to cover such put obligations. In writing puts, there is the risk that the Fund may be required to buy the underlying security at a disadvantageous price. A put option on securities gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period. Writing a put covered by segregated liquid assets equal to the exercise price of the put has the same economic effect to the Fund as writing a covered call. The premium the Fund receives from writing a put option represents a profit, as long as the price of the underlying investment remains above the exercise price. However, the Fund has also assumed the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even though the value of the investment may fall below the exercise price. If the put lapses unexercised, the Fund (as the writer of the put) realizes a gain in the amount of the premium. If the put is exercised, the Fund must fulfill its obligation to purchase the underlying investment at the exercise price, which will usually exceed the market value of the investment at that time. In that case, the Fund may incur a loss, equal to the sum of the current market value of the underlying investment any transaction costs incurred minus the sum of the exercise price and the premium received.

     When writing put options on securities, to secure its obligation to pay for the underlying security, the Fund will deposit in escrow liquid assets with a value equal to or greater than the exercise price of the put option. The Fund therefore forgoes the opportunity of investing the segregated assets or writing calls against those assets. As long as the obligation of the Fund as the put writer continues, it may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring the Fund to take delivery of the underlying security against payment of the exercise price. The Fund has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. This obligation terminates upon expiration of the put, or such earlier time at which the Fund effects a closing purchase transaction by purchasing a put of the same series as that previously sold. Once the Fund has been assigned an exercise notice, it is thereafter not allowed to effect a closing purchase transaction.

     The Fund may effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent an underlying security from being put. Furthermore, effecting such a closing purchase transaction will permit the Fund to write another put option to the extent that the exercise price thereof is secured by the deposited assets, or to utilize the proceeds from the sale of such assets for other investments by the Fund. The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the option. As above for writing covered calls, any and all such profits described herein from writing puts are considered short-term gains for Federal tax purposes, and when distributed by the Fund, are taxable as ordinary income.



  - Purchasing Calls and Puts. The Fund may purchase calls on equity or debt securities, indices, foreign currencies and Futures that are traded on U.S. and foreign securities exchanges and the U.S. over-the-counter markets, in order to protect against the possibility that the Fund's portfolio will not fully participate in an anticipated rise in value of the long-term debt securities market. The value of equity or debt securities underlying calls purchased by the Fund will not exceed the value of the portion of the Fund's portfolio invested in cash or cash equivalents (i.e. securities with maturities of less than one year). When the Fund purchases a call (other than in a closing purchase transaction), it pays a premium and, except as to calls on indices or Futures, has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. When the Fund purchases a call on an index or Future, it pays a premium, but settlement is in cash rather than by delivery of the underlying investment to the Fund. In purchasing a call, the Fund benefits only if the call is sold at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and the premium paid and the call is exercised. If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and the Fund will lose its premium payment and the right to purchase the underlying investment.

     The Fund may purchase put options ("puts") which relate to equity or debt securities (whether or not it holds such securities in its portfolio), indices, foreign currencies or Futures. When the Fund purchases a put, it pays a premium and, except as to puts on indices, has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price. Buying a put on an investment the Fund owns enables the Fund to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling such underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and as a result the put is not exercised or resold, the put will become worthless at its expiration date, and the Fund will lose its premium payment and the right to sell the underlying investment. The put may, however, be sold prior to expiration (whether or not at a profit.)

     Buying a put on an investment it does not own, either a put on an index or a put on a Future not held by the Fund, permits the Fund either to resell the put or buy the underlying investment and sell it at the exercise price. The resale price of the put will vary inversely with the price of the underlying investment. If the market price of the underlying investment is above the exercise price and as a result the put is not exercised, the put will become worthless on its expiration date. In the event of a decline in the stock market, the Fund could exercise or sell the put at a profit to attempt to offset some or all of its loss on its portfolio securities. When the Fund purchases a put on an index, or on a Future not held by it, the put protects the Fund to the extent that the index or Future moves in a similar pattern to the securities held. In the case of a put on an index or Future, settlement is in cash rather than by delivery by the Fund of the underlying investment.

     Puts and calls on broadly-based indices or Futures are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question (and thus on price movements in the stock market generally) rather than on price movements in individual securities or futures contracts. When the Fund buys a call on an index or Future, it pays a premium. During the call period, upon exercise of a call by the Fund, a seller of a corresponding call on the same investment will pay the Fund an amount of cash to settle the call if the closing level of the index or Future upon which the call is based is greater than the exercise price of the call. That cash payment is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (the "multiplier") which determines the total dollar value for each point of difference. When the Fund buys a put on an index or Future, it pays a premium and has the right during the put period to require a seller of a corresponding put, upon the Fund's exercise of its put, to deliver to the Fund an amount of cash to settle the put if the closing level of the index or Future upon which the put is based is less than the exercise price of the put. That cash payment is determined by the multiplier, in the same manner as described above as to calls.

     An option position may be closed out only on a market which provides secondary trading for options of the same series and there is no assurance that a liquid secondary market will exist for any particular option. The Fund's option activities may affect its turnover rate and brokerage commissions. The exercise by the Fund of puts on securities will cause the sale of related investments, increasing portfolio turnover. Although such exercise is within the Fund's control, holding a put might cause the Fund to sell the related investments for reasons which would not exist in the absence of the put. The Fund will pay a brokerage commission each time it buys a put or call, sells a call, or buys or sells an underlying investment in connection with the exercise of a put or call. Such commissions may be higher than those which would apply to direct purchases or sales of such underlying investments. Premiums paid for options are small in relation to the market value of the related investments, and consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in the Fund's net asset value being more sensitive to changes in the value of the underlying investments.

     - Options on Foreign Currencies. The Fund intends to write and purchase calls on foreign currencies. The Fund may purchase and write puts and calls on foreign currencies that are traded on a securities or commodities exchange or quoted by major recognized dealers in such options, for the purpose of protecting against declines in the dollar value of foreign securities and against increases in the dollar cost of foreign securities to be acquired. If a rise is anticipated in the dollar value of a foreign currency in which securities to be acquired are denominated, the increased cost of such securities may be partially offset by purchasing calls or writing puts on that foreign currency. If a decline in the dollar value of a foreign currency is anticipated, the decline in value of portfolio securities denominated in that currency may be partially offset by writing calls or purchasing puts on that foreign currency. However, in the event of currency rate fluctuations adverse to the Fund's position, it would lose the premium it paid and transactions costs. A call written on a foreign currency by the Fund is covered if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call may be written by the Fund on a foreign currency to provide a hedge against a decline due to an expected adverse change in the exchange rate in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in a currency other than that underlying the option. This is a cross-hedging strategy. In such circumstances, the Fund collateralizes the option by maintaining in a segregated account with the Fund's custodian, cash or U.S. Government Securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

 - Interest Rate Swap Transactions. Swap agreements entail both interest rate risk and credit risk. There is a risk that, based on movements of interest rates in the future, the payments made by the Fund under a swap agreement will have been greater than those received by it. Credit risk arises from the possibility that the counterparty will default. If the counterparty to an interest rate swap defaults, the Fund's loss will consist of the net amount of contractual interest payments that the Fund has not yet received. The Manager will monitor the creditworthiness of counterparties to the Fund's interest rate swap transactions on an ongoing basis. The Fund will enter into swap transactions with appropriate counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps done between the Fund and that counterparty under the master agreement shall be regarded as parts of an integral agreement. If on any date amounts are payable in the same currency in respect of one or more swap transactions, the net amount payable on that date in that currency shall be paid. In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty may terminate the swaps with that party. Under such agreements, if there is a default resulting in a loss to one party, the measure of that party's damages is calculated by reference to the average cost of a replacement swap with respect to each swap (i.e., the mark-to-market value at the time of the termination of each swap).
The gains and losses on all swaps are then netted, and the result is the counterparty's gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination is generally referred to as "aggregation." The value of securities subject to interest rate swaps will not exceed 25% of the Fund's net assets.

     - Regulatory Aspects of Hedging Instruments. The Fund is required to operate within certain guidelines and restrictions with respect to its use of futures and options thereon as established by the Commodities Futures Trading Commission ("CFTC"). In particular, the Fund is exempted from registration with the CFTC as a "commodity pool operator" if the Fund complies with the requirements of Rule 4.5 adopted by the CFTC. The Rule does not limit the percentage of the Fund's assets that may be used for Futures margin and related option premiums for a bona fide hedging position. However, under the Rule the Fund must limit its aggregate initial futures margin and related option premiums to no more than 5% of the Fund's net assets for hedging strategies that are not considered bona fide hedging strategies under the Rule.

     Transactions in options by the Fund are subject to limitations established by each of the exchanges governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Thus, the number of options which the Fund may write or hold may be affected by options written or held by other entities, including other investment companies having the same advisor as the Fund or having an affiliated investment adviser. Position limits also apply to Futures. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions. Due to requirements under the Investment Company Act, when the Fund purchases a Future, the Fund will maintain, in a segregated account or accounts with its Custodian, cash or readily-marketable, short-term (maturing in one year or less) debt instruments in an amount equal to the market value of the securities underlying such Future, less the margin deposit applicable to it.

     - Tax Aspects of Hedging Instruments and Covered Calls. The Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code. That qualification enables the Fund to "pass through" its income and realized capital gains to shareholders without the Fund having to pay taxes on them. This avoids a "double tax" on that income and capital gains, since shareholders will be taxed on the dividends and capital gains they receive than the Fund. One of the tests for such qualification is that less than 30% of its gross income must be derived from gains realized on the sale of securities held for less than three months. To comply with that 30% cap, the Fund will limit the extent to which it engages in the following activities, but will not be precluded from them: (i) selling investments, including Futures, held for less than three months, whether or not they were purchased on the exercise of a call held by the Fund; (ii) purchasing calls or puts which expire in less than three months; (iii) effecting closing transactions with respect to calls or puts purchased less than three months previously; (iv) exercising puts or calls held by the Fund for less than three months; and (v) writing calls on investments held for less than three months.

     Certain foreign currency exchange contracts ("Forward Contracts") in which the Fund may invest are treated as "section 1256 contracts." Gains or losses relating to section 1256 contracts generally are characterized under the Internal Revenue Code as 60% long-term and 40% short-term capital gains or losses. However, foreign currency gains or losses arising from certain section 1256 contracts (including Forward Contracts) generally are treated as ordinary income or loss. In addition, section 1256 contracts held by the Fund at the end of each taxable year are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized. These contracts also may be marked-to-market for purposes of the excise tax applicable to investment company distributions and for other purposes under rules prescribed pursuant to the Internal Revenue Code. An election can be made by the Fund to exempt these transactions from this marked-to-market treatment.

     Certain Forward Contracts entered into by the Fund may result in "straddles" for Federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund on straddle positions. Generally, a loss sustained on the disposition of a position(s) making up a straddle is allowed only to the extent such loss exceeds any unrecognized gain in the offsetting positions making up the straddle. Disallowed loss is generally allowed at the point where there is no unrecognized gain in the offsetting positions making up the straddle, or the offsetting position is disposed.

     Under the Internal Revenue Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of foreign currency forward contracts, gains or losses attributable to fluctuations in the value of a foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. Currency gains and losses are offset against market gains and losses before determining a net "Section 988" gain or loss under the Internal Revenue Code, which may increase or decrease the amount of the Fund's investment company income available for distribution to its shareholders.

     - Risks of Hedging With Options and Futures. An option position may be closed out only on a market that provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option. In addition to the risks associated with hedging that are discussed in the Prospectus and above, there is a risk in using short hedging by selling Futures to attempt to protect against declines in the value of the Fund's portfolio securities (due to an increase in interest rates) that the prices of such Futures will correlate imperfectly with the behavior of the cash (i.e., market value) prices of the Fund's portfolio securities. The ordinary spreads between prices in the cash and futures markets are subject to distortions due to differences in the natures of those markets. First, all participants in the futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close out futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures markets depend on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures markets could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures markets may cause temporary price distortions.

     The risk of imperfect correlation increases as the composition of the Fund's portfolio diverges from the securities included in the applicable index. To compensate for the imperfect correlation of movements in the price of the debt securities being hedged and movements in the price of the Hedging Instruments, the Fund may use hedging instruments in a greater dollar amount than the dollar amount of debt securities being hedged if the historical volatility of the prices of the debt securities being hedged is more than the historical volatility of the applicable index.
It is also possible that if the Fund has used hedging instruments in a short hedge, the market may advance and the value of the debt securities held in the Fund's portfolio may decline. If that occurred, the Fund would lose money on the hedging instruments and also experience a decline in value in its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of equity securities will tend to move in the same direction as the indices upon which the hedging instruments are based.

     If the Fund uses Hedging Instruments to establish a position in the debt securities markets as a temporary substitute for the purchase of individual debt securities (long hedging) by buying Futures and/or calls on such Futures or on debt securities, it is possible that the market may decline; if the Fund then concludes not to invest in such securities at that time because of concerns as to possible further market decline or for other reasons, the Fund will realize a loss on the Hedging Instruments that is not offset by a reduction in the price of the debt securities purchased.

Other Investment Restrictions

 The Fund's most significant investment restrictions are set forth in the Prospectus. There are additional investment restrictions that the Fund must follow that are also fundamental policies. Fundamental policies and the Fund's investment objectives cannot be changed without the vote of a "majority" of the Fund's outstanding voting securities. Under the Investment Company Act, such a "majority" vote is defined as the vote of the holders of the lesser of (1) 67% or more of the shares present or represented by proxy at a shareholder meeting, if the holders of more than 50% of the outstanding shares are present, or (2) more than 50% of the outstanding shares.

     Under these additional restrictions, the Fund cannot:

     - invest in real estate, or commodities or commodity contracts; however, the Fund may invest in debt securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which invest in real estate or interests therein, and the Fund may buy and sell any of the Hedging Instruments which it may use, whether or not such Hedging Instrument is considered to be a commodity or a commodity contract;
     - buy securities on margin or engage in short sales, except that the Fund may make margin deposits in connection with any of the Hedging Instruments which it may use;
     - pledge, hypothecate, mortgage or otherwise encumber its assets; however, escrow or other collateral arrangements in connection with Hedging Instruments are not prohibited hereby;
     - underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under Federal securities laws;
     - buy and retain securities of any issuer if those officers, Trustees or Directors of the Fund or the Manager who beneficially own more than 0.5% of the securities of such issuer together own more than 5% of the securities of such issuer;
     - invest in mineral-related programs or leases;
     - buy the securities of any company for the purpose of exercising management control; or
     - buy securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets.

     In connection with the qualification of its shares in certain states, the Fund has undertaken that in addition to the above, as a non-fundamental policy, it will not (1) invest in oil, gas or other mineral leases, or (2) invest in real property, including real estate limited partnership interests; however, this does not prevent the Fund from investing in real estate investment trusts or readily marketable securities of companies that invest in real estate.

How the Fund Is Managed

Organization and History. As a Massachusetts business trust, the Fund is not required to hold, and does not plan to hold, regular annual meetings of shareholders. The Fund will hold meetings when required to do so by the Investment Company Act or other applicable law, or when a shareholder meeting is called by the Trustees or upon proper request of the shareholders. Shareholders have the right, upon the declaration in writing or vote of two-thirds of the outstanding shares of the Fund, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of 10% of its outstanding shares. In addition, if the Trustees receive a request from at least 10 shareholders (who have been shareholders for at least six months) holding shares of the Fund valued at $25,000 or more or holding at least 1% of the Fund's outstanding shares, whichever is less, stating that they wish to communicate with other shareholders to request a meeting to remove a Trustee, the Trustees will then either make the Fund's shareholder list available to the applicants or mail their communication to all other shareholders at the applicants' expense, or the Trustees may take such other action as set forth under Section 16(c) of the Investment Company Act.

     The Fund's Declaration of Trust contains an express disclaimer of shareholder or Trustee liability for the Fund's obligations, and provides for indemnification and reimbursement of expenses out of its property for any shareholder held personally liable for its obligations. The Declaration of Trust also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, while Massachusetts law permits a shareholder of a business trust (such as the Fund) to be held personally liable as a "partner" under certain circumstances, the risk of a Fund shareholder incurring financial loss on account of shareholder liability is limited to the relatively remote circumstances in which the Fund would be unable to meet its obligations described above. Any person doing business with the Trust, and any shareholder of the Trust, agrees under the Trust's Declaration of Trust to look solely to the assets of the Trust for satisfaction of any claim or demand which may arise out of any dealings with the Trust, and the Trustees shall have no personal liability to any such person, to the extent permitted by law.

 Trustees and Officers of the Fund. The Fund's Trustees and officers and their principal occupations and business affiliations and occupations during the past five years are listed below. All of the Trustees are also trustees, directors or managing general partners of Oppenheimer Total Return Fund, Inc., Oppenheimer Equity Income Fund, Oppenheimer Cash Reserves, Oppenheimer Strategic Income Fund, Centennial America Fund, L.P., The New York Tax-Exempt Income Fund, Inc., Oppenheimer Variable Account Funds, Oppenheimer Champion Income Fund, Oppenheimer International Bond Fund, Oppenheimer Main Street Funds, Inc., Oppenheimer Strategic Income & Growth Fund, Oppenheimer Integrity Funds, Oppenheimer Limited-Term Government Fund, Oppenheimer Municipal Fund, Panorama Series Fund, Inc., Centennial Money Market Trust, Centennial Government Trust, Centennial New York Tax Exempt Trust, Centennial California Tax Exempt Trust, Daily Cash Accumulation Fund, Inc. and Centennial Tax Exempt Trust (all of the foregoing funds are collectively referred to as the "Denver-based Oppenheimer funds") except for Mr. Fossel and Ms. Macaskill, who are Trustees, Directors or Managing General Partners of all the Denver-based Oppenheimer funds except Oppenheimer Integrity Funds, Panorama Series Fund, Inc. and Oppenheimer Strategic Income Fund. Messrs. Bishop, Bowen, Donohue, Farrar and Zack hold similar positions as officers of all such funds. Ms. Macaskill is President and Mr. Swain is Chairman of the Denver-based Oppenheimer funds. As of September 6, 1996, the Trustees and officers of the Fund as a group owned less than 1% of its outstanding shares, not including shares held of record by an employee benefit plan of the Manager (for which two of the officers listed below, Ms. Macaskill and Mr. Donohue, are trustees) other than shares beneficially owned under that plan by the officers of the Fund listed above.

Robert G. Avis, Trustee*; Age 65
One North Jefferson Ave., St. Louis, Missouri 63103
Vice Chairman of A.G. Edwards & Sons, Inc. (a broker-dealer) and A.G. Edwards, Inc. (its parent holding company); Chairman of A.G.E. Asset Management and A.G. Edwards Trust Company (its affiliated investment adviser and trust company, respectively).

William A. Baker, Trustee; Age 81
197 Desert Lakes Drive, Palm Springs, California 92264
Management Consultant.

Charles Conrad, Jr., Trustee; Age 66
19411 Merion Circle, Huntington Beach, California 92648
Chairman and Chief Executive Officer of Universal Space Lines, Inc. (a space services management company); formerly Vice President of McDonnell Douglas Space Systems Co. and associated with the National Aeronautics and Space Administration.

Jon S. Fossel, Trustee*; Age 54
Two World Trade Center, New York, New York 10048-0203
Chairman of OppenheimerFunds, Inc. (the "Manager"), President and a Director of Oppenheimer Acquisition Corp. ("OAC"), the Manager's parent holding company, Shareholder Services, Inc. ("SSI"), transfer agent subsidiary of the Manager; formerly President of the Manager.

    Sam Freedman, Trustee; Age: 56
4975 Lakeshore Drive, Littleton, Colorado  80123
Formerly Chairman and Chief Executive Officer of OppenheimerFunds Services, Chairman, Chief Executive Officer and a director of Shareholder Services, Inc., Chairman, Chief Executive and Officer and director of Shareholder Financial Services, Inc., Vice President and director of Oppenheimer Acquisition Corporation and a director of OppenheimerFunds, Inc.

Raymond J. Kalinowski, Trustee; Age 67
44 Portland Drive, St. Louis, Missouri 63131
Director of Wave Technologies International Inc. (a computer products training company); formerly Vice Chairman and a Director of A.G. Edwards, Inc., parent holding company of A.G. Edwards & Sons, Inc. (a broker-dealer), of which he was a Senior Vice President.

C. Howard Kast, Trustee; Age 74
2552 East Alameda, Denver, Colorado 80209
Formerly Managing Partner of Deloitte, Haskins & Sells (an accounting firm).

Robert M. Kirchner, Trustee; Age 75
7500 E. Arapahoe Road, Englewood, Colorado 80112
President of The Kirchner Company (management consultants).

_____________________
* A Trustee who is an "interested person" as defined in the Investment Company Act.

    Bridget A. Macaskill, President and Trustee*; Age: 48
President, Chief Executive Officer and a Director of the Manager and HarbourView Asset Management Corporation ("HarbourView"), a subsidiary of the Manager; Chairman and a director of SSI and Shareholder Financial Services, Inc.; President and a director of OAC and Oppenheimer Partnership Holdings, Inc., a holding company subsidiary of the Manager; a director of Oppenheimer Real Asset Management, Inc.; formerly an Executive Vice President of the Manager.

Ned M. Steel, Trustee; Age 81
3416 South Race Street, Englewood, Colorado 80110
Chartered Property and Casualty Underwriter; Director of Visiting Nurse Corporation of Colorado; formerly Senior Vice President and a Director of Van Gilder Insurance Corp. (insurance brokers).

James C. Swain, Chairman, Chief Executive Officer and Trustee*; Age 62 3410 South Galena Street, Denver, Colorado 80231
Vice Chairman and a Director of the Manager; President and Director of Centennial Asset Management Corporation, an investment adviser subsidiary of the Manager ("Centennial"); formerly Chairman of the Board of SSI.

Ralph W. Stellmacher, Vice President and Portfolio Manager; Age 36 Two World Trade Center, New York, New York 10048-0203
Senior Vice President of the Manager; an officer of other Oppenheimer funds.

    Andrew J. Donohue, Vice President and Secretary; Age 46
Two World Trade Center, New York, New York 10048
Executive Vice President and General Counsel of the Manager and OppenheimerFunds Distributor, Inc. (the "Distributor"); President and a director of Centennial; Executive Vice President, General Counsel and a director of HarbourView, SFSI, SSI and Oppenheimer Partnership Holdings Inc.; President and a director of Oppenheimer Real Asset Management, Inc.; General Counsel of OAC; Executive Vice President, ChiefLegal Officer and a director of MultiSource Services, Inc. (a broker-dealer); an officer of other Oppenheimer funds; formerly Senior Vice President and Associate General Counsel of the Manager and the Distributor; Partner in Kraft & McManimon (a law firm); an officer of First Investors Corporation (a broker-dealer) and First Investors Management Company, Inc. (broker-dealer and investment adviser); director and an officer of First Investors Family of Funds and First Investors Life Insurance Company.

_____________________
* A Trustee who is an "interested person" as defined in the Investment Company Act.

    George C. Bowen, Vice President, Assistant Secretary and Treasurer;
Age 60
3410 South Galena Street, Denver, Colorado 80231
Senior Vice President and Treasurer of the Manager; Vice President and Treasurer of the Distributor and HarbourView; Senior Vice President, Treasurer, Assistant Secretary and a director of Centennial; Vice President, Treasurer and Secretary of SSI and SFSI; Treasurer of OAC; Vice President and Treasurer of Oppenheimer Real Asset Management, Inc., Chief Executive Officer, Treasurer and a director of MultiSource Services, Inc.; an officer of other Oppenheimer funds.

Robert J. Bishop, Assistant Treasurer; Age 37
3410 South Galena Street, Denver, Colorado 80231
Vice President of the Manager/Mutual Fund Accounting; an officer of other Oppenheimer funds; formerly a Fund Controller for the Manager, prior to which he was an Accountant for Yale & Seffinger, P.C., an accounting firm, and previously an Accountant and Commissions Supervisor for Stuart James Company Inc., a broker-dealer.

Scott Farrar, Assistant Treasurer; Age 31
3410 South Galena Street, Denver, Colorado 80231
Vice President of the Manager/Mutual Fund Accounting; an officer of other Oppenheimer funds; formerly a Fund Controller for the Manager, prior to which he was an International Mutual Fund Supervisor for Brown Brothers Harriman & Co., a bank, and previously a Senior Fund Accountant for State Street Bank & Trust Company.

Robert G. Zack, Assistant Secretary; Age 47
Two World Trade Center, New York, New York 10048-0203
Senior Vice President and Associate General Counsel of the Manager, Assistant Secretary of SSI, SFSI; an officer of other Oppenheimer funds.

            - Remuneration of Trustees. The officers of the Fund are affiliated with the Manager; they and the Trustees of the Fund who are affiliated with the Manager (Ms. Macaskill and Mr. Swain, who are both officers and Trustees and Mr. Fossel) receive no salary or fee from the Fund. The remaining Trustees of the Fund (excluding Mr. Freedman, who did not become a Trustee until June 27, 1996) received the compensation shown below (i) from the Fund, during its fiscal year ended June 30, 1996, and
(ii) from all the Denver-based Oppenheimer funds (including the Fund) for which they served as Trustee, Director or Managing Partner. Compensation is paid for services in positions below their names:


                                                          Total Compensation
                                   Aggregate              From All
                                   Compensation           Denver-based
Name and Position                  from Fund              Oppenheimer funds1
Robert G. Avis                     $7,187                 $53,000
  Trustee

William A. Baker                   $9,934                 $73,254
  Audit and Review
  Committee Chairman
  and Trustee

Charles Conrad, Jr.                $8,721                 $64,309
  Audit and Review
  Committee Member
  and Trustee

Raymond J. Kalinowski              $8,814                 $65,000
  Trustee, Risk Management
  Oversight Committee Member

C. Howard Kast                     $8,814                 $65,000
  Trustee, Risk Management
  Oversight Committee Member

Robert M. Kirchner                 $9,261                 $68,292
  Audit and Review
  Committee Member
  and Trustee

Ned M. Steel                       $7,187                 $53,000
  Trustee


______________________
1 For the 1995 calendar year during which the Denver-based funds listed in the first paragraph of this section, included Oppenheimer Strategic Investment Grade Bond Fund and Oppenheimer Strategic Short-Term Income Fund (which ceased operations following the acquisition of their assets by the other Oppenheimer funds) and Panorama Series Fund, Inc. which became an Oppenheimer fund in June of 1996.

            - Major Shareholders. As of September 6, 1996 no person owned of record or was known by the Fund to own beneficially 5% or more of the Fund as a whole or the Fund's outstanding Class A, Class B or Class C shares, except Merrill Lynch Pierce Fenner & Smith, Inc., 4800 Deer Lake Drive East, Floor 3, Jacksonville, Florida 32246, who owned 1,322,632
Class B shares and 110,793 Class C shares (5.96% and 14.61% of the Class
B and Class C shares, respectively, then outstanding).

 The Manager and Its Affiliates. The Manager is wholly-owned by Oppenheimer Acquisition Corp. ("OAC"), a holding company controlled by Massachusetts Mutual Life Insurance Company. OAC is also owned in part by certain of the Manager's directors and officers, some of whom may also serve as officers of the Fund, and three of whom (Ms. Macaskill and Messrs. Fossel and Swain) serve as Trustees of the Fund.

            The Manager and the Fund have a Code of Ethics. It is designed to detect and prevent improper personal trading by certain employees, including portfolio managers, that would compete with or take advantage of the Fund's portfolio transactions. Compliance with the Code of Ethics is carefully monitored and strictly enforced by the Manager.

            - The Investment Advisory Agreement. The investment advisory agreement between the Manager and the Fund requires the Manager, at its expense, to provide the Fund with adequate office space, facilities and equipment, and to provide and supervise the activities of all administrative and clerical personnel required to provide effective corporate administration for the Fund, including the compilation and maintenance of records with respect to its operations, the preparation and filing of specified reports, and composition of proxy materials and registration statements for continuous public sale of shares of the Fund.

            Expenses not expressly assumed by the Manager under the advisory agreement or by the Distributor under the General Distributors Agreement are paid by the Fund. The advisory agreement lists examples of expenses paid by the Fund, the major categories of which relate to interest, taxes, brokerage commissions, fees to certain Trustees, legal and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs and non-recurring expenses, including litigation costs. For the Fund's fiscal years ended June 30, 1994, 1995 and 1996, the management fees paid by the Fund to the Manager were $7,655,008, $7,542,307 and $8,502,884, respectively.

            The advisory agreement contains no provision limiting the Fund's expenses. However, independently of the advisory agreement, the Manager has undertaken that the total expenses of the Fund in any fiscal year (including the management fee but excluding taxes, interest, brokerage commissions, distribution assistance payments and extraordinary expenses such as litigation costs) shall not exceed the most stringent expense limitation imposed under state law applicable to the Fund. Pursuant to the undertaking, the Manager's fee will be reduced at the end of a month so that there will not be any accrued but unpaid liability under this undertaking. Currently, the most stringent state expense limitation is imposed by California, and limits the Fund's expenses (with specified exclusions) to 2.5% of the first $30 million of average annual net assets, 2% of the next $70 million of average annual net assets, and 1.5% of ave rage annual net assets in excess of $100 million. The Manager reserves the right to terminate or amend the undertaking at any time. Any assumption of the Fund's expenses under this limitation would lower the Fund's overall expense ratio and increase its total return during any period in which expenses are limited.

            The advisory agreement provides that in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties, or reckless disregard for its obligations and duties under the advisory agreement, the Manager is not liable for any loss resulting from a good faith error or omission on its part with respect to any of its duties thereunder. The advisory agreement permits the Manager to act as investment adviser for any other person, firm or corporation and to use the name "Oppenheimer" in connection with other investment companies for which it may act as investment adviser or general distributor. If the Manager shall no longer act as investment adviser to the Fund, the right of the Fund to use the name "Oppenheimer" as part of its name may be withdrawn.

            - The Distributor. Under its General Distributor's Agreement with the Fund, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the Fund's Class A, Class B and Class C shares but is not obligated to sell a specific number of shares. Expenses normally attributable to sales (other than those paid under the Distribution and Service Plans, but including advertising and the cost of printing and mailing prospectuses, other than those furnished to existing shareholders) are borne by the Distributor. During the Fund's fiscal years ended June 30, 1994, 1995 and 1996, the aggregate amount of sales charge on sales of the Fund's Class A shares were $4,185,629, $2,629,870 and $2,823,797, respectively, of which the Distributor and an affiliated broker-dealer retained in the aggregate $1,023,367, $624,955 and $688,648 in those respective years. The contingent deferred sales charges collected by the Distributor on the redemption of Class B shares for the fiscal year ended June 30, 1996 totalled $765,717. During the fiscal period from November 1, 1995 through June 30, 1996, contingent deferred sales charges collected on the Fund's Class C shares totalled $733, all of which the Distributor retained. For additional information about distribution of the Fund's shares and the expenses connected with such activities, please refer to "Distribution and Service Plans," below.

            - The Transfer Agent. OppenheimerFunds Services, the Fund's Transfer Agent, is responsible for maintaining the Fund's shareholder registry and shareholder accounting records, and for shareholder servicing and administrative functions.

Brokerage Policies of the Fund

 Brokerage Provisions of the Investment Advisory Agreement. One of the duties of the Manager under the advisory agreement is to arrange the portfolio transactions for the Fund. The advisory agreement contains provisions relating to the employment of broker-dealers ("brokers") to effect the Fund's portfolio transactions. In doing so, the Manager is authorized by the advisory agreement to employ such broker-dealers, including "affiliated" brokers, as that term is defined in the Investment Company Act, as may, in its best judgment based on all relevant factors, implement the policy of the Fund to obtain, at reasonable expense, the "best execution" (prompt and reliable execution at the most favorable price obtainable) of such transactions. The Manager need not seek competitive commission bidding but is expected to minimize the commissions paid to the extent consistent with the interest and policies of the Fund as established by its Board of Trustees.

            Under the advisory agreement, the Manager is authorized to select brokers that provide brokerage and/or research services for the Fund and/or the other accounts over which the Manager or its affiliates have investment discretion. The commissions paid to such brokers may be higher than another qualified broker would have charged if a good faith determination is made by the Manager that the commission is fair and reasonable in relation to the services provided. Subject to the foregoing considerations, the Manager may also consider sales of shares of the Fund and other investment companies managed by the Manager or its affiliates as a factor in the selection of brokers for the Fund's portfolio transactions.

Description of Brokerage Practices Followed by the Manager. Subject to the provisions of the advisory agreement and the procedures and rules described above, allocations of brokerage generally are made by the Manager's portfolio traders upon recommendations from the Manager's portfolio managers. In certain instances, portfolio managers may directly place trades and allocate brokerage, also subject to the provisions of the advisory agreement and the procedures and rules described above. In either case, brokerage is allocated under the supervision of the Manager's executive officers. As most purchases made by the Fund are principal transactions at net prices, the Fund does not incur substantial brokerage costs. The Fund usually deals directly with the selling or purchasing principal or market maker without incurring charges for the services of a broker on its behalf unless it is determined that a better price or execution may be obtained by utilizing the services of a broker.
Purchases of portfolio securities from underwriters include a commission or concession paid by the issuer to the underwriter, and purchases from dealers include a spread between the bid and asked price. The Fund seeks to obtain prompt execution of orders at the most favorable net prices. When the Fund engages in an option transaction, ordinarily the same broker will be used for the purchase or sale of the option and any transaction in the securities to which the option relates. When possible, concurrent orders to purchase or sell the same security by more than one of the accounts managed by the Manager or its affiliates are combined. The transactions effected pursuant to such combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account.

            The research services provided by a particular broker may be useful only to one or more of the advisory accounts of the Manager and its affiliates, and investment research received for the commissions of those other accounts may be useful both to the Fund and one or more of such other accounts. Such research, which may be supplied by a third party at the instance of a broker, includes information and analyses on particular companies and industries as well as market or economic trends and portfolio strategy, receipt of market quotations for portfolio evaluations, information systems, computer hardware and similar products and services. If a research service also assists the Manager in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager in the investment decision-making process may be paid in commission dollars. The Board of Trustees has permitted the Manager to use concessions on fixed-price offerings to obtain research, in the same manner as is permitted for agency transactions. The Board has also permitted the Manager to use stated commissions on secondary fixed-income agency trades to obtain research where the broker has represented to the Manager that: (i) the trade is not from or for the broker's own inventory,
(ii) the trade was executed by the broker on an agency basis at the stated commission, and (iii) the trade is not a riskless principal transaction.

            The research services provided by brokers broadens the scope and supplement the research activities of the Manager, by making available additional views for consideration and comparisons, and by enabling the Manager to obtain market information for the valuation of securities held in the Fund's portfolio or being considered for purchase. The Manager provides information as to the commissions paid to brokers furnishing such services, together with the Manager's representation that the amount of such commissions was reasonably related to the value or benefit of such services.

            During the Fund's fiscal years ended June 30, 1994, 1995 and 1996, total brokerage commissions paid by the Fund (not including any spreads or concessions on principal transactions on a net trade basis) amounted to $70,384, $73,086 and $37,308, respectively. During the fiscal year ended June 30, 1996, $6,414 was paid to brokers as commissions in return for research services; the aggregate dollar amount of these transactions was $1,869,885. The transactions giving rise to those commissions were allocated in accordance with the Manager's internal allocation procedures.


Performance of the Fund

 Yield and Total Return Information. As described in the Prospectus, from time to time the "standardized yield," "dividend yield," "average annual total return," "cumulative total return," "average annual total return at net asset value" and "total return at net asset value" of an investment in a class of shares of the Fund may be advertised. An explanation of how these total returns are calculated for each class and the components of those calculations is set forth below.

            The Fund's advertisements of its performance data must, under applicable rules of the Securities and Exchange Commission, include the average annual total returns for each advertised class of shares of the Fund for the 1, 5, and 10-year periods (or the life of the class, if less) ending as of the most recently-ended calendar quarter prior to the publication of the advertisement. This enables an investor to compare the Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using such information as a basis for comparison with other investments. An investment in the Fund is not insured; its returns and share prices are not guaranteed and normally will fluctuate on a daily basis. When redeemed, an investor's shares may be worth more or less than their original cost. Returns for any given past period are not a prediction or representation by the Fund of future returns. The returns of Class A, Class B and Class C shares of the Fund are affected by portfolio quality, the type of investments the Fund holds and its operating expenses allocated to the particular class.

            -  Standardized Yields

            - Yield. The Fund's "yield" (referred to as "standardized yield") for a given 30-day period for a class of shares is calculated using the following formula set forth in rules adopted by the Securities and Exchange Commission that apply to all funds that quote yields:

            Standardized Yield = 2 [(a-b + 1)6 - 1]
                                     cd

            The symbols above represent the following factors:

       a =    dividends and interest earned during the 30-day period.
       b =    expenses accrued for the period (net of any expense
              reimbursements).
       c =    the average daily number of shares of that class outstanding during the 30-day period that were entitled to receive dividends.
       d =    the maximum offering price per share of that class on the last day of the period, adjusted for undistributed net investment income.

       The standardized yield of a class of shares for a 30-day period may differ from its yield for any other period. The SEC formula assumes that the standardized yield for a 30-day period occurs at a constant rate for a six-month period and is annualized at the end of the six-month period. This standardized yield is not based on actual distributions paid by the Fund to shareholders in the 30-day period, but is a hypothetical yield based upon the net investment income from the Fund's portfolio investments calculated for that period. The standardized yield may differ from the "dividend yield" of that class, described below. Additionally, because each class of shares is subject to different expenses, it is likely that the standardized yields of the Fund's classes of shares will differ. For the 30-day period ended June 30, 1996, the standardized yields for the Fund's Class A, Class B and Class shares were 8.88%, 8.51% and 8.49%, respectively.

       - Dividend Yield and Distribution Return. From time to time the Fund may quote a "dividend yield" or a "distribution return" for each class. Dividend yield is based on the dividends paid on shares of a class from dividends derived from net investment income during a stated period. Distribution return includes dividends derived from net investment income and from realized capital gains declared during a stated period. Under those calculations, the dividends and/or distributions for that class declared during a stated period of one year or less (for example, 30 days) are added together, and the sum is divided by the maximum offering price per share of that class on the last day of the period. When the result is annualized for a period of less than one year, the "dividend yield" is calculated as follows:

Dividend Yield of the Class = Dividends of the Class
                              ----------------------
                 Max. Offering Price of the Class (last day of period)

             divided by Number of days (accrual period) x 365

       The maximum offering price for Class A shares includes the maximum front-end sales charge. For Class B or Class C shares, the maximum offering price is the net asset value per share, without considering the effect of contingent deferred sales charges.

       From time to time similar yield or distribution return calculations may also be made using the Class A net asset value (instead of its respective maximum offering price) at the end of the period. The dividend yields on Class A shares for the 30-day period ended June 30, 1996, were 8.55% and 8.97% when calculated at maximum offering price and at net asset value, respectively. The dividend yield on Class B shares for the 30-day period ended June 30, 1996, was 8.33% when calculated at net asset value. The dividend yield on Class C shares for the 30-day period ended June 30, 1996 was 8.25%, when calculated at net asset value.

-  Total Return Information

       - Average Annual Total Returns. The "average annual total return" of each class is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n") to achieve an Ending Redeemable Value ("ERV") of that investment, according to the following formula:

                        ERV  1/n
                        ___         -1 = Average Annual Total Return
                         P

       - Cumulative Total Returns. The "cumulative total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Cumulative total return is determined as follows:

                           ERV - P
                           -------   = Total Return
                               P

       In calculating total returns for Class A shares, the current maximum sales charge of 4.75% (as a percentage of the offering price) is deducted from the initial investment ("P") (unless the return is shown at net asset value, as described below). For Class B shares, payment of contingent deferred sales charge of 5.0% for the first year, 4.0% for the second year, 3.0% for the third and fourth year, 2.0% in the fifth year, 1.0% in the sixth year and none thereafter is applied, as described in the Prospectus. For Class C shares, the payment of the 1% contingent deferred sales charge for the first 12 months is applied, as described in the prospectus. Total returns also assume that all dividends and capital gains distributions during the period are reinvested to buy additional shares at net asset value per share, and that the investment is redeemed at the end of the period. The "average annual total returns" on an investment in Class A shares of the Fund for the one, five and ten year periods ended June 30, 1996 were 6.92%, 10.99% and 9.36%, respectively. The "average annual total returns" on an investment in Class B shares of the Fund for the one-year period ended June 30, 1996 and for the period from May 3, 1993 (inception of the Class) through June 30, 1996 were 6.40% and 7.88%, respectively. The cumulative "total return" on Class A shares for the ten year period ended June 30, 1996 was 144.63%. During a portion of the periods for which total returns are shown for Class A shares, the Fund's maximum initial sales charge rate was higher; as a result, performance returns on actual investments during those periods may be lower than the results shown. The cumulative total return on Class B shares for the fiscal year ended June 30, 1996 and for the period from May 3, 1993 through June 30, 1996 were 6.40% and 27.07%, respectively. The
"cumulative total return" on Class C shares for the period from November
1, 1995 to June 30, 1996 was 6.36%.

       - Total Returns at Net Asset Value. From time to time the Fund may also quote an average annual total return at net asset value or a cumulative total return at net asset value for Class A, Class B or Class
C shares. Each is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end or contingent deferred sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions. The cumulative total return at net asset value of the Fund's Class A shares for the ten-year period ended June 30, 1996 was 156.82%. The average annual total returns at net asset value for the one, five and ten-year periods ended June 30, 1996, for Class A shares were 12.25%, 12.08% and 9.89%, respectively. The average annual total return at net asset value for Class B shares for the fiscal year ended June 30, 1996 and for the period from May 3, 1993 through June 30, 1996 was 11.40% and 8.40%, respectively. For Class B shares, the "cumulative total return" at net asset value for the period from May 3, 1993 through June 30, 1996 was 29.01%. For Class C shares, the "cumulative total return" at net asset value for the period from November 1, 1995 through June 30, 1996 was 7.36%.

       Total return information may be useful to investors in reviewing the performance of the Fund's Class A, Class B or Class C shares. However, when comparing total return of an investment in Class A or Class B shares of the Fund with that of other alternatives, investors should understand that as the Fund invests in high yield securities, its shares are subject to greater market risks and volatility than shares of funds having other investment objectives and that the Fund is designed for investors who are willing to accept greater risk of loss in the hopes of realizing greater gains.

 Other Performance Comparisons. From time to time the Fund may publish the ranking of its Class A, Class B or Class C shares by Lipper Analytical Services, Inc. ("Lipper"), a widely-recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Fund, and ranks their performance for various periods based on categories relating to investment objectives.
The performance of the Fund's classes are ranked against (i) all other funds (excluding money market funds), (ii) all other high current yield or fixed income funds and (iii) all other such funds in a specific size category. The Lipper performance rankings are based on total returns that include the reinvestment of capital gain distributions and income dividends but do not take sales charges or taxes into consideration.

       From time to time the Fund may publish the ranking of the performance of its Class A, Class B or Class C shares by Morningstar, Inc., an independent mutual fund monitoring service that ranks mutual funds, including the Fund, monthly in broad investment categories (equity, taxable bond, municipal bond and hybrid) based on risk-adjusted investment return. Investment return measures a fund's three, five and ten-year average annual total returns (when available) in excess of 90-day U.S. Treasury bill returns after considering sales charges and expenses. Risk reflects fund performance below 90-day U.S. Treasury bill monthly returns. Risk and return are combined to produce star rankings reflecting performance relative to the average fund in a fund's category. Five stars is the "highest" ranking (top 10%), four stars is "above average" (next 22.5%), three stars is "average" (next 35%), two stars is "below average" (next 22.5%) and one star is "lowest" (bottom 10%). Morningstar ranks the Class A, Class B and Class C shares of the Fund in relation to other rated high yield funds. Rankings are subject to change. From time to time, the Fund may include in its advertisements and sales literature performance information about the Fund cited in newspapers and other periodicals, such as The New York Times, which may include performance quotations from other sources, including Lipper.

       The total return on an investment in the Fund's Class A, Class B or Class C shares may be compared with performance for the same period of the Lehman Brothers Corporate Bond Index and the Salomon Brothers High Yield Market Index. The Lehman Brothers Corporate Bond Index is an unmanaged index of publicly-issued nonconvertible investment grade corporate debt of U.S. issuers, widely recognized as a measure of the U.S. fixed-rate corporate bond market. The Salomon Brothers High Yield Market Index is an unmanaged index of below-investment grade (but rated at least BB+/Ba1 by Standard & Poor's or Moody's) U.S. corporate debt obligations, widely recognized as a measure of the performance of the high-yield corporate bond market, the market in which the Fund principally invests. Each Index includes a factor for the reinvestment of interest but does not reflect expenses or taxes.

       The performance of the Fund's Class A, Class B or Class C shares may also be compared in publications to (i) the performance of various market indices or to other investments for which reliable performance data is available, and (ii) to averages, performance rankings or other benchmarks prepared by recognized mutual fund statistical services.

       Total return information may be useful to investors in reviewing the performance of the Fund's Class A, Class B or Class C shares. However, when comparing total return of an investment in Class A, Class B and Class C shares of the Fund, a number of factors should be considered before using such information as a basis for comparison with other investments. For example, investors may also wish to compare the Fund's Class A, Class
B or Class C return to the returns on fixed income investments available from banks and thrift institutions, such as certificates of deposit, ordinary interest-paying checking and savings accounts, and other forms of fixed or variable time deposits, and various other instruments such as Treasury bills. However, the Fund's returns and share price are not guaranteed or insured by the FDIC or any other agency and will fluctuate daily, while bank depository obligations may be insured by the FDIC and may provide fixed rates of return, and Treasury bills are guaranteed as to principal and interest by the U.S. government.

       From time to time, the Fund's Manager may publish rankings or ratings of the Manager (or Transfer Agent) or the investor services provided by them to shareholders of the Oppenheimer funds, other than performance rankings of the Oppenheimer funds themselves. Those ratings or rankings of shareholder/investor services by third parties may compare the OppenheimerFunds' services to those of other mutual fund families selected by the rating or ranking services and may be based upon the opinions of the rating or ranking service itself, based on its research or judgment, or based upon surveys of investors, brokers, shareholders or others.

Distribution and Service Plans

       The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B and Class C shares of the Fund under Rule 12b-1 of the Investment Company Act pursuant to which the Fund makes payments to the Distributor in connection with the distribution and/or servicing of the shares of that class, as described in the Prospectus. Each Plan has been approved by a vote of (i) the Board of Trustees of the Fund, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on that Plan, and (ii) the holders of a "majority" (as defined in the Investment Company
Act) of the shares of each class. For the Distribution and Service Plan for Class B and Class C shares, the vote was cast by the Manager as the sole initial holder of Class B and Class C shares of the Fund.

       In addition, under the Plans the Manager and the Distributor, in their sole discretion, from time to time may use their own resources (which, in the case of the Manager, may include profits from the advisory fee it receives from the Fund) to make payments to brokers, dealers or other financial institutions (each is referred to as a "Recipient" under the Plans) for distribution and administrative services they perform at no cost to the Fund. The Distributor and the Manager may, in their sole discretion, increase or decrease the amount of payments they make from their own resources to Recipients.

       Unless terminated as described below, each Plan continues in effect from year to year but only as long as its continuance is specifically approved at least annually by the Fund's Board of Trustees and its Independent Trustees by a vote cast in person at a meeting called for the purpose of voting on such continuance. Each Plan may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the Investment Company Act) of the outstanding shares of that class. No Plan may be amended to increase materially the amount of payments to be made unless such amendment is approved by shareholders of the class affected by the amendment. In addition, because Class B shares of the Fund automatically convert into Class A after six years, the Fund is required to obtain the approval of Class B as well as Class A shareholders for a proposed amendment to the Class A Plan that would materially increase the amount to be paid by Class A shareholders under that Class A Plan. Such approval must be by a "majority" of the Class A and Class B shares (as defined in the Investment Company Act), voting separately by Class. All material amendments must be approved by the Board and the Independent Trustees.

       While the Plans are in effect, the Treasurer of the Fund shall provide separate written reports to the Fund's Board of Trustees at least quarterly for its review, describing the amount of all payments and the purpose of the payments. The report for the Class B Plan shall also include the Distributor's distribution costs for that quarter, and such costs for previous fiscal periods that have been carried forward, as explained in the Prospectus and below. The Class A and Class B reports must also identify each Recipient that received payments. Those reports will be subject to the review and approval of the Independent Trustees in the exercise of their fiduciary duty. Each Plan further provides that while it is in effect, the selection or replacement and nomination of those Trustees of the Fund who are not "interested persons" of the Fund is committed to the discretion of the Independent Trustees. This does not prevent the involvement of others in such selection and nomination if the final decision as to any such selection or nomination is approved by a majority of the Independent Trustees.

       Under the Plans, no payment will be made to any Recipient in any quarter if the aggregate net asset value of all Fund shares, held by the Recipient for itself and its customers, did not exceed a minimum amount, if any, that may be determined from time to time by a majority of the Fund's Independent Trustees. The Board of Trustees has set the fee at the maximum rate (except for assets representing Class A shares acquired prior to April 1, 1991, for which the rate is 0.15% for the current fiscal year) and set no minimum amount. For the fiscal year ended June 30, 1996, payments under the Class A Plan totalled $2,226,304, all of which was paid by the Distributor to Recipients, including $30,542 paid to MML Investor Services, Inc. ("MMLISI"), an affiliate of the Distributor. Payments made under the Class B Plan during that fiscal period totalled $2,363,575, of which $2,017,065 was retained by the Distributor and $4,093 was paid to MMLISI. Payments made under the Class C Plan during the period from November 1, 1995 through June 30, 1996 totalled $22,282, of which $20,826 was retained by the Distributor.

       Any unreimbursed expenses incurred by the Distributor with respect to Class A shares for any fiscal year may not be recovered in subsequent years. Payments received by the Distributor under the Plan for Class A shares will not be used to pay any interest expense, carrying charge, or other financial costs, or allocation of overhead by the Distributor.

       The Class B and Class C Plans allow the service fee payment to be paid by the Distributor to Recipients in advance for the first year such shares are outstanding, and thereafter on a quarterly basis, as described in the Prospectus. The advance payment is based on the net asset value of the shares sold. An exchange of shares does not entitle the Recipient to an advance service fee payment. In the event Class B or Class C shares are redeemed during the first year such shares are outstanding, the Recipient will be obligated to repay a pro rata portion of such advance payment to the Distributor.

       Although the Class B and the Class C Plans permit the Distributor to retain both the asset-based sales charges and the service fees on Class
B and Class C shares, or to pay Recipients the service fee on a quarterly basis, without payment in advance, the Distributor presently intends to pay the service fee to Recipients in the manner described above. A minimum holding period may be established from time to time under the Class B and Class C Plans by the Board. The Board has set no minimum holding period. All payments under the Class B and Class C Plans are subject to the limitations imposed by the Rules of Fair Practice of the National Association of Securities Dealers, Inc. on payments of asset-based sales charges and service fees. The Distributor anticipates that it will take a number of years for it to recoup (from the Fund's payments to the Distributor under the Class B Plan and recoveries of the contingent deferred sales charge) the sales commissions paid to authorized brokers or dealers for selling Class B shares.

       Asset-based sales charge payments are designed to permit an investor to purchase shares of the Fund without the assessment of a front-end sales load and at the same time permit the Distributor to compensate brokers and dealers in connection with the sale of Class B shares of the Fund. The Distributor's actual distribution expenses for any given year may exceed the aggregate of payments received pursuant to the Class B Plan and from contingent deferred sales charges, and such expenses will be carried forward and paid in future years. The Fund will be charged only for interest expenses, carrying charges or other financial costs that are directly related to the carry-forward of actual distribution expenses.
For example, if the Distributor incurred distribution expenses of $4,000,000 in a given fiscal year, of which $2,000,000 was recovered in the form of contingent deferred sales charges paid by investors and $1,600,000 were reimbursed in the form of payments made by the Fund to the Distributor under the Class B Plan, the balance of $400,000 (plus interest) would be subject to recovery in future fiscal years from such sources.

       The Class B Plan allows for the carry-forward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods, as above and described in the Prospectus. The asset-based sales charge paid to the Distributor by the Fund under the Class B Plan is intended to allow the Distributor to recoup the cost of sales commissions paid to authorized brokers and dealers at the time of sale, plus financing costs, as described in the Prospectus. Such payments may also be used to pay for the following expenses in connection with the distribution of Class B shares: (i) financing the advance of the service fee payment to Recipients under the Class B Plan, (ii) compensation and expenses of personnel employed by the Distributor to support distribution of Class B shares, and (iii) costs of sales literature, advertising and prospectuses (other than those furnished to current shareholders) and state "blue sky" registration fees.

       The Class C Plan provides for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amount paid by the Fund during that period. Such payments are made in recognition that the Distributor (i) pays sales commissions to authorized brokers and dealers at the time of sale and pays service fees as described in the Prospectus, (ii) may finance such commissions and/or the advance of the service fee payment to Recipients under those Plans or may provide such financing from its own resources, or from an affiliate, (iii) employs personnel to support distribution of shares, and
(iv) may bear the costs of sales literature, advertising and prospectuses (other than those furnished to current shareholders) and state "blue sky" registration fees and certain other distribution expenses.


ABOUT YOUR ACCOUNT

How To Buy Shares

 Alternative Sales Arrangements - Class A, Class B and Class C Shares.
The availability of three classes of shares permits an investor to choose the method of purchasing shares that is more beneficial to the investor depending on the amount of the purchase, the length of time the investor expects to hold shares and other relevant circumstances. Investors should understand that the purpose and function of the deferred sales charge and asset-based sales charge with respect to Class B and Class C shares are the same as those of the initial sales charge with respect to Class A shares. Any salesperson or other person entitled to receive compensation for selling Fund shares may receive different compensation with respect to one class of shares than the other. The Distributor will not accept
(i) any order for $500,000 or more of Class B shares or $1 million or more of Class C shares on behalf of a single investor (not including dealer "street name" or omnibus accounts) because generally it will be more advantageous for that investor to purchase Class A shares of the Fund instead.

       The three classes of shares each represent an interest in the same portfolio investments of the Fund. However, each class has different shareholder privileges and features. The net income attributable to Class B and Class C shares and the dividends payable on such Class B and Class
C shares will be reduced by incremental expenses borne solely by that class, including the asset-based sales charge to which Class B and Class
C shares are subject.

       The conversion of Class B shares to Class A shares after six years is subject to the continuing availability of a private letter ruling from the Internal Revenue Service, or an opinion of counsel or tax adviser, to the effect that the conversion of Class B shares does not constitute a taxable event for the holder under Federal income tax law. If such a revenue ruling or opinion is no longer available, the automatic conversion feature may be suspended, in which event no further conversions of Class
B shares would occur while such suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the holder, and absent such exchange, Class B shares might continue to be subject to the asset-based sales charge for longer than six years.

       The methodology for calculating the net asset value, dividends and distributions of the Fund's Class A, Class B and Class C shares recognizes two types of expenses. General expenses that do not pertain specifically to any class are allocated pro rata to the shares of each class, based on the percentage of the net assets of such class to the Fund's total net assets, and then equally to each outstanding share within a given class. Such general expenses include (i) management fees, (ii) legal, bookkeeping and audit fees, (iii) printing and mailing costs of shareholder reports, Prospectuses, Statements of Additional Information and other materials for current shareholders, (iv) fees to unaffiliated Trustees, (v) custodian expenses, (vi) share issuance costs, (vii) organization and start-up costs, (viii) interest, taxes and brokerage commissions, and (ix) non-recurring expenses, such as litigation costs. Other expenses that are directly attributable to a class are allocated equally to each outstanding share within that class. Such expenses include (a) Distribution and/or Service Plan fees, (b) transfer and shareholder servicing agent fees and expenses, (c) registration fees and (d) shareholder meeting expenses, to the extent that such expenses pertain to a specific class rather than to the Fund as a whole.

Determination of Net Asset Values Per Share. The net asset values per share of Class A, Class B and Class C shares of the Fund are determined as of the close of business of The New York Stock Exchange on each day that the Exchange is open, by dividing the value of the Fund's net assets attributable to that Class by the number of shares of that class outstanding. The Exchange normally closes at 4:00 P.M., New York time, but may close earlier on some other days (for example, in case of weather emergencies or on days falling before a holiday). The Exchange's most recent annual announcement (which is subject to change) states that it will close on New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. It may also close on other days. Because the Fund's net asset value will not be calculated on those days, the Fund's net asset value per share may be significantly affected on such days when shareholders may not purchase or redeem shares.

       The Fund's Board of Trustees has established procedures for the valuation of the Fund's securities, generally as follows: (i) equity securities traded on a U.S. securities exchange or on NASDAQ for which last sale information is regularly reported are valued at the last reported sale price on their primary exchange or NASDAQ that day (or, in the absence of sales that day, at values based on the last sale prices of the preceding trading day, or closing bid and asked prices that day); (ii) securities traded on a foreign securities exchange are generally valued at the last sale price available to the pricing service approved by the Fund's Board of Trustees or to the Manager as reported by the principal exchange on which the security is traded at its last trading session on or immediately preceding the valuation date, or at the mean between "bid" and "asked" prices obtained from the principal exchange or two active market makers in the security on the basis of reasonable inquiry; (iii) long-term debt securities having a remaining maturity in excess of 60 days are valued based on the mean between the "bid" and "asked" prices determined by a portfolio pricing service approved by the Fund's Board of Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry; (iv) debt instruments that had a maturity of more than 397 days when issued, and non-money market type instruments having a maturity of 397 days or less when issued, which have a remaining maturity of 60 days or less are valued as in (iii) above;
(v) money market debt securities that had a maturity of less than 397 days when issued that have a remaining maturity of 60 days or less are valued at cost, adjusted for amortization of premiums and accretion of discounts; and (vi) securities (including restricted securities) not having readily-available market quotations are valued at fair value determined under the Board's procedures. If the Manager is unable to locate two market makers willing to give quotes (see (ii), (iii) and (iv) above, the security may be priced at the mean between the "bid" and "asked" prices provided by a single active market maker.

       Trading in securities on European and Asian exchanges and over-the-counter markets is normally completed before the close of the Exchange. Events affecting the values of foreign securities traded in such securities markets that occur between the time their prices are determined and the close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the Board of Trustees or the Manager, under procedures established by the Board of Trustees, determines that the particular event would cause a material change in the Fund's net asset value, in which case an adjustment would be made. Foreign currency, including forward contracts, will be valued at the closing price in the London foreign exchange market that day as provided by a reliable bank, dealer or pricing service. The values of securities denominated in foreign currency will be converted to U.S. dollars at closing price in the London foreign exchange market that day as provided by a reliable bank, dealer or pricing service.

       Puts, calls and Futures are valued at the last sales price on the principal exchange on which they are traded, or on NASDAQ, as applicable, as determined by a pricing service approved by the Board of Trustees or by the Manager. If there were no sales that day, value shall be the last sale price on the preceding trading day if it is within the spread of the closing bid and asked prices on the principal exchange or on NASDAQ on the valuation date, or, if not, value shall be the closing bid price on the principal exchange or on NASDAQ on the valuation date. If the put, call or future is not traded on an exchange or on NASDAQ, it shall be valued at the mean between bid and asked prices obtained by the Manager from two active market makers (which in certain cases may be the bid price if no asked price is available).

       When the Fund writes an option, an amount equal to the premium received by the Fund is included in the Fund's Statement of Assets and Liabilities as an asset, and an equivalent deferred credit is included in the liability section. The deferred credit is adjusted "marked-to-market" to reflect the current market value of the option. In determining the Fund's gain on investments, if a call written by the Fund is exercised, the proceeds are increased by the premium received. If a call or put written by the Fund expires, the Fund has a gain in the amount of the premium; if the Fund enters into a closing purchase transaction, it will have a gain or loss depending on whether the premium was more or less than the cost of the closing transaction. If the Fund exercises a put it holds, the amount the Fund receives on its sale of the underlying investment is reduced by the amount of premium paid by the Fund.

AccountLink. When shares are purchased through AccountLink, each purchase must be at least $25.00. Shares will be purchased on the regular business day the Distributor is instructed to initiate the Automated Clearing House transfer to buy shares. Dividends will begin to accrue on shares purchased by the proceeds of ACH transfers on the business day the Fund receives Federal Funds for the purchase through the ACH system before the close of The New York Stock Exchange. The Exchange normally closes at 4:00 P.M., but may close earlier on certain days. If Federal Funds are received on a business day after the close of the Exchange, the shares will be purchased and dividends will begin to accrue on the next regular business day. The proceeds of ACH transfers are normally received by the Fund 3 days after the transfers are initiated. The Distributor and the Fund are not responsible for any delays in purchasing shares resulting from delays in ACH transmissions.

 Reduced Sales Charges. As discussed in the Prospectus, a reduced sales charge rate may be obtained for Class A shares under Right of Accumulation and Letters of Intent because of the economies of sales efforts and reduction in expenses realized by the Distributor, dealers and brokers making such sales. No sales charge is imposed in certain other circumstances described in the Prospectus because the Distributor or dealer or broker incurs little or no selling expenses. The term "immediate family" refers to one's spouse, children, grandchildren, grandparents, parents, parents-in-law, brothers and sisters, sons- and daughters-in-law, aunts, uncles, nieces, nephews, a sibling's spouse and a spouse's siblings.

       - The Oppenheimer Funds. The Oppenheimer funds are those mutual funds for which the Distributor acts as the distributor or the sub-distributor and include the following:

    Oppenheimer Tax-Free Bond Fund
Oppenheimer New York Tax-Exempt Fund
Oppenheimer California Tax-Exempt Fund
Oppenheimer Intermediate Tax-Exempt  Fund
Oppenheimer Insured Tax-Exempt Fund
Oppenheimer Main Street California Tax-Exempt Fund
Oppenheimer Florida Tax-Exempt Fund
Oppenheimer Pennsylvania Tax-Exempt Fund
Oppenheimer New Jersey Tax-Exempt Fund
Oppenheimer Fund
Oppenheimer Discovery Fund
Oppenheimer Target Fund
Oppenheimer Growth Fund
Oppenheimer Equity Income Fund
Oppenheimer Value Stock Fund
Oppenheimer Asset Allocation Fund
Oppenheimer Total Return Fund, Inc.
Oppenheimer High Yield Fund
Oppenheimer Champion Income Fund
Oppenheimer Bond Fund
Oppenheimer U.S. Government Trust
Oppenheimer Limited-Term Government Fund
Oppenheimer Global Fund
Oppenheimer Global Emerging Growth Fund
Oppenheimer Global Growth & Income Fund
Oppenheimer Gold & Special Minerals Fund
Oppenheimer Strategic Income Fund
Oppenheimer Strategic Income & Growth Fund
Oppenheimer International Bond Fund
Oppenheimer Enterprise Fund
Oppenheimer International Growth Fund
Oppenheimer Bond Fund for Growth
Rochester Fund Municipals*
Rochester Portfolio Series - Limited Term New York Municipal Fund* Oppenheimer Quest Global Value Fund, Inc.
Oppenheimer Quest Value Fund, Inc.
Oppenheimer Quest Opportunity Value Fund
Oppenheimer Quest Small Cap Value Fund
Oppenheimer Quest Growth & Income Value Fund
Oppenheimer Quest Officers Value Fund
Oppenheimer Disciplined Value Fund
Oppenheimer Disciplined Allocation Fund
Oppenheimer LifeSpan Balanced Fund
Oppenheimer LifeSpan Income Fund
Oppenheimer LifeSpan Growth Fund

and the following "Money Market Funds":

Oppenheimer Money Market Fund, Inc.
Oppenheimer Cash Reserves
Centennial Money Market Trust
Centennial Tax Exempt Trust
Centennial Government Trust
Centennial New York Tax Exempt Trust
Centennial California Tax Exempt Trust
Centennial America Fund, L.P.
Daily Cash Accumulation Fund, Inc.

__________________
* Shares of the Fund are not presently exchangeable for shares of these funds.

       There is an initial sales charge on the purchase of Class A shares of each of the Oppenheimer funds except Money Market Funds (under certain circumstances described herein, redemption proceeds of Money Market Fund shares may be subject to a contingent deferred sales charge).

       - Letters of Intent. A Letter of Intent ("Letter") is an investor's statement in writing to the Distributor of the intention to purchase Class
A shares or Class A and Class B shares of the Fund (and other Oppenheimer funds) during a 13-month period (the "Letter of Intent period"), which may, at the investor's request, include purchases made up to 90 days prior to the date of the Letter. The Letter states the investor's intention to make the aggregate amount of purchases of shares, which when added to the investor's holdings of shares of those funds, will equal or exceed the amount specified in the Letter. Purchases made by reinvestment of dividends or distributions of capital gains and purchases made at net asset value without sales charge do not count toward satisfying the amount of the Letter. A Letter enables an investor to count the Class A and Class B shares purchased under the Letter to obtain the reduced sales charge rate on purchases of Class A shares of the Fund (and other Oppenheimer funds) that applies under the Right of Accumulation to current purchases of Class A shares. Each purchase of Class A shares under the Letter will be made at the public offering price (including the sales charge) that applies to a single lump-sum purchase of shares in the amount intended to be purchased under the Letter.

       In submitting a Letter, the investor makes no commitment to purchase shares, but if the investor's purchases of shares within the Letter of Intent period, when added to the value (at offering price) of the investor's holdings of shares on the last day of that period, do not equal or exceed the intended purchase amount, the investor agrees to pay the additional amount of sales charge applicable to such purchases, as set forth in "Terms of Escrow," below (as those terms may be amended from time to time). The investor agrees that shares equal in value to 5% of the intended purchase amount will be held in escrow by the Transfer Agent subject to the Terms of Escrow. Also, the investor agrees to be bound by the terms of the Prospectus, this Statement of Additional Information and the Application used for such Letter of Intent, and if such terms are amended, as they may be from time to time by the Fund, that those amendments will apply automatically to existing Letters of Intent.

       For purchases of shares of the Fund and other Oppenheimer funds by OppenheimerFunds prototype 401(k) plans under a Letter of Intent, the Transfer Agent will not hold shares in escrow. If the intended purchase amount under the Letter entered into by an OppenheimerFunds prototype 401(k) plan is not purchased by the plan by the end of the Letter of Intent period, there will be no adjustment of commissions paid to the broker-dealer or financial institution of record for accounts held in the name of that plan.

       If the total eligible purchases made during the Letter of Intent period do not equal or exceed the intended purchase amount, the commissions previously paid to the dealer of record for the account and the amount of sales charge retained by the Distributor will be adjusted to the rates applicable to actual total purchases. If total eligible purchases during the Letter of Intent period exceed the intended purchase amount and exceed the amount needed to qualify for the next sales charge rate reduction set forth in the applicable prospectus, the sales charges paid will be adjusted to the lower rate, but only if and when the dealer returns to the Distributor the excess of the amount of commissions allowed or paid to the dealer over the amount of commissions that apply to the actual amount of purchases. The excess commissions returned to the Distributor will be used to purchase additional shares for the investor's account at the net asset value per share in effect on the date of such purchase, promptly after the Distributor's receipt thereof.

       In determining the total amount of purchases made under a Letter, shares redeemed by the investor prior to the termination of the Letter of Intent period will be deducted. It is the responsibility of the dealer of record and/or the investor to advise the Distributor about the Letter in placing any purchase orders for the investor during the Letter of Intent period. All of such purchases must be made through the Distributor.

       -  Terms of Escrow That Apply to Letters of Intent.

       1. Out of the initial purchase (or subsequent purchases if necessary) made pursuant to a Letter, shares of the Fund equal in value up to 5% of the intended purchase amount specified in the Letter shall be held in escrow by the Transfer Agent. For example, if the intended purchase amount is $50,000, the escrow shall be shares valued in the amount of $2,500 (computed at the public offering price adjusted for a $50,000 purchase). Any dividends and capital gains distributions on the escrowed shares will be credited to the investor's account.

       2. If the total minimum investment specified under the Letter is completed within the thirteen-month Letter of Intent period, the escrowed shares will be promptly released to the investor.

       3. If, at the end of the thirteen-month Letter of Intent period the total purchases pursuant to the Letter are less than the intended purchase amount specified in the Letter, the investor must remit to the Distributor an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges which would have been paid if the total amount purchased had been made at a single time. Such sales charge adjustment will apply to any shares redeemed prior to the completion of the Letter. If such difference in sales charges is not paid within twenty days after a request from the Distributor or the dealer, the Distributor will, within sixty days of the expiration of the Letter, redeem the number of escrowed shares necessary to realize such difference in sales charges. Full and fractional shares remaining after such redemption will be released from escrow. If a request is received to redeem escrowed shares prior to the payment of such additional sales charge, the sales charge will be withheld from the redemption proceeds.

       4. By signing the Letter, the investor irrevocably constitutes and appoints the Transfer Agent as attorney-in-fact to surrender for redemption any or all escrowed shares.

       5. The shares eligible for purchase under the Letter (or the holding of which may be counted toward completion of a Letter) include (a) Class
A shares sold with a front-end sales charge or subject to a Class A contingent deferred sales charge, (b) Class B shares of other Oppenheimer funds acquired subject to a contingent deferred sales charge, and (c)
Class A or Class B shares acquired in exchange for either (i) Class A shares of one of the other Oppenheimer funds that were acquired subject to a Class A initial or contingent deferred sales charge or (ii) Class B shares of one of the other Oppenheimer funds that were acquired subject to a contingent deferred sales charge.

       6. Shares held in escrow hereunder will automatically be exchanged for shares of another fund to which an exchange is requested, as described in the section of the Prospectus entitled "How to Exchange Shares," and the escrow will be transferred to that other fund.

Asset Builder Plans. To establish an Asset Builder Plan from a bank account, a check (minimum $25) for the initial purchase must accompany the application. Shares purchased by Asset Builder Plan payments from bank accounts are subject to the redemption restrictions for recent purchases described in "How To Sell Shares," in the Prospectus. Asset Builder Plans also enable shareholders of Oppenheimer Cash Reserves to use those accounts for monthly automatic purchases of shares of up to four other Oppenheimer funds.

       There is a front-end sales charge on the purchase of certain Oppenheimer funds, or a contingent deferred sales charge may apply to shares purchased by Asset Builder payments. An application should be obtained from the Distributor, completed and returned, and a prospectus of the selected fund(s) should be obtained from the Distributor or your financial advisor before initiating Asset Builder payments. The amount of the Asset Builder investment may be changed or the automatic investments may be terminated at any time by writing to the Transfer Agent. A reasonable period (approximately 15 days) is required after the Transfer Agent's receipt of such instructions to implement them. The Fund reserves the right to amend, suspend, or discontinue offering such plans at any time without prior notice.

Cancellation of Purchase Orders. Cancellation of purchase orders for the Fund's shares (for example, when a purchase check is returned to the Fund unpaid) causes a loss to be incurred when the net asset value of the Fund's shares on the cancellation date is less than on the purchase date. That loss is equal to the amount of the decline in the net asset value per share multiplied by the number of shares in the purchase order. The investor is responsible for that loss. If the investor fails to compensate the Fund for the loss, the Distributor will do so. The Fund may reimburse the Distributor for that amount by redeeming shares from any account registered in that investor's name, or the Fund or the Distributor may seek other redress.

How to Sell Shares

       Information on how to sell shares of the Fund is stated in the Prospectus. The information below supplements the terms and conditions for redemptions set forth in the Prospectus.

       - Checkwriting. When a check is presented to the Bank for clearance, the Bank will ask the Fund to redeem a sufficient number of full and fractional shares in the shareholder's account to cover the amount of the check. This enables the shareholder to continue receiving dividends on those shares until the check is presented to the Fund. Checks may not be presented for payment at the offices of the Bank or the Fund's Custodian. This limitation does not affect the use of checks for the payment of bills or to obtain cash at other banks. The Fund reserves the right to amend, suspend or discontinue offering checkwriting privileges at any time without prior notice.

       - Payments "In Kind". The Prospectus states that payment for shares tendered for redemption is ordinarily made in cash. However, the Board of Trustees of the Fund may determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment of a redemption order wholly or partly in cash. In that case the Fund may pay the redemption proceeds in whole or in part by a distribution "in kind" of securities from the portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Securities and Exchange
Commission. The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act, pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period for any one shareholder. If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The method of valuing securities used to make redemptions in kind will be the same as the method the Fund uses to value its portfolio securities described above under "Determination of Net Asset Values Per Share" and that valuation will be made as of the time the redemption price is determined.

       - Involuntary Redemptions. The Fund's Board of Trustees has the right to cause the involuntary redemption of the shares held in any account if the aggregate net asset value of those shares is less than $200 or such lesser amount as the Board may fix. The Board of Trustees will not cause the involuntary redemption of shares in an account if the aggregate net asset value of the shares has fallen below the stated minimum solely as a result of market fluctuations. Should the Board elect to exercise this right, it may also fix, in accordance with the Investment Company Act, the requirements for any notice to be given to the shareholders in question (not less than 30 days), or the Board may set requirements for the Shareholder to increase the investment, and set other terms and conditions so that the shares would not be involuntarily redeemed.

Reinvestment Privilege. Within six months of a redemption, a shareholder may reinvest all or part of the redemption proceeds of (i) Class A shares that you purchase subject to an initial sales charge or Class A contingent deferred sales charge, which was paid or (ii) Class B shares that were subject to the Class B contingent deferred sales charge when redeemed. This privilege does not apply to Class C shares. The reinvestment may be made without sales charge only in Class A shares of the Fund or any of the other Oppenheimer funds into which shares of the Fund are exchangeable as described in "How to Exchange Shares" below, at the net asset value next computed after the Transfer Agent receives the reinvestment order. The shareholder must ask the Distributor for that privilege at the time of reinvestment. Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Internal Revenue Code, if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the Fund or another of the Oppenheimer funds within 90 days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from the redemption. However, in that case the sales charge would be added to the basis of the shares acquired by the reinvestment of the redemption proceeds. The Fund may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation.

Transfers of Shares. Shares are not subject to the payment of a contingent deferred sales charge of any class at the time of transfer to the name of another person or entity (whether the transfer occurs by absolute assignment, gift or bequest, not involving, directly or indirectly, a public sale). The transferred shares will remain subject to the contingent deferred sales charge, calculated as if the transferee shareholder had acquired the transferred shares in the same manner and at the same time as the transferring shareholder. If less than all shares held in an account are transferred, and some but not all shares in the account would be subject to a contingent deferred sales charge if redeemed at the time of transfer, the priorities described in the Prospectus under "How to Buy Shares" for the imposition of the Class B or Class C contingent deferred sales charge will be followed in determining the order in which shares are transferred.

Distributions From Retirement Plans. Requests for distributions from OppenheimerFunds-sponsored IRAs, 403(b)(7) custodial plans, 401(k) plans, or pension or profit-sharing plans should be addressed to "Trustee, OppenheimerFunds Retirement Plans," c/o the Transfer Agent at its address listed in "How To Sell Shares" in the Prospectus or on the back cover of the Statement of Additional Information. The request must: (i) state the reason for the distribution; (ii) state the owner's awareness of tax penalties if the distribution is premature; and (iii) conform to the requirements of the plan and the Fund's other redemption requirements. Participants (other than self-employed persons maintaining a plan account in their own name) in OppenheimerFunds-sponsored prototype pension, profit-sharing or 401(k) plans may not directly redeem or exchange shares held for their account under those plans. The employer or plan administrator must sign the request. Distributions from pension plans or 401(k) profit sharing plans are subject to special requirements under the Internal Revenue Code and certain documents (available from the Transfer Agent) must be completed before the distribution may be made. Distributions from retirement plans are subject to withholding requirements under the Internal Revenue Code, and IRS Form W-4P (available from the Transfer Agent) must be submitted to the Transfer Agent with the distribution request, or the distribution may be delayed. Unless the shareholder has provided the Transfer Agent with a certified tax identification number, the Internal Revenue Code requires that tax be withheld from any distribution even if the shareholder elects not to have tax withheld. The Fund, the Manager, the Distributor, the Trustee and the Transfer Agent assume no responsibility to determine whether a distribution satisfies the conditions of applicable tax laws and will not be responsible for any tax penalties assessed in connection with a distribution.

Special Arrangements for Repurchase of Shares from Dealers and Brokers. The Distributor is the Fund's agent to repurchase its shares from authorized dealers or brokers on behalf of their customers. The shareholder should contact the broker or dealer to arrange this type of redemption. The repurchase price per share will be the net asset value next computed after the Distributor receives the order placed by the dealer or broker, except that if the Distributor receives a repurchase order from a dealer or broker after the close of The New York Stock Exchange on a regular business day, it will be processed at that day's net asset value if the order was received by the dealer or broker from its customers prior to the time the Exchange closes (normally, that is 4:00 P.M., but may be earlier on some days) and the order was transmitted to and received by the Distributor prior to its close of business that day (normally 5:00 P.M.). Ordinarily, for accounts redeemed by a broker-dealer under this procedure, payment will be made within three business days after the shares have been redeemed upon the Distributor's receipt of the required redemption documents, in proper form with the signature(s) of the registered owners guaranteed on the redemption document as described in the Prospectus.

Automatic Withdrawal and Exchange Plans. Investors owning shares of the Fund valued at $5,000 or more can authorize the Transfer Agent to redeem shares (minimum $50) automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Withdrawal Plan. Shares will be redeemed three business days prior to the date requested by the shareholder for receipt of the payment. Automatic withdrawals of up to $1,500 per month may be requested by telephone if payments are to be made by check payable to all shareholders of record and sent to the address of record for the account (and if the address has not been changed within the prior 30 days). Required minimum distributions from OppenheimerFunds-sponsored retirement plans may not be arranged on this basis. Payments are normally made by check, but shareholders having AccountLink privileges (see "How To Buy Shares") may arrange to have Automatic Withdrawal Plan payments transferred to the bank account designated on the OppenheimerFunds New Account Application or signature-guaranteed instructions. The Fund cannot guarantee receipt of a payment on the date requested and reserves the right to amend, suspend or discontinue offering such plans at any time without prior notice. Because of the sales charge assessed on Class A share purchases, shareholders should not make regular additional Class A share purchases while participating in an Automatic Withdrawal Plan. Class B and Class C shareholders should not establish withdrawal plans, because of the imposition of the contingent deferred sales charge on such withdrawals (except where the contingent deferred sales charge is waived as described in the Prospectus under "Waivers of Class B and Class C Sales Charges".

       By requesting an Automatic Withdrawal or Exchange Plan, the shareholder agrees to the terms and conditions applicable to such plans, as stated below and in the provisions of the OppenheimerFunds Application relating to such Plans, as well as the Prospectus. These provisions may be amended from time to time by the Fund and/or the Distributor. When adopted, such amendments will automatically apply to existing Plans.

       - Automatic Exchange Plans. Shareholders can authorize the Transfer Agent (on the OppenheimerFunds Application or signature-guaranteed instructions) to exchange a pre-determined amount of shares of the Fund for shares (of the same class) of other Oppenheimer funds automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum amount that may be exchanged to each other fund account is $25. Exchanges made under these plans are subject to the restrictions that apply to exchanges as set forth in "How to Exchange Shares" in the Prospectus and below in this Statement of Additional Information.

       - Automatic Withdrawal Plans. Fund shares will be redeemed as necessary to meet withdrawal payments. Shares acquired without a sales charge will be redeemed first and shares acquired with reinvested dividends and capital gains distributions will be redeemed next, followed by shares acquired with a sales charge, to the extent necessary to make withdrawal payments. Depending upon the amount withdrawn, the investor's principal may be depleted. Payments made under such plans should not be considered as a yield or income on your investment. It may not be desirable to purchase additional shares of Class A shares while maintaining automatic withdrawals because of the sales charges that apply to purchases when made. Accordingly, a shareholder normally may not maintain an Automatic Withdrawal Plan while simultaneously making regular purchases of Class A shares.

       The Transfer Agent will administer the investor's Automatic Withdrawal Plan (the "Plan") as agent for the investor (the "Planholder") who executed the Plan authorization and application submitted to the Transfer Agent. Neither the Fund nor the Transfer Agent shall incur any liability to the Planholder for any action taken or omitted by the Transfer Agent in good faith to administer the Plan. Certificates will not be issued for shares of the Fund purchased for and held under the Plan, but the Transfer Agent will credit all such shares to the account of the Planholder on the records of the Fund. Any share certificates held by a Planholder may be surrendered unendorsed to the Transfer Agent with the Plan application so that the shares represented by the certificate may be held under the Plan.

       For accounts subject to Automatic Withdrawal Plans, distributions of capital gains must be reinvested in shares of the Fund, which will be done at net asset value without a sales charge. Dividends on shares held in the account may be paid in cash or reinvested.

       Redemptions of shares needed to make withdrawal payments will be made at the net asset value per share determined on the redemption date.
Checks or AccountLink payments of the proceeds of Plan withdrawals will normally be transmitted three business days prior to the date selected for receipt of the payment (receipt of payment on the date selected cannot be guaranteed), according to the choice specified in writing by the Planholder.

       The amount and the interval of disbursement payments and the address to which checks are to be mailed or AccountLink payments are to be sent may be changed at any time by the Planholder by writing to the Transfer Agent. The Planholder should allow at least two weeks' time in mailing such notification for the requested change to be put in effect. The Planholder may, at any time, instruct the Transfer Agent by written notice (in proper form in accordance with the requirements of the then-current Prospectus of the Fund) to redeem all, or any part of, the shares held under the Plan. In that case, the Transfer Agent will redeem the number of shares requested at the net asset value per share in effect in accordance with the Fund's usual redemption procedures and will mail a check for the proceeds to the Planholder.

       The Plan may be terminated at any time by the Planholder by writing to the Transfer Agent. A Plan may also be terminated at any time by the Transfer Agent upon receiving directions to that effect from the Fund.
The Transfer Agent will also terminate a Plan upon receipt of evidence satisfactory to it of the death or legal incapacity of the Planholder. Upon termination of a Plan by the Transfer Agent or the Fund, shares that have not been redeemed from the account will be held in uncertificated form in the name of the Planholder, and the account will continue as a dividend-reinvestment, uncertificated account unless and until proper instructions are received from the Planholder or his or her executor or guardian, or other authorized person.

       To use shares held under the Plan as collateral for a debt, the Planholder may request issuance of a portion of the shares in certificated form. Upon written request from the Planholder, the Transfer Agent will determine the number of shares for which a certificate may be issued without causing the withdrawal checks to stop because of exhaustion of uncertificated shares needed to continue payments. However, should such uncertificated shares become exhausted, Plan withdrawals will terminate.

       If the Transfer Agent ceases to act as transfer agent for the Fund, the Planholder will be deemed to have appointed any successor transfer agent to act as agent in administering the Plan.

How To Exchange Shares

       As stated in the Prospectus, shares of a particular class of Oppenheimer funds having more than one class of shares may be exchanged only for shares of the same class of other Oppenheimer funds. Shares of the Oppenheimer funds that have a single class without a class designation are deemed "Class A" shares for this purpose. Shares of Oppenheimer funds that have a single class without a class designation are deemed "Class A" shares for this purpose. All of the Oppenheimer funds offer Class A, B and C shares except Oppenheimer Money Market Fund, Inc., Centennial Money Market Trust, Centennial Tax-Exempt Trust, Centennial Government Trust, Centennial New York Tax-Exempt Trust, Centennial California Tax-Exempt Trust, Centennial America Fund, L.P., and Daily Cash Accumulation Fund, Inc., which only offer Class A shares and Oppenheimer Main Street California Tax-Exempt Fund which only offers Class A and Class B shares, (Class B and Class C shares of Oppenheimer Cash Reserves are generally available only by exchange from the same class of shares of other Oppenheimer funds or through OppenheimerFunds sponsored 401(k) plans).
A current list showing which funds offer which class can be obtained by calling the distributor at 1-800-525-7048.

       For accounts established on or before March 8, 1996 holding Class M shares of Oppenheimer Bond Fund for Growth, Class M shares can be exchanged only for Class A shares of other Oppenheimer funds, including Rochester Fund Municipals and Limited Term New York Municipal Fund. Class A shares of Rochester Fund Municipals or Limited Term New York Municipal Fund acquired on the exchange of Class M shares of Oppenheimer Bond Fund for Growth may be exchanged for Class M shares of that fund. For accounts of Oppenheimer Bond Fund for Growth established after March 8, 1996, Class M shares may be exchanged for Class A shares of other Oppenheimer funds except Rochester Fund Municipals and Limited-Term New York Municipals. Exchanges to Class M shares of Oppenheimer Bond Fund for Growth are permitted from Class A shares of Oppenheimer Money Market Fund, Inc. or Oppenheimer Cash Reserves that were acquired by exchange from Class M shares. Otherwise no exchanges of any class of any Oppenheimer fund into Class M shares are permitted.

       Class A shares of Oppenheimer funds may be exchanged at net asset value for shares of any Money Market Fund. Shares of any Money Market Fund purchased without a sales charge may be exchanged for shares of Oppenheimer funds offered with a sales charge upon payment of the sales charge (or, if applicable, may be used to purchase shares of Oppenheimer funds subject to a contingent deferred sales charge). However, shares of Oppenheimer Money Market Fund, Inc. purchased with the redemption proceeds of shares of other mutual funds (other than funds managed by the Manager or its subsidiaries) redeemed within the 12 months prior to that purchase may subsequently be exchanged for shares of other Oppenheimer funds without being subject to an initial or contingent deferred sales charge, whichever is applicable. To qualify for that privilege, the investor or the investor's dealer must notify the Distributor of eligibility for this privilege at the time the shares of Oppenheimer Money Market Fund, Inc. are purchased, and, if requested, must supply proof of entitlement to this privilege.

       Shares of the Fund acquired by reinvestment of dividends of distributions from any of the other Oppenheimer funds or from any unit investment trust for which reinvestment arrangements have been made with the Distributor may be exchanged at net asset value for shares of any of the Oppenheimer funds. No contingent deferred sales charge is imposed on exchanges of shares of any class purchased subject to a contingent deferred sales charge. However, when Class A shares acquired by exchange of Class A shares of other Oppenheimer funds purchased subject to a Class A contingent deferred sales charge are redeemed within 18 months of the end of the calendar month of the initial purchase of the exchanged Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares (see "Class A Contingent Deferred Sales Charge" in the Prospectus). The Class B contingent deferred sales charge is imposed on Class B shares acquired by exchange if they are redeemed within six years of the initial purchase of the exchanged Class B shares. The Class C contingent deferred sales charge is imposed on Class C shares acquired by exchange if they are deemed within 12 months of the initial purchase of the exchanged Class C shares.

       When Class B or Class C shares are redeemed to effect an exchange, the priorities described in "How To Buy Shares" in the Prospectus for the imposition of the Class B or the Class C contingent deferred sales charge will be followed in determining the order in which the shares are exchanged. Shareholders should take into account the effect of any exchange on the applicability and rate of any contingent deferred sales charge that might be imposed in the subsequent redemption of remaining shares. Shareholders owning shares of more than one class must specify whether they intend to exchange Class A, Class B or Class C shares.

       The Fund reserves the right to reject telephone or written exchange requests submitted in bulk by anyone on behalf of more than one account. The Fund may accept requests for exchanges of up to 50 accounts per day from representatives of authorized dealers that qualify for this privilege. In connection with any exchange request, the number of shares exchanged may be less than the number requested if the exchange or the number requested would include shares subject to a restriction cited in the Prospectus or this Statement of Additional Information or would include shares covered by a share certificate that is not tendered with the request. In those cases, only the shares available for exchange without restriction will be exchanged.

       When exchanging shares by telephone, a shareholder must either have an existing account in, or obtain and acknowledge receipt of a prospectus of, the fund to which the exchange is to be made. For full or partial exchanges of an account made by telephone, any special account features such as Asset Builder Plans, Automatic Withdrawal Plans and retirement plan contributions will be switched to the new account unless the Transfer Agent is instructed otherwise. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

       Shares to be exchanged are redeemed on the regular business day the Transfer Agent receives an exchange request in proper form (the "Redemption Date"). Normally, shares of the fund to be acquired are purchased on the Redemption Date, but such purchases may be delayed by either fund up to five business days if it determines that it would be disadvantaged by an immediate transfer of the redemption proceeds. The Fund reserves the right, in its discretion, to refuse any exchange request that may disadvantage it (for example, if the receipt of multiple exchange requests from a dealer might require the disposition of portfolio securities at a time or at a price that might be disadvantageous to the
Fund).

       The different Oppenheimer funds available for exchange have different investment objectives, policies and risks, and a shareholder should assure that the Fund selected is appropriate for his or her investment and should be aware of the tax consequences of an exchange. For federal income tax purposes, an exchange transaction is treated as a redemption of shares of one fund and a purchase of shares of another. "Reinvestment Privilege," above, discusses some of the tax consequences of reinvestment of redemption proceeds in such cases. The Fund, the Distributor, and the Transfer Agent are unable to provide investment, tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.

Dividends, Capital Gains and Taxes

 Dividends and Distributions. Dividends will be payable on shares held of record at the time of the previous determination of net asset value or as otherwise described in "How to Buy Shares." Daily dividends will not be declared or paid on newly purchased shares until such time as Federal Funds (funds credited to a member bank's account at the Federal Reserve
Bank) are available from the purchase payment for such shares. Normally, purchase checks received from investors are converted to Federal Funds on the next business day. If all shares in an account are redeemed, all dividends accrued on shares of the same class in the account will be paid together with the redemption proceeds. Shares purchased through dealers or brokers normally are paid for by the third business day following the placement of the purchase order. Shares redeemed through the regular redemption procedures will be paid dividends through and including the day on which the redemption request is received by the Transfer Agent in proper form. Dividends will be paid with respect to shares repurchased by a dealer or broker for three business days following the trade date (i.e., to and including the day prior to settlement repurchase).

       Dividends, distributions and the proceeds of the redemption of Fund shares represented by checks returned to the Transfer Agent by the Postal Service as undeliverable will be invested in shares of Oppenheimer Money Market Fund, Inc., as promptly as possible after the return of such checks to the Transfer Agent, to enable the investor to earn a return on otherwise idle funds.

Tax Status of the Fund's Dividends and Distributions. The Federal tax treatment of the Fund's dividends and capital gains distributions is explained in the Prospectus under the caption "Dividends, Capital Gains and Taxes." Special provisions of the Internal Revenue Code govern the eligibility of the Fund's dividends for the dividends-received deduction for corporate shareholders. Long-term capital gains distributions are not eligible for the deduction. In addition, the amount of dividends paid by the Fund which may qualify for the deduction is limited to the aggregate amount of qualifying dividends (generally dividends from domestic corporations) which the Fund derives from its portfolio investments that the Fund has held for a minimum period, usually 46 days. A corporate shareholder will not be eligible for the deduction on dividends paid on shares held by the shareholder for 45 days or less. To the extent that the Fund derives a substantial portion of its gross income from option premiums, interest income or short-term gains from the sale of securities or dividends from foreign corporations, its dividends will not qualify for the deduction.

       If the Fund qualifies as a "regulated investment company" under the Internal Revenue Code, it will not be liable for Federal income taxes on amounts paid by it as dividends and distributions. The Fund qualified as a regulated investment company in its last fiscal year, and intends to qualify in future years, but reserves the right not to qualify. The Internal Revenue Code contains a number of complex tests relating to qualification which the Fund might not meet in any particular year. For example, if the Fund derives 30% or more of its gross income from the sale of securities held less than three months, it may fail to qualify. If it did not so qualify, the Fund would be treated for tax purposes as an ordinary corporation and receive no tax deduction for payments made to shareholders.

       Under the Internal Revenue Code, by December 31 each year, the Fund must distribute 98% of its taxable investment income earned from January
1 through December 31 of that year and 98% of its capital gains realized in the period from November 1 of the prior year through October 31 of the current year, or else the Fund must pay an excise tax on the amounts not distributed. While it is presently anticipated that the Fund will meet those requirements, the Fund's Board of Trustees and the Manager might determine in a particular year that it would be in the best interest of shareholders for the Fund not to make such distributions at the required levels and to pay the excise tax on the undistributed amounts. That would reduce the amount of income or capital gains available for distribution to shareholders.

Dividend Reinvestment in Another Fund. Shareholders of the Fund may elect to reinvest all dividends and/or capital gains distributions in shares of the same class of any of the other Oppenheimer funds listed in "Reduced Sales Charges," above, at net asset value without sales charge. To elect this option, the shareholder must notify the Transfer Agent in writing and either must have an existing account in the fund selected for reinvestment or must obtain a prospectus for that fund and an application from the Transfer Agent to establish an account. The investment will be made at the net asset value per share in effect at the close of business on the payable date of the dividend or distribution. Dividends and/or distributions from certain of the Oppenheimer funds may be invested in shares of this Fund on the same basis.


Additional Information About the Fund

The Custodian. The Bank of New York is the Custodian of the Fund's assets. The Custodian's responsibilities include safeguarding and controlling the Fund's portfolio securities, collecting income on the portfolio securities and handling the delivery of such securities to and from the Fund. The Manager has represented to the Fund that the banking relationships between the Manager and the Custodian have been and will continue to be unrelated to and unaffected by the relationship between the Fund and the Custodian. It will be the practice of the Fund to deal with the Custodian in a manner uninfluenced by any banking relationship the Custodian may have with the Manager and its affiliates. The Fund's cash balances with the custodian in excess of $100,000 are not protected by Federal deposit insurance. Those uninsured balances at times may be substantial.

Independent Auditors. The independent auditors of the Fund audit the Manager's and the Fund's financial statements and perform other related audit services. They also act as auditors for certain other funds advised by the Manager and its affiliates.

Independent Auditors' Report

==========================================================
======================
The Board of Trustees and Shareholders of Oppenheimer High Yield Fund:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Oppenheimer High Yield Fund as of June 30, 1996, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended June 30, 1996 and 1995, and the financial highlights for the period July 1, 1991 to June 30, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at June 30, 1996 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Oppenheimer High Yield Fund at June 30, 1996, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP

Denver, Colorado
July 22, 1996

                     Statement of Investments June 30, 1996

                                                                                                     Face            Market Value
                                                                                                     Amount(1)       See Note 1
==========================================================
==========================================================
===============
Mortgage-Backed Obligations--3.7%
-----------------------------------------------------------------------------------------------------------------------------------
                    Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
                    Trust 240, Cl. 2, 10.969%--12.91%, 9/1/23(2)                                     $ 66,947,903      $ 23,055,183
                    Trust 257, Cl. 2, 15.381%, 2/1/24(2)                                                5,996,280         2,072,464
                    ---------------------------------------------------------------------------------------------------------------
                    Government National Mortgage Assn., 6%, 7/15/26(3)                                  9,000,000         8,926,875
                    ---------------------------------------------------------------------------------------------------------------
                    Morgan Stanley Capital I, Inc., Commercial Mtg. Pass-Through
                    Certificates, Series 1996-C1, Cl. E, 7.51%, 2/1/28(4)(5)                            5,362,000         4,192,414
                    ---------------------------------------------------------------------------------------------------------------
                    Mortgage Capital Funding, Inc., Multifamily Mortgage Pass-Through
                    Certificates, Series 1996-MC1, Cl. G, 7.15%, 6/15/06(3)(5)                          3,750,000         2,803,125
                    ---------------------------------------------------------------------------------------------------------------
                    Resolution Trust Corp., Commercial Mtg. Pass-Through Certificates:
                    Series 1994-C2, Cl. E, 8%, 4/25/25                                                  2,721,837         2,596,378
                    Series 1995-C1, Cl. F, 6.90%, 2/25/27                                               2,672,907         2,187,608
                    ---------------------------------------------------------------------------------------------------------------
                    Salomon Brothers Mortgage Securities VII,
                    Series 1996-C1, Cl. E, 9.18%, 1/20/06                                               2,496,000         2,130,960
                    ---------------------------------------------------------------------------------------------------------------
                    Structured Asset Securities Corp., Multiclass Pass-Through
                    Certificates, Series 1995-C4, Cl. E, 8.863%, 6/25/26(4)(5)                          2,835,676         2,304,873
                    ---------------------------------------------------------------------------------------------------------------
                    Total Mortgage-Backed Obligations (Cost $47,829,156)                                                 50,269,880

==========================================================
==========================================================
===============
Foreign Government Obligations--9.7%
-----------------------------------------------------------------------------------------------------------------------------------
                    Argentina (Republic of) Unsub. Unsec. Bonds, 10.25%, 2/6/03 DEM                     8,700,000         5,772,797
                    ---------------------------------------------------------------------------------------------------------------
                    Banco Estado Minas Gerais, 8.25%, 2/10/00                                           5,000,000         4,575,000
                    ---------------------------------------------------------------------------------------------------------------
                    Banco Hipotecario Nacional (Argentina) Medium-Term Nts.,10.625%, 3/29/99(5)         1,000,000
1,012,500
                    ---------------------------------------------------------------------------------------------------------------
                    Brazil (Federal Republic of):
                    Capitalization Bonds, 8%, 4/15/14                                                   2,435,467         1,506,946
                    Nts., Banco Estado Minas Gerais, 7.875%, 2/10/99                                    3,600,000         3,334,500
                    ---------------------------------------------------------------------------------------------------------------
                    Buenos Aires (Province of) Bonds, 10%, 3/5/01 DEM                                   2,520,000         1,688,676
                    ---------------------------------------------------------------------------------------------------------------
                    Bulgaria (Republic of):
                    Front-Loaded Interest Reduction Bearer Bonds, Tranche A, 2%, 7/28/12(4)            17,960,000         5,988,537
                    Interest Arrears Bonds, 6.25%, 7/28/11(4)                                          11,165,000         5,303,375
                    ---------------------------------------------------------------------------------------------------------------
                    Canada (Government of) Real Return Debs., 4.517%, 12/1/21(6) CAD                    5,580,000
4,021,496
                    ---------------------------------------------------------------------------------------------------------------
                    Central Bank of Costa Rica Interest Claim Bonds, Series B, 6.328%, 5/21/05(4)         524,246           484,928
                    ---------------------------------------------------------------------------------------------------------------
                    Denmark (Kingdom of) Bonds, 8%, 5/15/03 DKK                                        44,150,000         7,967,673
                    ---------------------------------------------------------------------------------------------------------------
                    Ecuador (Republic of):
                    Disc. Bonds, 6.063%, 2/28/25(4)                                                     3,400,000         1,929,500
                    Interest Equalization Registered Bonds, 6.625%, 12/21/04(4)                         1,850,000         1,355,125
                    ---------------------------------------------------------------------------------------------------------------
                    Germany (Republic of) Bonds, 7.375%, 12/2/02(7) DEM                                 4,860,000         3,403,924
                    ---------------------------------------------------------------------------------------------------------------
                    Hashemite Kingdom of Jordan:
                    Disc. Bonds, 6.625%, 12/23/23(4)                                                    3,500,000         2,458,750
                    Interest Arrears Bonds, 6.625%, 12/23/05(4)                                         2,080,000         1,679,600
                    ---------------------------------------------------------------------------------------------------------------
                    Italy (Republic of) Certificati di Credito del Tesoro Nts.,
                    11.20%, 8/1/00(4)ITL                                                            4,390,000,000         2,932,488
                    ---------------------------------------------------------------------------------------------------------------
                    National Treasury Management Agency (Irish Government)
                    Bonds, 8%, 10/18/00 IEP                                                             2,560,000         4,269,741
                    ---------------------------------------------------------------------------------------------------------------
                    New South Wales Treasury Corp. Gtd. Bonds, 12%, 12/1/01 AUD                         9,000,000
8,047,187
                    ---------------------------------------------------------------------------------------------------------------
                    New Zealand (Republic of) Bonds, 8%, 2/15/01(7) NZD                                15,545,000        10,238,003
                    ---------------------------------------------------------------------------------------------------------------
                    Panama (Republic of):
                    Debs., 6.629%, 5/10/02(4)                                                           4,993,846         4,694,215
                    Interest Reduction Bonds, 3.50%, 7/17/14(3)(8)                                      1,500,000           831,094


                    6    Oppenheimer High Yield Fund



                                                                                                     Face            Market Value
                                                                                                     Amount(1)       See Note 1
-----------------------------------------------------------------------------------------------------------------------------------
Foreign Government
Obligations (continued)

                    Poland (Republic of) Treasury Bills, Zero Coupon:
                    21.656%, 10/2/96(9) PLZ                                                             4,320,000      $  1,508,006
                    21.635%, 11/20/96(9) PLZ                                                            8,360,000         2,849,869
                    21.641%, 8/7/96(9) PLZ                                                              4,000,000         1,440,834
                    ---------------------------------------------------------------------------------------------------------------
                    Portugal (Republic of) Gtd. Bonds,
                    Obrigicion do tes Medio Prazo, 11.875%, 2/23/00(7) PTE                            720,000,000         5,141,708
                    ---------------------------------------------------------------------------------------------------------------
                    Spain (Kingdom of) Gtd. Bonds, Bonos y Obligacion del Estado,12.25%, 3/25/00 ESP  367,000,000
3,244,611
                    ---------------------------------------------------------------------------------------------------------------
                    Sweden (Kingdom of) Debs., Series 1030, 13%, 6/15/01 SEK                           44,200,000         8,144,942
                    ---------------------------------------------------------------------------------------------------------------
                    Telecomunicacoes Brasileiras SA, 13% Bonds, 2/5/99 ITL                           2,250,000,000        1,511,790
                    ---------------------------------------------------------------------------------------------------------------
                    United Kingdom Treasury Nts., 13%, 7/14/00(7) GBP                                   7,410,000        13,823,596
                    ---------------------------------------------------------------------------------------------------------------
                    United Mexican States Bonds, 10.375%, 1/29/03 DEM                                   2,300,000         1,543,519
                    ---------------------------------------------------------------------------------------------------------------
                    Venezuela (Republic of):
                    Disc. Bonds, Series DL, 6.625%, 12/18/07(4)                                        11,250,000         7,959,375
                    Front-Loaded Interest Reduction Bonds, Series A, 6.375%, 3/31/07(4)                 1,490,000         1,078,387
                    New Money Bonds, Series A, 6.75%, 12/18/05(4)                                       2,000,000         1,428,750
                    New Money Bonds, Series B, 6.625%, 12/18/05(4)                                        500,000           357,188
                    ---------------------------------------------------------------------------------------------------------------
                    Total Foreign Government Obligations (Cost $130,729,320)                                            133,528,630
==========================================================
==========================================================
===============
Loan Participations--0.9%
-----------------------------------------------------------------------------------------------------------------------------------
                    Algeria (Republic of) Reprofiled Debt Loan Participation,
                    Tranche A, 6.812%, 9/4/06(4)(10)                                                    5,071,232         3,026,892
                    ---------------------------------------------------------------------------------------------------------------
                    Colombia (Republic of) 1989-1990 Integrated Loan Facility Bonds,
                    6.563%, 7/1/01(4)(10)                                                                 785,799           732,758
                    ---------------------------------------------------------------------------------------------------------------
                    Jamaica (Government of) 1990 Refinancing Agreement Nts.,
                    Tranche B, 6.312%, 11/15/04(4)(10)                                                    450,000           352,125
                    ---------------------------------------------------------------------------------------------------------------
                    Morocco (Kingdom of) Loan Participation Agreement,
                    Tranche A, 6.437%, 1/1/09(4)(7)                                                     7,450,000         5,366,328
                    ---------------------------------------------------------------------------------------------------------------
                    Trinidad & Tobago Loan Participation Agreement:
                    Tranche A, 1.772%, 9/30/00(4)(10) JPY                                              31,990,250           249,373
                    Tranche B, 1.772%, 9/30/00(4)(10) JPY                                             344,884,749         2,688,480
                    ---------------------------------------------------------------------------------------------------------------
                    Total Loan Participations (Cost $12,218,932)                                                         12,415,956
==========================================================
==========================================================
===============
Municipal Bonds and Notes--0.8%
-----------------------------------------------------------------------------------------------------------------------------------
                    San Joaquin Hills, California Transportation Corridor Agency
                    Toll Road Capital Appreciation Revenue Bonds, Jr  Lien:
                    Zero Coupon, 8.75%, 1/1/12(9)                                                      15,000,000         4,838,805
                    Zero Coupon, 9%, 1/1/28(9)(11)                                                     74,000,000         6,886,291
                    ---------------------------------------------------------------------------------------------------------------
                    Total Municipal Bonds and Notes (Cost $8,601,927)                                                    11,725,096
==========================================================
==========================================================
===============
Corporate Bonds and Notes--76.2%
-----------------------------------------------------------------------------------------------------------------------------------
Basic Industry--12.2%
-----------------------------------------------------------------------------------------------------------------------------------
Chemicals--1.6%     Acetex Corp., 9.75% Sr. Sec. Nts., 10/1/03                                         10,330,000        10,226,700
                    ---------------------------------------------------------------------------------------------------------------
                    Arcadian Partner LP, 10.75% Sr. Nts., Series B, 5/1/05                              3,120,000         3,389,100
                    ---------------------------------------------------------------------------------------------------------------
                    NL Industries, Inc.:
                    0%/13% Sr. Sec. Disc. Nts., 10/15/05(12)                                            1,680,000         1,318,800
                    11.75% Sr. Sec. Nts., 10/15/03                                                      2,400,000         2,460,000
                    ---------------------------------------------------------------------------------------------------------------
                    Terra Industries, Inc., 10.50% Sr. Nts., Series B, 6/15/05                          3,120,000         3,276,000
                    ---------------------------------------------------------------------------------------------------------------
                    Texas Petrochemicals Corp., 11.125% Sr. Sub. Nts., 7/1/06(3)(5)                     1,570,000         1,601,891
                                                                                                                       ------------
                                                                                                                         22,272,491

                     7    Oppenheimer High Yield Fund



                                              Statement of Investments (Continued)

                                                                                                     Face            Market Value
                                                                                                     Amount(1)       See Note 1
-----------------------------------------------------------------------------------------------------------------------------------
Containers--2.1%    Container Corp., 9.75% Gtd. Sr. Nts., 4/1/03                                       $1,500,000        $1,477,500
                    ---------------------------------------------------------------------------------------------------------------
                    U.S. Can Co., 13.50% Sr. Sub. Nts., 1/15/02                                        25,450,000        27,358,750
                                                                                                                       ------------
                                                                                                                         28,836,250
-----------------------------------------------------------------------------------------------------------------------------------
                    Metals/Mining--1.2%
                    Carbide/Graphite Group, Inc. (The), 11.50% Sr. Nts., 9/1/03                         7,271,000         7,907,212
                    ---------------------------------------------------------------------------------------------------------------
                    Kaiser Aluminum & Chemical Corp., 9.875% Sr. Nts., 2/15/02                          6,350,000         6,286,500
                    ---------------------------------------------------------------------------------------------------------------
                    UCAR Global Enterprises, Inc., 12% Sr. Sub. Nts., 1/15/05                           1,890,000         2,154,600
                                                                                                                       ------------
                                                                                                                         16,348,312
-----------------------------------------------------------------------------------------------------------------------------------
Paper--4.5%         Asia Pulp & Paper International Finance Co.,
                    Zero Coupon Currency Nts., 16.551%, 5/15/97(9) IDR                               1,500,000,000          560,414
                    ---------------------------------------------------------------------------------------------------------------
                    Buckeye Cellulose Corp.:
                    8.50% Sr. Sub. Nts., 12/15/05                                                       1,930,000         1,843,150
                    9.25% Sr. Sub. Nts., 9/15/08(3)                                                     3,000,000         3,003,750
                    ---------------------------------------------------------------------------------------------------------------
                    Domtar, Inc.:
                    11.25% Debs., 9/15/17                                                               1,060,000         1,131,550
                    12% Nts., 4/15/01                                                                   1,060,000         1,226,950
                    ---------------------------------------------------------------------------------------------------------------
                    Florida Coast Paper Co. LLC/Florida Coast Paper Finance Corp.,
                    12.75% First Mtg. Nts., 6/1/03(5)                                                     480,000           499,200
                    ---------------------------------------------------------------------------------------------------------------
                    Gaylord Container Corp.:
                    11.50% Sr. Nts., 5/15/01                                                            2,500,000         2,575,000
                    12.75% Sr. Sub. Disc. Debs., 5/15/05                                                2,500,000         2,643,750
                    ---------------------------------------------------------------------------------------------------------------
                    Indah Kiat International Finance Co. BV,
                    12.50% Sr. Sec. Gtd. Nts., Series C, 6/15/06                                        9,860,000        10,525,550
                    ---------------------------------------------------------------------------------------------------------------
                    QUNO Corp., 9.125% Sr. Nts., 5/15/05                                                8,340,000         8,194,050
                    ---------------------------------------------------------------------------------------------------------------
                    Repap Wisconsin, Inc., 9.25% First Priority Sr. Sec. Nts., 2/1/02                   3,890,000         3,685,775
                    ---------------------------------------------------------------------------------------------------------------
                    Riverwood International Corp.:
                    10.25% Sr. Nts., 4/1/06                                                             5,495,000         5,481,262
                    10.875% Sr. Sub. Nts., 4/1/08                                                       3,665,000         3,628,350
                    ---------------------------------------------------------------------------------------------------------------
                    SD Warren Co., 12% Sr. Sub. Nts., 12/15/04                                          8,300,000         8,839,500
                    ---------------------------------------------------------------------------------------------------------------
                    Stone Container Corp.:
                    10.75% First Mtg. Nts., 10/1/02                                                     2,840,000         2,882,600
                    10.75% Sr. Sub. Nts., 6/15/97                                                       1,000,000         1,025,000
                    ---------------------------------------------------------------------------------------------------------------
                    Tembec Finance Corp., 9.875% Gtd. Sr. Nts., 9/30/05                                 4,150,000         3,880,250
                                                                                                                       ------------
                                                                                                                         61,626,101
-----------------------------------------------------------------------------------------------------------------------------------
Steel--2.8%         Armco, Inc., 8.50% Sinking Fund Debs., 9/1/01                                      27,317,000        27,043,830
                    ---------------------------------------------------------------------------------------------------------------
                    Republic Engineered Steels, Inc., 9.875% First Mtg. Nts., 12/15/01                  4,515,000         4,232,812
                    ---------------------------------------------------------------------------------------------------------------
                    WCI Steel, Inc., 10.50% Sr. Gtd. Nts., Series B, 3/1/02                             6,520,000         6,634,100
                                                                                                                       ------------
                                                                                                                         37,910,742
-----------------------------------------------------------------------------------------------------------------------------------
Consumer Related--17.8%
-----------------------------------------------------------------------------------------------------------------------------------
Consumer Products--3.4%
                    Coleman Holdings, Inc., Zero Coupon Sr. Sec. Disc. Nts.,
                    Series B, 11.681%, 5/27/98(9)                                                      15,520,000        13,075,600
                    ---------------------------------------------------------------------------------------------------------------
                    Harman International Industries, Inc., 12% Sr. Sub. Nts., 8/1/02                   12,000,000        13,140,000
                    ---------------------------------------------------------------------------------------------------------------
                    International Semi-Tech Microelectronics, Inc.,
                    0%/11.50% Sr. Sec. Disc. Nts., 8/15/03(12)                                         17,100,000        10,174,500
                    ---------------------------------------------------------------------------------------------------------------
                    Samsonite Corp., 11.125% Sr. Sub. Nts., 7/15/05                                     3,840,000         3,974,400
                    ---------------------------------------------------------------------------------------------------------------
                    TAG Heuer International SA, 12% Sr. Sub. Nts., 12/15/05(5)                          5,990,000         6,274,525
                                                                                                                       ------------
                                                                                                                         46,639,025


                     8    Oppenheimer High Yield Fund



                                                                                                     Face            Market Value
                                                                                                     Amount(1)       See Note 1
-----------------------------------------------------------------------------------------------------------------------------------
Food/Beverages/Tobacco--1.6%
                    Consolidated Cigar Corp., 10.50% Sr. Sub. Nts., 3/1/03                           $  2,000,000      $  2,100,000
                    ---------------------------------------------------------------------------------------------------------------
                    Cott Corp., 9.375% Sr. Nts., 7/1/05                                                11,515,000        11,068,794
                    ---------------------------------------------------------------------------------------------------------------
                    Curtice-Burns Foods, Inc., 12.25% Sr. Sub. Nts., 2/1/05                             4,500,000         4,387,500
                    ---------------------------------------------------------------------------------------------------------------
                    Foodbrands America, Inc., 10.75% Sr. Sub. Nts., 5/15/06                             2,900,000         2,929,000
                    ---------------------------------------------------------------------------------------------------------------
                    Unilever CR spol. s.r.o., guaranteed by Unilever NV, Rotterdam,
                    The Netherlands, Zero Coupon Promissory Nts., 11.184%, 10/11/96(9) CZK             40,000,000
1,409,365
                                                                                                                       ------------
                                                                                                                         21,894,659
-----------------------------------------------------------------------------------------------------------------------------------
Healthcare--3.9%    Capstone Capital Corp., 10.50% Cv. Sub. Debs., 4/1/02                                 600,000           765,000
                    ---------------------------------------------------------------------------------------------------------------
                    Magellan Health Services, Inc., 11.25% Sr. Sub. Nts., Series A, 4/15/04            13,630,000        14,720,400
                    ---------------------------------------------------------------------------------------------------------------
                    Multicare Cos., Inc. (The), 12.50% Sr. Sub. Nts., 7/1/02                            7,977,000         8,914,297
                    ---------------------------------------------------------------------------------------------------------------
                    Quorum Health Group, Inc., 11.875% Sr. Sub. Nts., 12/15/02                          4,745,000         5,272,881
                    ---------------------------------------------------------------------------------------------------------------
                    Tenet Healthcare Corp., 10.125% Sr. Sub. Nts., 3/1/05                              14,250,000        15,105,000
                    ---------------------------------------------------------------------------------------------------------------
                    Total Renal Care, Inc., 0%/12% Sr. Sub. Disc. Nts.  8/15/04(12)                     9,203,000         9,018,940
                                                                                                                       ------------
                                                                                                                         53,796,518
-----------------------------------------------------------------------------------------------------------------------------------
Hotel/Gaming--4.5%
                    Arizona Charlie's, Inc., 12% First Mtg. Nts., Series A, 11/15/00(10)                2,750,000         1,787,500
                    ---------------------------------------------------------------------------------------------------------------
                    Boyd Gaming Corp., 10.75% Sr. Sub. Nts., Series B, 9/1/03                           6,000,000         6,330,000
                    ---------------------------------------------------------------------------------------------------------------
                    California Hotel Finance Corp., 11% Sr. Sub. Nts., 12/1/02                          1,700,000         1,802,000
                    ---------------------------------------------------------------------------------------------------------------
                    Capitol Queen & Casino, Inc., 12% First Mtg. Nts., Series A, 11/15/00(10)(13)       1,000,000           700,000
                    ---------------------------------------------------------------------------------------------------------------
                    Empress River Casino Finance Corp., 10.75% Sr. Gtd. Nts., 4/1/02                    6,170,000         6,478,500
                    ---------------------------------------------------------------------------------------------------------------
                    Grand Casinos, Inc., 10.125% Gtd. First Mtg. Nts., 12/1/03                          2,250,000         2,328,750
                    ---------------------------------------------------------------------------------------------------------------
                    Griffin Gaming & Entertainment, Inc., 7.97% First Mtg.
                    Non-Recourse Pass-Through Nts., 6/30/00(4)                                          6,785,000         6,547,525
                    ---------------------------------------------------------------------------------------------------------------
                    HMC Acquisition Properties, Inc., 9% Sr. Nts., 12/15/07                             4,290,000         3,957,525
                    ---------------------------------------------------------------------------------------------------------------
                    HMH Properties, Inc., 9.50% Sr. Sec. Nts., Series B, 5/15/05                        3,930,000         3,753,150
                    ---------------------------------------------------------------------------------------------------------------
                    Majestic Star Casino LLC (The), 12.75% Sr. Sec. Nts., 5/15/03(5)                    2,340,000         2,538,900
                    ---------------------------------------------------------------------------------------------------------------
                    Mohegan Tribal Gaming Authority, 13.50% Sr. Sec. Nts., 11/15/02(5)                  3,160,000         3,981,600
                    ---------------------------------------------------------------------------------------------------------------
                    Players International, Inc., 10.875% Sr. Nts., 4/15/05                              3,300,000         3,357,750
                    ---------------------------------------------------------------------------------------------------------------
                    Rio Hotel & Casino, Inc., 10.625% Sr. Sub. Nts., 7/15/05                            1,900,000         1,985,500
                    ---------------------------------------------------------------------------------------------------------------
                    Showboat Marina Casino Partnership/Showboat Marina Finance Corp.,
                    13.50% First Mtg. Nts., 3/15/03(5)                                                  2,100,000         2,268,000
                    ---------------------------------------------------------------------------------------------------------------
                    Station Casinos, Inc., 9.625% Sr. Sub. Nts., 6/1/03                                 6,200,000         6,107,000
                    ---------------------------------------------------------------------------------------------------------------
                    Trump Atlantic City Associates/Trump Atlantic City Funding, Inc.,
                    11.25% First Mtg. Nts., 5/1/06                                                      7,915,000         7,994,150
                    ---------------------------------------------------------------------------------------------------------------
                    Trump's Castle Funding, Inc., 13.875% Sub. Nts., 11/15/05(17)                              30                30
                                                                                                                       ------------
                                                                                                                         61,917,880
-----------------------------------------------------------------------------------------------------------------------------------
Leisure--0.4%       Gillett Holdings, Inc., 12.25% Sr. Sub. Nts., Series A, 6/30/02(10)                 5,019,737         5,289,548


                    9    Oppenheimer High Yield Fund



                                              Statement of Investments (Continued)

                                                                                                     Face            Market Value
                                                                                                     Amount(1)       See Note 1
-----------------------------------------------------------------------------------------------------------------------------------
Restaurants--1.4%
                    Apple South, Inc., 9.75% Sr. Nts., 6/1/06                                        $  5,772,000      $  5,699,850
                    ---------------------------------------------------------------------------------------------------------------
                    Carrols Corp., 11.50% Sr. Nts., 8/15/03                                             6,840,000         6,976,800
                    ---------------------------------------------------------------------------------------------------------------
                    Foodmaker, Inc.:
                    9.25% Sr. Nts., 3/1/99                                                              4,600,000         4,542,500
                    9.75% Sr. Sub. Nts., 6/1/02                                                         2,500,000         2,412,500
                    ---------------------------------------------------------------------------------------------------------------
                                                                                                                         19,631,650
-----------------------------------------------------------------------------------------------------------------------------------
Textile/Apparel--2.6
                    Consoltex Group, Inc., 11% Sr. Sub. Gtd. Nts., Series B, 10/1/03                    5,600,000         5,124,000
                    ---------------------------------------------------------------------------------------------------------------
                    Polysindo International Finance Co. BV, 11.375% Bonds, 6/15/06                      1,200,000         1,227,000
                    ---------------------------------------------------------------------------------------------------------------
                    Pope, Evans & Robbins, Inc., 7% Sr. Nts., 5/15/98(10)(13)(14)                       5,955,189            37,220
                    ---------------------------------------------------------------------------------------------------------------
                    PT Polysindo Eka Perkasa:
                    13% Sr. Nts., 6/15/01                                                               7,150,000         7,847,125
                    Zero Coupon Promissory Nts., 17.90%, 10/23/96(9) IDR                             9,000,000,000        3,643,636
                    Zero Coupon Promissory Nts., 19.111%, 2/28/97(9) IDR                             4,500,000,000        1,705,185
                    ---------------------------------------------------------------------------------------------------------------
                    Synthetic Industries, Inc., 12.75% Sr. Sub. Debs., 12/1/02                         10,000,000        10,625,000
                    ---------------------------------------------------------------------------------------------------------------
                    WestPoint Stevens, Inc., 9.375% Sr. Sub. Debs., 12/15/05                            6,105,000         5,952,375
                                                                                                                       ------------
                                                                                                                         36,161,541
-----------------------------------------------------------------------------------------------------------------------------------
Energy--7.3%        Chesapeake Energy Corp., 9.125% Sr. Nts., 4/15/06                                   2,185,000         2,163,150
                    ---------------------------------------------------------------------------------------------------------------
                    Crown Central Petroleum Corp., 10.875% Sr. Nts., 2/1/05                               250,000           253,125
                    ---------------------------------------------------------------------------------------------------------------
                    DeepTech International, Inc., 12% Sr. Sec. Nts., 12/15/00                           5,995,000         5,965,025
                    ---------------------------------------------------------------------------------------------------------------
                    Ferrellgas LP/Ferrellgas Finance Corp., 10% Sr. Nts., 8/1/01                        9,700,000        10,063,750
                    ---------------------------------------------------------------------------------------------------------------
                    Ferrellgas Partners LP, 9.375% Sr. Sec. Nts., 6/15/06(5)                            2,310,000         2,240,700
                    ---------------------------------------------------------------------------------------------------------------
                    Gerrity Oil & Gas Corp., 11.75% Sr. Sub. Nts., 7/15/04                              3,000,000         3,180,000
                    ---------------------------------------------------------------------------------------------------------------
                    Giant Industries, Inc., 9.75% Sr. Sub. Nts., 11/15/03                                 250,000           245,625
                    ---------------------------------------------------------------------------------------------------------------
                    Kelley Oil & Gas Corp., 13.50% Sr. Nts., 6/15/99                                    5,380,000         5,716,250
                    ---------------------------------------------------------------------------------------------------------------
                    Maxus Energy Corp., 11.50% Debs., 11/15/15                                          5,700,000         5,970,750
                    ---------------------------------------------------------------------------------------------------------------
                    Mesa Operating Co., 0%/11.625% Gtd. Sr. Sub. Disc  Nts., 7/1/06(3)(12)              9,000,000         5,276,250
                    ---------------------------------------------------------------------------------------------------------------
                    Mesa Operating Co., 10.625% Gtd. Sr. Sub. Nts., 7/1/06(3)                           3,700,000         3,757,812
                    ---------------------------------------------------------------------------------------------------------------
                    Nuevo Energy Co., 12.50% Sr. Sub. Nts., 6/15/02                                     7,240,000         7,837,300
                    ---------------------------------------------------------------------------------------------------------------
                    OPI International, Inc., 12.875% Sr. Gtd. Nts., 7/15/02                            11,765,000        13,059,150
                    ---------------------------------------------------------------------------------------------------------------
                    Petroleum Heat & Power Co., Inc.:
                    12.25% Sub. Debs., 2/1/05                                                           4,709,000         5,203,445
                    9.375% Sub. Debs., 2/1/06                                                           3,830,000         3,619,350
                    ---------------------------------------------------------------------------------------------------------------
                    Santa Fe Energy Resources, Inc., 11% Sr. Sub. Debs., 5/15/04                        8,090,000         8,737,200
                    ---------------------------------------------------------------------------------------------------------------
                    TransTexas Gas Corp., 11.50% Sr. Sec. Gtd. Nts., 6/15/02                            6,300,000         6,315,750
                    ---------------------------------------------------------------------------------------------------------------
                    Triton Energy Corp., Zero Coupon Sr. Sub. Disc. Nts., 9.486%, 11/1/97(9)            7,000,000         6,335,000
                    ---------------------------------------------------------------------------------------------------------------
                    Vintage Petroleum, Inc., 9% Sr. Sub. Nts., 12/15/05                                 4,465,000         4,219,425
                                                                                                                       ------------
                                                                                                                        100,159,057


                    10   Oppenheimer High Yield Fund


                                                                                                     Face            Market Value
                                                                                                     Amount(1)       See Note 1
-----------------------------------------------------------------------------------------------------------------------------------
Financial Services--4.2%
-----------------------------------------------------------------------------------------------------------------------------------
Banks & Thrifts--0.6%
                    Banco Bamerindus do Brasil SA, 11% Unsub. Unsec. Nts., 11/24/97                  $  1,775,000      $  1,717,312
                    ---------------------------------------------------------------------------------------------------------------
                    Banco de Colombia, 5.20% Cv. Jr. Sub. Unsec. Nts., 2/1/99                           1,650,000         1,501,500
                    ---------------------------------------------------------------------------------------------------------------
                    First Nationwide (Parent) Holdings, Inc., 12.50% Sr. Nts., 4/15/03                  3,120,000         3,268,200
                    ---------------------------------------------------------------------------------------------------------------
                    Hutama Karya, Zero Coupon Medium-Term Nts., 17.668%, 3/26/97(9) IDR              4,000,000,000
1,527,689
                                                                                                                       ------------
                                                                                                                          8,014,701
-----------------------------------------------------------------------------------------------------------------------------------
Diversified Financial--1.3%
                    ECM Fund, L.P.I., 14% Sub. Nts., 6/10/02(10)                                        1,624,837         1,787,321
                    ---------------------------------------------------------------------------------------------------------------
                    GPA Delaware, Inc., 8.75% Gtd. Nts., 12/15/98                                       5,590,000         5,590,000
                    ---------------------------------------------------------------------------------------------------------------
                    GPA Holland BV, 8.94% Medium-Term Nts., Series C, 2/16/99                           7,300,000         7,263,500
                    ---------------------------------------------------------------------------------------------------------------
                    GPA Investment BV, 6.40% Nts., 11/19/98                                             2,000,000         1,910,000
                    ---------------------------------------------------------------------------------------------------------------
                    Lomas Financial Corp., 9% Cv. Sr. Nts., 10/31/03(10)(13)                            8,802,000         1,804,410
                                                                                                                       ------------
                                                                                                                         18,355,231
-----------------------------------------------------------------------------------------------------------------------------------
Insurance--2.3%
                    American Life Holding Co., 11.25% Sr. Sub. Nts., 9/15/04                           11,980,000        12,549,050
                    ---------------------------------------------------------------------------------------------------------------
                    Life Partners Group, Inc., 12.75% Sr. Sub. Nts., 7/15/02                           10,170,000        11,136,150
                    ---------------------------------------------------------------------------------------------------------------
                    Reliance Group Holdings, Inc., 9.75% Sr. Sub. Debs., 11/15/03                       8,250,000         8,229,375
                                                                                                                       ------------
                                                                                                                         31,914,575
-----------------------------------------------------------------------------------------------------------------------------------
Housing Related--2.1%
-----------------------------------------------------------------------------------------------------------------------------------
Building Materials--0.5%
                    Building Materials Corp., 0%/11.75% Sr. Deferred Coupon Nts.,
                    Series B, 7/1/04(12)                                                                3,000,000         2,227,500
                    ---------------------------------------------------------------------------------------------------------------
                    Pacific Lumber Co., 10.50% Sr. Nts., 3/1/03                                         5,165,000         5,048,787
                                                                                                                       ------------
                                                                                                                          7,276,287
-----------------------------------------------------------------------------------------------------------------------------------
Homebuilders/
Real Estate--1.6%
                    First Place Tower, Inc.:
                    9.22% First Mtg. Bonds, 12/15/05 CAD                                                1,464,450         1,091,137
                    Units (each unit consists of one $10 principal amount of 8.50%
                    cv. sub. debs., 12/15/15 and 40 common shares)(15) CAD                                880,730         1,160,875
                    ---------------------------------------------------------------------------------------------------------------
                    NVR, Inc., 11% Sr. Gtd. Nts., 4/15/03                                               7,100,000         7,135,500
                    ---------------------------------------------------------------------------------------------------------------
                    Tribasa Toll Road Trust, 10.50% Nts., Series 1993-A, 12/1/11(5)                     8,900,000         6,764,000
                    ---------------------------------------------------------------------------------------------------------------
                    U.S. Home Corp., 9.75% Sr. Nts., 6/15/03                                            6,100,000         5,947,500
                                                                                                                       ------------
                                                                                                                         22,099,012
-----------------------------------------------------------------------------------------------------------------------------------
Manufacturing--2.6%
-----------------------------------------------------------------------------------------------------------------------------------
Aerospace/Electronics/
Computers--1.1%
                    Businessland, Inc., 5.50% Sub. Debs., 3/1/07(10)                                    3,850,000         2,117,500
                    ---------------------------------------------------------------------------------------------------------------
                    Tracor, Inc., 10.875% Sr. Sub. Nts., 8/15/01                                       10,730,000        11,481,100
                    ---------------------------------------------------------------------------------------------------------------
                    UNC, Inc., 11% Sr. Sub. Nts., 6/1/06(5)                                             2,000,000         2,035,000
                                                                                                                       ------------
                                                                                                                         15,633,600
-----------------------------------------------------------------------------------------------------------------------------------
Automotive--1.5%    Aftermarket Technology Corp.:
                    12% Sr. Sub. Nts., Series B, 8/1/04                                                 3,530,000         3,830,050
                    12% Sr. Sub. Nts., Series D, 8/1/04                                                   970,000         1,052,450
                    ---------------------------------------------------------------------------------------------------------------
                    Collins & Aikman Products Co., 11.50% Gtd. Sr. Sub. Nts., 4/15/06                   4,650,000         4,743,000
                    ---------------------------------------------------------------------------------------------------------------
                    Foamex LP/Foamex Capital Corp.:
                    11.25% Sr. Nts., 10/1/02                                                            1,325,000         1,371,375
                    9.50% Sr. Sec. Nts., 6/1/00                                                           800,000           800,000


                    11   Oppenheimer High Yield Fund


                                              Statement of Investments (Continued)

                                                                                                     Face            Market Value
                                                                                                     Amount(1)       See Note 1
-----------------------------------------------------------------------------------------------------------------------------------

Automotive
(continued)
                    Hayes Wheels International, Inc., 11% Sr. Sub. Nts., 7/15/06(3)                    $6,000,000      $  6,082,500
                    ---------------------------------------------------------------------------------------------------------------
                    JPS Automotive Products Corp., 11.125% Sr. Nts., 6/15/01                            2,000,000         2,055,000
                    ---------------------------------------------------------------------------------------------------------------
                                                                                                                         19,934,375
-----------------------------------------------------------------------------------------------------------------------------------
Media--10.9%
-----------------------------------------------------------------------------------------------------------------------------------
Broadcasting--2.3%
                    Argyle Television, Inc., 9.75% Sr. Sub. Nts., 11/1/05                                 915,000           862,387
                    ---------------------------------------------------------------------------------------------------------------
                    Granite Broadcasting Corp., 9.375% Sr. Sub. Nts., Series A, 12/1/05(5)              3,700,000         3,404,000
                    ---------------------------------------------------------------------------------------------------------------
                    New World Communications Group Holding Corp.,
                    Zero Coupon Sr. Disc. Nts., Series B, 11.689%, 6/15/99(9)                           4,220,000         3,085,875
                    ---------------------------------------------------------------------------------------------------------------
                    Paxson Communications Corp., 11.625% Sr. Sub. Nts.  10/1/02                         9,950,000        10,397,750
                    ---------------------------------------------------------------------------------------------------------------
                    SFX Broadcasting, Inc., 10.75% Sr. Sub. Nts., 5/15/06(5)                            2,730,000         2,730,000
                    ---------------------------------------------------------------------------------------------------------------
                    Sinclair Broadcast Group, Inc., 10% Sr. Sub. Nts., 9/30/05                          7,320,000         7,137,000
                    ---------------------------------------------------------------------------------------------------------------
                    Young Broadcasting, Inc., 9% Sr. Sub. Nts., 1/15/06                                 4,500,000         4,027,500
                                                                                                                       ------------
                                                                                                                         31,644,512
-----------------------------------------------------------------------------------------------------------------------------------
Cable Television--6.2%
                    American Telecasting, Inc., 0%/14.50% Sr. Disc. Nts., 6/15/04(12)                  11,388,688         7,972,082
                    ---------------------------------------------------------------------------------------------------------------
                    Australis Media Ltd., Units (each unit consists of $1,000 principal amount of 0%/14% sr. sub. disc. nts., 5/15/03 and one warrant to
                    purchase 57.721 ordinary shares)(12)(15)                                           14,610,000         8,766,000
                    ---------------------------------------------------------------------------------------------------------------
                    Bell Cablemedia PLC:
                    0%/11.875% Sr. Disc. Nts., 9/15/05(12)                                              9,370,000         5,762,550
                    0%/11.95% Sr. Disc. Nts., 7/15/04(12)                                               2,900,000         2,044,500
                    ---------------------------------------------------------------------------------------------------------------
                    Cablevision Industries Corp., 9.25% Sr. Debs., Series B, 4/1/08                     1,600,000         1,620,000
                    ---------------------------------------------------------------------------------------------------------------
                    Cablevision Systems Corp., 10.75% Sr. Sub. Debs., 4/1/04                            7,800,000         8,073,000
                    ---------------------------------------------------------------------------------------------------------------
                    Continental Cablevision, Inc., 11% Sr. Sub. Debs., 6/1/07                           2,430,000         2,753,639
                    ---------------------------------------------------------------------------------------------------------------
                    EchoStar Communications Corp., 0%/12.875% Sr. Disc. Nts., 6/1/04(12)                8,980,000
6,555,400
                    ---------------------------------------------------------------------------------------------------------------
                    EchoStar Satellite Broadcasting Corp., 0%/13.125% Sr. Sec. Disc. Nts., 3/15/04(5)   3,250,000         2,031,250
                    ---------------------------------------------------------------------------------------------------------------
                    International CableTel, Inc.:
                    0%/10.875% Sr. Deferred Coupon Nts., 10/15/03(12)                                     640,000           467,200
                    0%/12.75% Sr. Deferred Coupon Nts., 4/15/05(12)                                    14,595,000         9,413,775
                    ---------------------------------------------------------------------------------------------------------------
                    Marcus Cable Operating Co. LP/Marcus Cable Capital Corp.,
                    0%/13.50% Sr. Sub. Gtd. Disc. Nts., Series II, 8/1/04(12)                           3,385,000         2,437,200
                    ---------------------------------------------------------------------------------------------------------------
                    People's Choice TV Corp., 0%/13.125% Sr. Disc. Nts., 6/1/04(12)                     8,580,000         4,933,500
                    ---------------------------------------------------------------------------------------------------------------
                    Rogers Cablesystems Ltd., 11% Sr. Sub. Gtd. Debs., 12/1/15                          1,650,000         1,703,625
                    ---------------------------------------------------------------------------------------------------------------
                    TeleWest PLC, 0%/11% Sr. Disc. Debs., 10/1/07(12)                                   6,070,000         3,611,650
                    ---------------------------------------------------------------------------------------------------------------
                    TKR Cable I, Inc., 10.50% Sr. Debs., 10/30/07                                       5,000,000         5,566,740
                    ---------------------------------------------------------------------------------------------------------------
                    United International Holdings, Inc.:
                    0%/14% Sr. Disc. Nts., 5/15/06(5)(12)                                               1,925,000         1,015,438
                    Zero Coupon Sr. Sec. Disc. Nts., Series B, 13.239%, 11/15/99(9)                     7,690,000         5,075,400
                    Zero Coupon Sr. Sec. Disc. Nts., 12.23%, 11/15/99(9)                                1,675,000         1,105,500
                    ---------------------------------------------------------------------------------------------------------------
                    Videotron Holdings PLC, 0%/11% Sr. Disc. Nts., 8/15/05(12)                          6,200,000         4,061,000
                                                                                                                       ------------
                                                                                                                         84,969,449

                    12  Oppenheimer High Yield Fund



                                                                                                     Face            Market Value
                                                                                                     Amount(1)       See Note 1
-----------------------------------------------------------------------------------------------------------------------------------
Diversified Media--2.2%
                    Ackerley Communications, Inc., 10.75% Sr. Sec. Nts., Series A, 10/1/03           $  6,950,000      $  7,236,688
                    ---------------------------------------------------------------------------------------------------------------
                    Lamar Advertising Co., 11% Sr. Sec. Nts., 5/15/03                                   7,550,000         7,757,625
                    ---------------------------------------------------------------------------------------------------------------
                    News America Holdings, Inc., 10.125% Sr. Gtd. Debs., 10/15/12                       2,000,000         2,264,488
                    ---------------------------------------------------------------------------------------------------------------
                    Panamsat LP/Panamsat Capital Corp.:
                    0%/11.375% Sr. Sub. Disc. Nts., 8/1/03(12)                                         10,670,000         9,336,250
                    9.75% Sr. Sec. Nts., 8/1/00                                                         3,025,000         3,146,000
                                                                                                                       ------------
                                                                                                                         29,741,051
-----------------------------------------------------------------------------------------------------------------------------------
Publishing/Printing--0.2%
                    Bell & Howell Co. (New), 0%/11.50% Sr. Disc. Debs , Series B, 3/1/05(12)            3,130,000
2,151,875
-----------------------------------------------------------------------------------------------------------------------------------
Other--1.6%
-----------------------------------------------------------------------------------------------------------------------------------
Environmental--0.4%
                    EnviroSource, Inc., 9.75% Sr. Nts., 6/15/03                                         6,100,000         5,612,000
                    ---------------------------------------------------------------------------------------------------------------
                    Mid-American Waste Systems, Inc., 12.25% Sr. Sub. Nts., 2/15/03(10)(13)               800,000           524,000
                                                                                                                       ------------
                                                                                                                          6,136,000
-----------------------------------------------------------------------------------------------------------------------------------
Services--1.2%      Borg-Warner Security Corp., 9.125% Sr. Sub. Nts., 5/1/03                            1,550,000         1,453,125
                    ---------------------------------------------------------------------------------------------------------------
                    Protection One, Inc., 0%/13.625% Sr. Disc. Nts., 6/30/05(12)                       15,350,000        13,124,250
                    ---------------------------------------------------------------------------------------------------------------
                    Sociedad Comercial del Plata SA, 11.50% Medium-Term Nts., 5/9/00                    1,340,000         1,353,400
                                                                                                                       ------------
                                                                                                                         15,930,775

-----------------------------------------------------------------------------------------------------------------------------------
Retail--4.8%
-----------------------------------------------------------------------------------------------------------------------------------
Specialty Retailing--1.8%
                    Brylane LP/Brylane Capital Corp., 10% Sr. Sub. Nts., Series B, 9/1/03              11,100,000        10,489,500
                    ---------------------------------------------------------------------------------------------------------------
                    Finlay Fine Jewelry Corp., 10.625% Sr. Nts., 5/1/03                                 7,270,000         7,306,350
                    ---------------------------------------------------------------------------------------------------------------
                    Matahari International Finance Co. BV, 11.25% Gtd  Nts., 3/15/01(5)                 3,500,000         3,657,500
                    ---------------------------------------------------------------------------------------------------------------
                    United Stationers Supply Co., 12.75% Sr. Sub. Nts.  5/1/05                          2,500,000         2,693,750
                                                                                                                       ------------
                                                                                                                         24,147,100
-----------------------------------------------------------------------------------------------------------------------------------
Supermarkets--3.0%
                    Grand Union Co., 12% Sr. Nts., 9/1/04                                              22,426,000        21,052,408
                    ---------------------------------------------------------------------------------------------------------------
                    Kash 'N Karry Food Stores, Inc., 11.50% Sr. Nts., 2/1/03                            7,618,658         7,675,798
                    ---------------------------------------------------------------------------------------------------------------
                    Penn Traffic Co.:
                    11.50% Sr. Nts., 4/15/06                                                            1,835,000         1,711,138
                    9.625% Sr. Sub. Nts., 4/15/05                                                       8,710,000         6,292,975
                    ---------------------------------------------------------------------------------------------------------------
                    Ralph's Grocery Co., 10.45% Sr. Nts., 6/15/04                                       4,590,000         4,417,875
                                                                                                                       ------------
                                                                                                                         41,150,194

-----------------------------------------------------------------------------------------------------------------------------------
Transportation--2.7%
-----------------------------------------------------------------------------------------------------------------------------------
Air Transportation--0.5%
                    Atlas Air, Inc., 12.25% Pass-Through Certificates, 12/1/02                          6,000,000         6,555,000
-----------------------------------------------------------------------------------------------------------------------------------
Railroads--1.1%     Transtar Holdings LP/Transtar Capital Corp.,
                    0%/13.375% Sr. Disc. Nts., Series B, 12/15/03(12)                                  21,515,000        14,845,350
-----------------------------------------------------------------------------------------------------------------------------------
Shipping--1.1%      Gearbulk Holding Ltd., 11.25% Sr. Nts., 12/1/04                                     9,150,000         9,653,250
                    ---------------------------------------------------------------------------------------------------------------
                    Sea Containers Ltd., 12.50% Sr. Sub. Debs., Series A, 12/1/04                         260,000           289,900
                    ---------------------------------------------------------------------------------------------------------------
                    Trans Ocean Container Corp., 12.25% Sr. Sub. Nts., 7/1/04                           5,370,000         5,557,950
                                                                                                                       ------------
                                                                                                                         15,501,100



                   13  Oppenheimer High Yield Fund



                                              Statement of Investments (Continued)

                                                                                                     Face            Market Value
                                                                                                     Amount(1)       See Note 1
-----------------------------------------------------------------------------------------------------------------------------------
Utilities--10.0%
-----------------------------------------------------------------------------------------------------------------------------------
Electric Utilities--0.9%
                    California Energy Co., 0%/10.25% Sr. Disc. Nts., 1/15/04(12)                     $  2,060,000      $  2,018,800
                    ---------------------------------------------------------------------------------------------------------------
                    Calpine Corp., 10.50% Sr. Nts., 5/15/06(5)                                          3,200,000         3,216,000
                    ---------------------------------------------------------------------------------------------------------------
                    Centragas Natural Gas Transmission System, 10.65% Sec. Sr. Bonds, 12/1/10(5)        1,158,321
1,195,967
                    ---------------------------------------------------------------------------------------------------------------
                    El Paso Electric Co., 9.40% First Mtg. Bonds, Series E, 5/1/11                      3,250,000         3,241,875
                    ---------------------------------------------------------------------------------------------------------------
                    Subic Power Corp., 9.50% Sr. Sec. Nts., 12/28/08(5)                                 2,586,206         2,237,069
                                                                                                                       ------------
                                                                                                                         11,909,711
-----------------------------------------------------------------------------------------------------------------------------------
Telecommunications--9.1%
                    A+ Network, Inc., 11.875% Sr. Sub. Nts., 11/1/05                                    9,660,000        10,046,400
                    ---------------------------------------------------------------------------------------------------------------
                    American Communications Services, Inc.:
                    0%/12.75% Sr. Disc. Nts., 4/1/06(12)                                                5,850,000         3,071,250
                    0%/13% Sr. Disc. Nts., 11/1/05(12)                                                  2,575,000         1,442,000
                    ---------------------------------------------------------------------------------------------------------------
                    Arch Communications Group, Inc., 0%/10.875% Sr. Disc. Nts., 3/15/08(12)             5,170,000
2,688,400
                    ---------------------------------------------------------------------------------------------------------------
                    Brooks Fiber Properties, Inc., 0%/10.875% Sr. Disc. Nts., 3/1/06(5)(12)             3,700,000         1,988,750
                    ---------------------------------------------------------------------------------------------------------------
                    CellNet Data Systems, Inc., 0%/13% Sr. Disc. Nts., 6/15/05(5)(12)                   2,000,000         1,430,000
                    ---------------------------------------------------------------------------------------------------------------
                    Cellular Communications International, Inc.,
                    Zero Coupon Sr. Disc. Nts., 12.192%, 8/15/00(9)                                    17,365,000        10,853,125
                    ---------------------------------------------------------------------------------------------------------------
                    Comcast Cellular Corp., Zero Coupon Nts., Series B, 6.23%, 3/5/00(9)                7,400,000         5,106,000
                    ---------------------------------------------------------------------------------------------------------------
                    Comunicacion Celular SA, 0%/13.125% Sr. Deferred Coupon Bonds, 11/15/03(12)         5,000,000
3,225,000
                    ---------------------------------------------------------------------------------------------------------------
                    GST Telecommunications, Inc., 0%/13.875% Cv. Sr. Sub. Disc. Nts., 12/15/05(5)(12)   1,400,000
1,387,750
                    ---------------------------------------------------------------------------------------------------------------
                    GST USA, Inc., 0%/13.875% Bonds, 12/15/05(12)                                      11,200,000         6,496,000
                    ---------------------------------------------------------------------------------------------------------------
                    Horizon Cellular Telephone LP/Horizon Finance Corp.,
                    0%/11.375% Sr. Sub. Disc. Nts., 10/1/00(12)                                        13,788,000        12,995,190
                    ---------------------------------------------------------------------------------------------------------------
                    Hyperion Telecommunications, Inc., Units (each unit consists of
                    $1,000 principal amount of 0%/13% sr. disc. nts.,
                    4/15/03 and one warrant to purchase 1.8645 common stock)(5)(12)(15)                 4,745,000         2,680,925
                    ---------------------------------------------------------------------------------------------------------------
                    In-Flight Phone Corp., 0%/14% Sr. Disc. Nts., 5/15/02(12)                           2,950,000         1,054,625
                    ---------------------------------------------------------------------------------------------------------------
                    IntelCom Group (USA), Inc.:
                    0%/12.50% Gtd. Sr. Disc. Nts., 5/1/06(5)(12)                                        8,090,000         4,429,275
                    0%/13.50% Sr. Disc. Nts., 9/15/05(12)                                              13,840,000         8,338,600
                    ---------------------------------------------------------------------------------------------------------------
                    InterCel, Inc., 0%/12% Sr. Disc. Nts., 5/1/06(12)                                   7,200,000         3,960,000
                    ---------------------------------------------------------------------------------------------------------------
                    MFS Communications Co., Inc.:
                    0%/8.875% Sr. Disc. Nts., 1/15/06(12)                                               2,975,000         1,807,313
                    0%/9.375% Sr. Disc. Nts., 1/15/04(12)                                               8,520,000         6,475,200
                    ---------------------------------------------------------------------------------------------------------------
                    Petersburg Long Distance, Inc.:
                    9% Cv. Sub. Nts., 6/1/06(5)                                                           630,000           743,400
                    Units (each unit consists of $1,000 principal amount of 0%/14% sr. disc. nts.,
                    6/1/04 and one warrant to purchase 34 ordinary shares)(5)(12)(15)                   4,350,000         3,436,500
                    ---------------------------------------------------------------------------------------------------------------
                    PriCellular Wireless Corp.:
                    0%/12.25% Sr. Sub. Disc. Nts., 10/1/03(12)                                         11,050,000         8,784,750
                    0%/14% Sr. Sub. Disc. Nts., 11/15/01(12)                                            4,773,000         4,343,430
                    ---------------------------------------------------------------------------------------------------------------
                    Rogers Cantel, Inc., 9.375% Sr. Sec. Debs., 6/1/08                                  3,000,000         2,917,500
                    ---------------------------------------------------------------------------------------------------------------
                    Teleport Communications Group, Inc., 0%/11.125% Sr. Disc. Nts., 7/1/07(3)(12)       9,450,000
5,504,625
                    ---------------------------------------------------------------------------------------------------------------
                    USA Mobile Communications, Inc. II:
                    14% Sr. Nts., 11/1/04                                                               2,000,000         2,310,000
                    9.50% Sr. Nts., 2/1/04                                                                312,000           290,160
                    ---------------------------------------------------------------------------------------------------------------
                    Western Wireless Corp., 10.50% Sr. Sub. Nts., 6/1/06                                6,610,000         6,618,263
                                                                                                                      -------------
                                                                                                                        124,424,431
                                                                                                                      -------------
                    Total Corporate Bonds and Notes (Cost $1,046,534,731)                                             1,044,818,103



                    14  Oppenheimer High Yield Fund



                                                                                                                     Market Value
                                                                                                     Shares          See Note 1
==========================================================
==========================================================
===============
Common Stocks--1.1%
-----------------------------------------------------------------------------------------------------------------------------------
                    American Communications Services, Inc.(16)                                              9,500      $    123,500
                    ---------------------------------------------------------------------------------------------------------------
                    American Telecasting, Inc.(16)                                                         14,000           185,500
                    ---------------------------------------------------------------------------------------------------------------
                    Digicon, Inc.(16)                                                                       4,930            82,577
                    ---------------------------------------------------------------------------------------------------------------
                    EchoStar Communications Corp., Cl. A(16)                                               23,105           652,716
                    ---------------------------------------------------------------------------------------------------------------
                    ECM Fund, L.P.I.(10)                                                                    1,350         1,350,000
                    ---------------------------------------------------------------------------------------------------------------
                    Equitable Bag, Inc.(10)(16)                                                            39,357            98,392
                    ---------------------------------------------------------------------------------------------------------------
                    Finlay Enterprises, Inc.(16)                                                            4,266            58,658
                    ---------------------------------------------------------------------------------------------------------------
                    Gaylord Container Corp., Cl. A(16)                                                     96,000           750,000
                    ---------------------------------------------------------------------------------------------------------------
                    Grand Union Co.(16)                                                                   144,928           942,032
                    ---------------------------------------------------------------------------------------------------------------
                    Great Bay Power Corp.(16)                                                              46,533           343,181
                    ---------------------------------------------------------------------------------------------------------------
                    Griffin Gaming & Entertainment, Inc.(16)                                               56,538           876,339
                    ---------------------------------------------------------------------------------------------------------------
                    Gulfstream Housing Corp.(16)                                                          844,536              --
                    ---------------------------------------------------------------------------------------------------------------
                    Hollywood Casino Corp.(16)                                                             90,836           624,497
                    ---------------------------------------------------------------------------------------------------------------
                    IntelCom Group, Inc.(16)                                                               33,200           830,000
                    ---------------------------------------------------------------------------------------------------------------
                    LTV Corp.                                                                                 958            10,897
                    ---------------------------------------------------------------------------------------------------------------
                    New World Communications Group, Inc., Cl. B(16)                                        18,225           266,541
                    ---------------------------------------------------------------------------------------------------------------
                    Omnipoint Corp. (10)(16)                                                              200,000         4,940,000
                    ---------------------------------------------------------------------------------------------------------------
                    People's Choice TV Corp.(16)                                                            7,800           142,350
                    ---------------------------------------------------------------------------------------------------------------
                    Pope, Evans & Robbins, Inc.(10)(14)(16)                                             1,688,400            52,763
                    ---------------------------------------------------------------------------------------------------------------
                    Resorts International, Inc.(16)                                                       187,187              --
                    ---------------------------------------------------------------------------------------------------------------
                    Southland Corp.(16)                                                                     5,800            17,581
                    ---------------------------------------------------------------------------------------------------------------
                    Teleport Communications Group, Inc., Cl. A(16)                                         12,900           246,713
                    ---------------------------------------------------------------------------------------------------------------
                    Triangle Wire & Cable, Inc.(10)(16)                                                   370,500           370,500
                    ---------------------------------------------------------------------------------------------------------------
                    United International Holdings, Inc., Cl. A(16)                                         45,400           624,250
                    ---------------------------------------------------------------------------------------------------------------
                    Walter Industries, Inc.(16)                                                           153,716         2,171,239
                    ---------------------------------------------------------------------------------------------------------------
                    Zale Corp.(16)                                                                         10,113           170,657
                                                                                                                       ------------
                    Total Common Stocks (Cost $17,608,196)                                                               15,930,883

==========================================================
==========================================================
===============
Preferred Stocks--2.1%
-----------------------------------------------------------------------------------------------------------------------------------
                    Cablevision Systems Corp., 8.50% Cum. Cv., Series I                                   176,000         4,576,000
                    ---------------------------------------------------------------------------------------------------------------
                    California Federal Bank, 10.625% Non-Cum., Series B                                    21,040         2,303,880
                    ---------------------------------------------------------------------------------------------------------------
                    Earthwatch, Inc., 12% Cv. Sr. Preferred Stock, Series C(5)(17)                        390,000         4,036,500
                    ---------------------------------------------------------------------------------------------------------------
                    El Paso Electric Co., 11.40% Series A Preferred Stock(17)                              14,500         1,522,500
                    ---------------------------------------------------------------------------------------------------------------
                    First Nationwide Bank, 11.50% Non-Cum.                                                108,300        11,858,850
                    ---------------------------------------------------------------------------------------------------------------
                    K-III Communications Corp., $11.625 Exchangeable, Series B(17)                         15,907         1,602,699
                    ---------------------------------------------------------------------------------------------------------------
                    SDW Holdings Corp., 15% Cum. Sr. Exchangeable Preferred Stock(5)(16)                   61,880
1,949,220
                    ---------------------------------------------------------------------------------------------------------------
                    Unisys Corp., $3.75 Cv., Series A                                                      29,400           896,700
                    ---------------------------------------------------------------------------------------------------------------
                    Total Preferred Stocks (Cost $27,000,425)                                                            28,746,349


                    15  Oppenheimer High Yield Fund


                                              Statement of Investments (Continued)

                                                                                                                     Market Value
                                                                                                     Units           See Note 1
==========================================================
==========================================================
===============
Rights, Warrants and Certificates--0.7%
-----------------------------------------------------------------------------------------------------------------------------------
                    American Communications Services, Inc. Wts., Exp  11/05(5)                              2,575      $    257,500
                    ---------------------------------------------------------------------------------------------------------------
                    American Telecasting, Inc. Wts., Exp. 6/99                                             40,000           240,000
                    ---------------------------------------------------------------------------------------------------------------
                    Ames Department Stores, Inc.:
                    Excess Cash Flow Payment Certificates, Series AG-7A(10)                               326,800             3,268
                    Litigation Trust(10)                                                                1,045,990            10,460
                    ---------------------------------------------------------------------------------------------------------------
                    Becker Gaming, Inc. Wts., Exp. 11/00(10)                                              125,000            31,250
                    ---------------------------------------------------------------------------------------------------------------
                    Casino America, Inc. Wts., Exp. 11/96                                                  13,052              --
                    ---------------------------------------------------------------------------------------------------------------
                    Cellular Communications International, Inc. Wts., Exp. 8/03                            12,305           184,575
                    ---------------------------------------------------------------------------------------------------------------
                    Communication Cellular SA Wts., Exp. 11/03(5)                                           5,000            25,000
                    ---------------------------------------------------------------------------------------------------------------
                    Digicon, Inc. Wts., Exp. 7/96                                                           1,657                52
                    ---------------------------------------------------------------------------------------------------------------
                    Federated Department Stores, Inc.:
                    Cl. C Wts., Exp. 12/99                                                                 69,654           957,742
                    Cl. D Wts., Exp. 12/01                                                                 69,654           957,742
                    ---------------------------------------------------------------------------------------------------------------
                    Furniture Brands International, Inc., Series 1 Wts., Exp. 8/99                         32,716           102,238
                    ---------------------------------------------------------------------------------------------------------------
                    Gaylord Container Corp. Wts., Exp. 7/96                                               163,894         1,280,422
                    ---------------------------------------------------------------------------------------------------------------
                    In-Flight Phone Corp. Wts., Exp. 8/02(5)                                                6,000              --
                    ---------------------------------------------------------------------------------------------------------------
                    IntelCom Group, Inc. Wts., Exp. 9/05(5)                                                50,820           978,285
                    ---------------------------------------------------------------------------------------------------------------
                    Jewel Recovery LP, Participation Units of Limited Partners' Interest                   10,113              --
                    ---------------------------------------------------------------------------------------------------------------
                    Omnipoint Corp. Wts., Exp. 11/00                                                       32,000           790,400
                    ---------------------------------------------------------------------------------------------------------------
                    People's Choice TV Corp. Wts., Exp. 6/00                                                8,580             8,580
                    ---------------------------------------------------------------------------------------------------------------
                    Protection One, Inc. Wts.:
                    Exp. 11/03                                                                            182,000         2,707,250
                    Exp. 6/05                                                                              49,120           626,280
                    ---------------------------------------------------------------------------------------------------------------
                    Republic Health Corp. Wts., Exp. 4/00                                                   3,763              --
                    ---------------------------------------------------------------------------------------------------------------
                    SDW Holdings Corp., Cl. B Wts., Exp. 12/06(5)                                           6,188            80,444
                    ---------------------------------------------------------------------------------------------------------------
                    Terex Corp. Rts., Exp. 7/96(5)                                                            534                27
                    ---------------------------------------------------------------------------------------------------------------
                    Trizec Corp. Wts., Exp. 7/99                                                           16,277            13,707
                    ---------------------------------------------------------------------------------------------------------------
                    UGI Corp. Wts., Exp. 3/98                                                              63,583             3,179
                    ---------------------------------------------------------------------------------------------------------------
                    Total Rights, Warrants and Certificates (Cost $2,242,708)                                             9,258,401
                                                                                                        Face
                                                                                                        Amount(1)
==========================================================
==========================================================
===============
Structured Instruments--2.0%
-----------------------------------------------------------------------------------------------------------------------------------
                    Bayerische Landesbank Girozentrale, New York Branch,
                    14% CD Linked Nts., 12/17/96 (indexed to the cross
                    currency rates of Greek Drachma and European Currency Unit)                      $  3,500,000         3,505,600
                    ---------------------------------------------------------------------------------------------------------------
                    Bayerische Landesbank Girozentrale, New York Branch, 5.60%
                    CD Linked Nts., 1/30/97 (indexed to the closing Nikkei 225 Index on
                    1/23/97, 10 yr. Japanese Yen swap rate & New Zealand Dollar on 1/28/97) NZD         1,508,523
1,119,690
                    ---------------------------------------------------------------------------------------------------------------
                    Canadian Imperial Bank of Commerce, New York Branch, 14%
                    CD Linked Nts., 11/25/96 (indexed to the cross currency rates of
                    Greek Drachma and European Currency Unit)                                           7,000,000         6,869,100
                    ---------------------------------------------------------------------------------------------------------------
                    Internationale Nederlanden Bank NV, Prague Branch, Zero Coupon
                    Promissory Nts., 10.516%, 4/28/97(9) CZK                                           92,000,000         3,074,451
                    ---------------------------------------------------------------------------------------------------------------
                    Salomon Brothers, Inc., Zero Coupon Brazilian Credit Linked Nts., 12.638%,
                    1/3/97 (indexed to the Brazilian National Treasury Nts., Zero Coupon, 1/2/97)(9)    1,600,000         1,508,320

                    16  Oppenheimer High Yield Fund





                                                                                                     Face            Market Value
                                                                                                     Amount(1)       See Note 1
-----------------------------------------------------------------------------------------------------------------------------------
Structured Instruments
(continued)
                    Salomon Brothers, Inc., Zero Coupon Brazilian Credit Linked Nts., 12.886%,
                    1/3/97 (indexed to the Brazilian National Treasury Nts., Zero Coupon, 1/2/97)(9) $  1,500,000      $  1,414,050
                    ---------------------------------------------------------------------------------------------------------------
                    Salomon Brothers, Inc., Zero Coupon Brazilian Credit Linked Nts., 12.61%,
                    1/3/97 (indexed to the Brazilian National Treasury Nts., Zero Coupon, 1/2/97)(9)    1,500,000         1,414,050
                    ---------------------------------------------------------------------------------------------------------------
                    Swiss Bank Corp., New York Branch, 6.05% CD Linked Nts., 6/20/97
                    (indexed to the closing Nikkei 225 Index on 1/23/97 5 yr. & 3 mos.
                    Japanese Yen Swap rate & New Zealand Dollar)                                        4,300,000         4,343,645
                    ---------------------------------------------------------------------------------------------------------------
                    United Mexican States Linked Nts. (indexed to the greater of
                    Cetes Option Amount or USD LIBOR Option Amount, 11/27/96)                           3,300,000
3,828,000
                                                                                                                       ------------
                    Total Structured Instruments (Cost $26,487,249)                                                      27,076,906
==========================================================
==========================================================
===============
Repurchase Agreement--3.5%
-----------------------------------------------------------------------------------------------------------------------------------
                    Repurchase agreement with Canadian Imperial Bank of Commerce,
                    5.45%, dated 6/28/96, to be repurchased at $47,721,664 on 7/1/96, collateralized by U.S. Treasury Bonds, 9.125%--11 25%, 2/15/15--5/11/18,
                    with a value of $16,861,371, and U.S. Treasury Nts., 5.25%--8.50%,
                    1/11/97--11/15/04, with a value of $31,865,741 (Cost $47,700,000)                  47,700,000        47,700,000

-----------------------------------------------------------------------------------------------------------------------------------
Total Investments, at Value (Cost $1,366,952,644)                                                        100.7%       1,381,470,204
-----------------------------------------------------------------------------------------------------------------------------------
Liabilities in Excess of Other Assets                                                          (0.7)                    (10,120,075)
                                                                                            -------                 ---------------
Net Assets                                                                                    100.0%                $ 1,371,350,129
                                                                                            =======
===============

                    1. Face amount is reported in U.S. Dollars, except for those denoted in the following currencies:
                    AUD--Australian Dollar       ESP--Spanish Peseta          JPY--Japanese Yen
                    CAD--Canadian Dollar         GBP--British Pound Sterling  NZD--New Zealand Dollar
                    CZK--Czech Koruna            IDR--Indonesian Rupiah       PLZ--Polish Zloty
                    DEM--German Deutsche Mark    IEP--Irish Punt              PTE--Portuguese Escudo
                    DKK--Danish Krone            ITL--Italian Lira            SEK--Swedish Krona

                    2. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed-income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows.

                    3. When-issued security to be delivered and settled after June 30, 1996.

                    4. Represents the current interest rate for a variable rate security.

                    5. Represents a security sold under Rule 144A, which is exempt from registration under the
                    Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $81,427,528 or 5.94%
                    of the Fund's net assets at June 30, 1996.

                    6. Indexed instrument for which the principal amount and/or interest due at maturity is affected by the relative value of a foreign index.


                    17  Oppenheimer High Yield Fund


                                                Statement of Investments (Continued)

------------------------------------------------------------------------------------------------------------------------------------
                    7. A sufficient amount of liquid assets has been designated to cover outstanding written call options, as follows:

                                                         Face              Expiration    Exercise       Premium      Market Value
                                                         Subject to Call   Date          Price          Received       See Note 1
                    --------------------------------------------------------------------------------------------------------------
                    OTC Australian Dollar Call Option    1,840,000         7/3/96        $     1.25     $  13,984        $   1,472
                    --------------------------------------------------------------------------------------------------------------
                    OTC Czech Koruna/U.S
                    Dollar Call Option                   4,380,000         9/6/96             28.357       58,692          107,879
                    --------------------------------------------------------------------------------------------------------------
                    OTC Mexican Peso Call Option         2,960,000         8/5/96              8.03        79,624          105,365
                    --------------------------------------------------------------------------------------------------------------
                    OTC Morocco (Kingdom of) Loan
                    Participation Agreement Call Option  3,500,000         7/12/96            71.25        33,250           43,050
                                                                                                           -------        --------
                                                                                                          $185,550        $257,766
                                                                                                          ========        ========

                    8. Represents the current interest rate for an increasing rate security.

                    9. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.

                    10. Identifies issues considered to be illiquid--See Note 8 of Notes to Financial Statements.

                    11. Securities with an aggregate market value of $6,886,291 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 6 of Notes to
                    Financial Statements.

                    12. Denotes a step bond: a zero coupon bond that converts to a fixed rate of interest at a designated future date.

                    13. Non-income producing--issuer is in default of interest payment.

                    14. Affiliated company. Represents ownership of at least 5% of the voting securities of the issuer and is or was an affiliate, as defined in the investment Company Act of 1940, at or during the period ended June 30, 1996. The aggregate fair value of all securities of affiliated companies as of June 30, 1996 amounted to $89,983. Transactions during the period in which the issuer was an affiliate are as follows:


                                Balance June 30, 1995   Gross Additions      Gross Reductions    Balance June 30, 1996   Dividend/
                                ----------------------  ------------------   ------------------  ---------------------   Interest
Stocks                          Shares/Face     Cost    Shares/Face   Cost   Shares/Face   Cost   Shares/Face    Cost    Income
------------------------------------------------------------------------------------------------------------------------------------
Pope, Evans & Robbins, Inc.    1,688,400    $1,114,384    --        $ --       --       $   --     1,688,400   $1,114,384  $ --

Bonds and Notes
------------------------------------------------------------------------------------------------------------------------------------
Pope, Evans & Robbins, Inc.,
7% Sr. Nts., 5/15/98           5,955,189     4,662,420     --          --       --           --     5,955,189   4,662,420    --
                                            ----------              ----------          ----------             ----------  ---------
                                            $5,776,804              $  --               $    --                $5,776,804  $ --
                                            ==========              ==========          ==========
   ==========  =========

                    15. Units may be comprised of several components, such as debt and equity and/or warrants to purchase equity at some point in the future. For units which represent debt securities, face amount disclosed represents total underlying principal.

                    16. Non-income producing security.

                    17. Interest or dividend is paid in kind.

                    See accompanying Notes to Financial Statements.


                    18   Oppenheimer High Yield Fund



                                              Statement of Assets and Liabilites June 30, 1996



==========================================================
==========================================================
===============
Assets              Investments, at value--see accompanying statement:
                    Unaffiliated companies (cost $1,361,175,840)                                                     $1,381,380,221
                    Affiliated companies (cost $5,776,804)                                                                   89,983
                    ---------------------------------------------------------------------------------------------------------------
                    Cash                                                                                                    339,927
                    ---------------------------------------------------------------------------------------------------------------
                    Unrealized appreciation on forward foreign currency exchange contracts--Note 5                          455,452
                    ---------------------------------------------------------------------------------------------------------------
                    Receivables:
                    Interest, dividends and principal paydowns                                                           24,121,863
                    Shares of beneficial interest sold                                                                    8,838,437
                    Investments sold                                                                                      7,495,406
                    Closed forward foreign currency exchange contracts                                                      108,643
                    ---------------------------------------------------------------------------------------------------------------
                    Other                                                                                                    47,452
                                                                                                                      -------------
                    Total assets                                                                                      1,422,877,384

==========================================================
==========================================================
===============
Liabilities         Unrealized depreciation on forward foreign currency exchange contracts--Note 5                           85,846
                    ---------------------------------------------------------------------------------------------------------------
                    Options written, at value (premiums received $185,550)--see accompanying statement--Note 7              257,766
                    ---------------------------------------------------------------------------------------------------------------
                    Payables and other liabilities:
                    Investments purchased (including $37,306,105 purchased on a when-issued basis)--Note 1               40,612,215
                    Dividends                                                                                             4,769,682
                    Shares of beneficial interest redeemed                                                                4,216,948
                    Distribution and service plan fees                                                                      714,654
                    Daily variation on futures contracts--Note 6                                                            400,121
                    Closed forward foreign currency exchange contracts                                                       86,804
                    Transfer and shareholder servicing agent fees                                                            73,838
                    Trustees' fees                                                                                            4,407
                    Other                                                                                                   304,974
                                                                                                                     --------------
                    Total liabilities                                                                                    51,527,255

==========================================================
==========================================================
===============
Net Assets                                                                                                           $1,371,350,129
                                                                                                                     ==============

==========================================================
==========================================================
===============
Composition of
Net Assets
                    Paid-in capital                                                                                  $1,566,202,269
                    ---------------------------------------------------------------------------------------------------------------
                    Overdistributed net investment income                                                                (2,519,975)
                    ---------------------------------------------------------------------------------------------------------------
                    Accumulated net realized loss on investment transactions                                           (206,188,005)
                    ---------------------------------------------------------------------------------------------------------------
                    Net unrealized appreciation on investments and translation of
                    assets and liabilities denominated in foreign currencies                                             13,855,840
                                                                                                                     --------------
                    Net assets                                                                                       $1,371,350,129
                                                                                                                     ==============
==========================================================
==========================================================
===============
Net Asset Value
Per Share
                    Class A Shares:
                    Net asset value and redemption price per share (based on net assets of $1,083,913,133
                    and 80,210,953 shares of beneficial interest outstanding)                                          $      13.51
                    Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)    $      14.18

                    ---------------------------------------------------------------------------------------------------------------
                    Class B Shares:
                    Net asset value, redemption price and offering price per share (based on net assets
                    of $279,789,186 and 20,835,599 shares of beneficial interest outstanding)                          $      13.43

                    ---------------------------------------------------------------------------------------------------------------
                    Class C Shares:
                    Net asset value, redemption price and offering price per share (based on net assets
                    of $7,647,810 and 566,325 shares of beneficial interest outstanding)                               $      13.50

                    See accompanying Notes to Financial Statements


                    19  Oppenheimer High Yield Fund



                                              Statement of Operations For the Year Ended June 30, 1996



==========================================================
==========================================================
===============
Investment Income   Interest (net of foreign withholding taxes of $13,554)                                             $139,098,481
                    ---------------------------------------------------------------------------------------------------------------
                    Dividends                                                                                             2,221,658
                                                                                                                       ------------
                    Total income                                                                                        141,320,139

==========================================================
==========================================================
===============
Expenses            Management fees--Note 4                                                                               8,502,884
                    ---------------------------------------------------------------------------------------------------------------
                    Distribution and service plan fees--Note 4:
                    Class A                                                                                               2,226,304
                    Class B                                                                                               2,363,575
                    Class C                                                                                                  22,282
                    ---------------------------------------------------------------------------------------------------------------
                    Transfer and shareholder servicing agent fees--Note 4                                                 1,470,988
                    ---------------------------------------------------------------------------------------------------------------
                    Shareholder reports                                                                                     514,981
                    ---------------------------------------------------------------------------------------------------------------
                    Custodian fees and expenses                                                                             305,724
                    ---------------------------------------------------------------------------------------------------------------
                    Legal and auditing fees                                                                                  94,089
                    ---------------------------------------------------------------------------------------------------------------
                    Trustees' fees and expenses                                                                              59,918
                    ---------------------------------------------------------------------------------------------------------------
                    Insurance expenses                                                                                       39,842
                    ---------------------------------------------------------------------------------------------------------------
                    Registration and filing fees:
                    Class B                                                                                                  28,287
                    Class C                                                                                                   2,472
                    ---------------------------------------------------------------------------------------------------------------
                    Other                                                                                                    62,416
                                                                                                                       ------------
                    Total expenses                                                                                       15,693,762

==========================================================
==========================================================
===============
Net Investment Income                                                                                                   125,626,377

==========================================================
==========================================================
===============
Realized and Unrealized
Gain (Loss)
                    Net realized gain (loss) on:
                    Investments (including premiums on options exercised)                                                17,382,314
                    Closing of futures contracts                                                                         (2,173,241)
                    Closing and expiration of options written                                                              (247,438)
                    Foreign currency transactions                                                                          (384,019)
                                                                                                                       ------------
                    Net realized gain                                                                                    14,577,616
                    ---------------------------------------------------------------------------------------------------------------
                    Net change in unrealized appreciation or depreciation on:
                    Investments                                                                                          13,483,995
                    Translation of assets and liabilities denominated in foreign currencies                                (132,672)
                                                                                                                       ------------
                    Net change                                                                                           13,351,323
                                                                                                                       ------------
                    Net realized and unrealized gain                                                                     27,928,939
                                                                                                                       ------------
                    Net Increase in Net Assets Resulting From Operations                                               $153,555,316
                                                                                                                       ============

                    See accompanying Notes to Financial Statements.


                    20   Oppenheimer High Yield Fund


                                                Statements of Changes in Net Assets

                                                                                                     Year Ended June 30,
                                                                                                     1996              1995
==========================================================
==========================================================
===============
Operations          Net investment income                                                            $125,626,377      $110,729,752
                    ---------------------------------------------------------------------------------------------------------------
                    Net realized gain (loss)                                                           14,577,616       (57,178,186)
                    ---------------------------------------------------------------------------------------------------------------
                    Net change in unrealized appreciation or depreciation                              13,351,323        26,763,120
                                                                                                   --------------    --------------
                    Net increase in net assets resulting from operations                              153,555,316        80,314,686

==========================================================
==========================================================
===============
Dividends and
Distributions
To Shareholders
                    Dividends from net investment income:
                    Class A                                                                          (103,496,917)      (98,284,579)
                    Class B                                                                           (20,649,798)      (11,983,690)
                    Class C                                                                              (185,655)             --
                    ---------------------------------------------------------------------------------------------------------------
                    Tax return of capital distribution:
                    Class A --                                                                               --            (998,196)
                    Class B --                                                                               --            (181,114)

==========================================================
==========================================================
===============
Beneficial Interest
Transactions
                    Net increase (decrease) in net assets resulting from beneficial interest transactions--Note 2:
                    Class A                                                                            (1,432,524)       40,387,389
                    Class B                                                                            82,693,557       107,007,443
                    Class C                                                                             7,649,000             --

==========================================================
==========================================================
===============
Net Assets          Total increase                                                                    118,132,979       116,261,939
                    ---------------------------------------------------------------------------------------------------------------
                    Beginning of period                                                             1,253,217,150     1,136,955,211
                                                                                                   --------------    --------------
                    End of period (including overdistributed net investment income
                    of $2,519,975 and $3,769,638, respectively)                                    $1,371,350,129    $1,253,217,150
                                                                                                   ==============
==============
                    See accompanying Notes to Financial Statements.


                    21   Oppenheimer High Yield Fund



Financial Highlights

                                                     Class A
                                                     ------------------------------------------------------------------------------
                                                                                Year Ended June 30,
                                                     1996              1995             1994            1993             1992
==========================================================
==========================================================
===============
Per Share Operating Data:
Net asset value, beginning of period                 $13.22           $13.63           $14.16           $13.76           $13.08
-----------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                  1.29             1.30             1.42             1.60             1.79
Net realized and unrealized gain (loss)                 .27             (.40)            (.54)             .36              .68
                                                 ----------       ----------       ----------       ----------         --------
Total income from investment
operations                                             1.56              .90              .88             1.96             2.47

-----------------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                  (1.27)           (1.30)           (1.41)           (1.56)           (1.79)
Tax return of capital distribution                     --               (.01)            --               --               --
                                                 ----------       ----------       ----------       ----------         --------
Total dividends and distributions
to shareholders                                       (1.27)           (1.31)           (1.41)           (1.56)           (1.79)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $13.51           $13.22           $13.63           $14.16           $13.76
                                                 ==========       ==========       ==========
==========         ========

==========================================================
==========================================================
===============
Total Return, at Net Asset Value(3)                   12.25%            7.09%            6.27%           15.31%           20.06%

==========================================================
==========================================================
===============
Ratios/Supplemental Data:
Net assets, end of period
(in thousands)                                   $1,083,913       $1,060,752       $1,049,446       $1,119,056         $902,562
-----------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                $1,092,002       $1,005,746       $1,111,103       $  978,671         $768,339
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                  9.59%            9.81%           10.10%           11.59%           13.15%
Expenses                                               1.03%            1.03%            0.96%            0.97%            0.92%
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(5)                            104.9%            93.7%            96.7%            87.2%            64.0%

                                                     Class B                                                             Class C
                                                     ----------------------------------------------------------          ----------
                                                                                                                         Period
                                                                                                                         Ended
                                                                        Year Ended June 30,                              June 30,
                                                      1996             1995             1994            1993(2)          1996(1)

==========================================================
==========================================================
===============
Per Share Operating Data:
Net asset value, beginning of period                 $13.15           $13.57           $14.12           $13.87            $13.30
-----------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                  1.18             1.20             1.35              .23               .77
Net realized and unrealized gain (loss)                 .27             (.42)            (.60)             .27               .19
                                                 ----------       ----------       ----------       ----------          --------
Total income from investment
operations                                             1.45              .78              .75              .50               .96

-----------------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                  (1.17)           (1.19)           (1.30)            (.25)             (.76)
Tax return of capital distribution                     --               (.01)            --               --                --
                                                 ----------       ----------       ----------       ----------          --------
Total dividends and distributions
to shareholders                                       (1.17)           (1.20)           (1.30)            (.25)             (.76)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $13.43           $13.15           $13.57           $14.12            $13.50
                                                 ==========       ==========       ==========
==========          ========

==========================================================
==========================================================
===============
Total Return, at Net Asset Value(3)                   11.40%            6.21%            5.31%            3.54%             7.36%

==========================================================
==========================================================
===============
Ratios/Supplemental Data:
Net assets, end of period
(in thousands)                                     $279,789         $192,465          $87,509          $10,493            $7,648
-----------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                  $236,362         $134,550          $51,816          $ 4,405            $3,378
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                  8.75%            8.95%            8.98%           10.84%(4)          8.41%(4)
Expenses                                               1.84%            1.84%            1.88%            2.28%(4)          1.90%(4)
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(5)                            104.9%            93.7%            96.7%            87.2%            104.9%



1. For the period from November 1, 1995 (inception of offering) to June 30,
1996.

2. For the period from May 3, 1993 (inception of offering) to June 30, 1993.

3. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

4. Annualized.

5. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended June 30, 1996 were $1,387,208,016 and $1,318,582,145, respectively.

See accompanying Notes to Financial Statements.


22 Oppenheimer High Yield Fund

Notes to Financial Statements

==========================================================
======================
1. Significant
Accounting Policies

Oppenheimer High Yield Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to seek a high level of current income primarily through investing in a diversified portfolio of high-yield fixed income securities. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All three classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to a particular class and exclusive voting rights with respect to matters affecting a single class. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
Investment Valuation. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or asked price or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by the approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Forward foreign currency exchange contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. Options are valued based upon the last sale price on the principal exchange on which the option is traded or, in the absence of any transactions that day, the value is based upon the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices. If the last sale price is outside the spread, the closing bid or asked price closest to the last reported sale price is used.

--------------------------------------------------------------------------------
Securities Purchased on a When-Issued Basis. Delivery and payment for securities that have been purchased by the Fund on a forward commitment or when-issued basis can take place a month or more after the transaction date. During the period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains, in a segregated account with its custodian, assets with a market value equal to the amount of its purchase commitments. The purchase of securities on a when-issued or forward commitment basis may increase the volatility of the Fund's net asset value to the extent the Fund makes such purchases while remaining substantially fully invested. As of June 30, 1996, the Fund had entered into outstanding when-issued or forward commitments of $37,306,105.

     In connection with its ability to purchase securities on a when-issued or forward commitment basis, the Fund may enter into mortgage "dollar-rolls" in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund records each dollar-roll as a sale and a new purchase transaction.

--------------------------------------------------------------------------------
Security Credit Risk. The Fund invests in high yield securities, which may be subject to a greater degree of credit risk, greater market fluctuations and risk of loss of income and principal, and may be more sensitive to economic conditions than lower yielding, higher rated fixed income securities. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. At June 30, 1996, securities with an aggregate market value of $3,065,630, representing 0.22% of the Fund's net assets, were in default.

--------------------------------------------------------------------------------
Foreign Currency Translation. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.


23   Oppenheimer High Yield Fund

==========================================================
======================
1. Significant
Accounting Policies
(continued)

Repurchase Agreements. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

--------------------------------------------------------------------------------
Allocation of Income, Expenses, and Gains and Losses. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required. At June 30, 1996, the Fund had available for federal income tax purposes an unused capital loss carryover of approximately $193,339,000, which expires between 1997 and 2004.

--------------------------------------------------------------------------------
Distributions to Shareholders. The Fund intends to declare dividends separately for Class A, Class B and Class C shares from net investment income each day the New York Stock Exchange is open for business and pay such dividends monthly. Distributions from net realized gains on investments, if any, will be declared at least once each year.

--------------------------------------------------------------------------------
Classification of Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of paydown gains and losses and the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gain (loss) was recorded by the Fund.

     During the year ended June 30, 1996, the Fund changed the classification of distributions to shareholders to better disclose the differences between financial statement amounts and distributions determined in accordance with income tax regulations. During the year ended June 30, 1996, amounts have been reclassified to reflect an increase in overdistributed net investment income of $44,344. Accumulated net realized loss on investments was decreased by the same amount.

--------------------------------------------------------------------------------
Other. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. Realized gains and losses on investments and options written and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes. Dividends in kind are recognized as income on the ex-dividend date, at the current market value of the underlying security. Interest on payment-in-kind debt instruments is accrued as income at the coupon rate and a market adjustment is made periodically.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


24 Oppenheimer High Yield Fund

==========================================================
======================
2. Shares of
Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                                       Year Ended June 30, 1996(1)                  Year Ended June 30, 1995
                                                       ---------------------------------            --------------------------------
                                                       Shares              Amount                   Shares              Amount
==========================================================
==========================================================
================
 Class A:
 Sold                                                   19,901,989         $ 267,392,441            19,902,935        $ 270,466,315
 Dividends reinvested                                    4,497,586            60,481,931             4,217,534           45,347,591
 Redeemed                                              (24,448,371)         (329,306,896)          (20,862,882)        (275,426,517)
                                                       -----------          ------------           -----------         ------------
 Net increase (decrease)                                   (48,796)        $  (1,432,524)            3,257,587        $  40,387,389
                                                       ===========          ============
===========         ============
 Class B:
 Sold                                                   11,155,284         $ 149,169,252            10,963,657        $ 143,405,028
 Dividends reinvested                                      730,103             9,766,261               431,770            5,641,548
 Redeemed                                               (5,689,226)          (76,241,956)           (3,205,114)         (42,039,133)
                                                       -----------          ------------           -----------         ------------
 Net increase                                            6,196,161         $  82,693,557             8,190,313        $ 107,007,443
                                                        ===========          ============
===========         ============
 Class C:
 Sold                                                      870,562         $  11,774,656                  --          $        --
 Dividends reinvested                                        8,861               120,139                  --                   --
 Redeemed                                                 (313,098)           (4,245,795)                 --                   --
                                                       -----------          ------------           -----------         ------------
 Net increase                                              566,325         $   7,649,000                  --          $        --
                                                       ===========          ============
===========         ============

1. For the year ended June 30, 1996 for Class A and Class B shares and for the period from November 1, 1995 (inception of offering) to June 30, 1996 for Class C shares.

==========================================================
======================
3. Unrealized Gains
And Losses on
Investments

At June 30, 1996, net unrealized appreciation on investments and options written of $14,445,344 was composed of gross appreciation of $53,064,831, and gross depreciation of $38,619,487.

==========================================================
======================
4. Management Fees
And Other Transactions
With Affiliates

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.75% on the first $200 million of average annual net assets with a reduction of 0.03% on each $200 million thereafter to $800 million, 0.60% on the next $200 million and 0.50% on net assets in excess of $1 billion. The Manager has agreed to reimburse the Fund if aggregate expenses (with specified exceptions) exceed the most stringent applicable regulatory limit on Fund expenses.

     For the year ended June 30, 1996, commissions (sales charges paid by investors) on sales of Class A shares totaled $2,823,797, of which $688,648 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B and Class C shares totaled $4,015,481 and $71,787, of which $54,698 was paid to an affiliated broker/dealer for Class B shares. During the year ended June 30, 1996, OFDI received contingent deferred sales charges of $765,717 upon redemption of Class B shares as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.

     OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and share holder servicing agent for the Fund, and for other registered investment companies. OFS's total costs of providing such services are allocated ratably to these companies.

     The Fund has adopted a Service Plan for Class A shares to reimburse OFDI for a portion of its costs incurred in connection with the personal service and maintenance of accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. OFDI uses the service fee to reimburse brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. During the year ended June 30, 1996, OFDI paid $30,542 to an affiliated broker/dealer as reimbursement for Class A personal service and maintenance expenses.

     The Fund has adopted a reimbursement type Distribution and Service Plan for Class B shares to reimburse OFDI for its services and costs in distributing Class B shares and servicing accounts. Under the Plan, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B shares that are outstanding for 6 years or less. OFDI also receives a service fee of 0.25% per year to reimburse dealers for providing personal services for accounts that hold Class B shares. Both fees are computed on the average annual


25   Oppenheimer High Yield Fund

==========================================================
======================
4. Management Fees
And Other Transactions
With Affiliates
(continued)

net assets of Class B shares, determined as of the close of each regular business day. If the Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for certain expenses it incurred before the Plan was terminated. During the year ended June 30, 1996, OFDI paid $4,093 to an affiliated broker/dealer as reimbursement for Class B personal service and maintenance expenses and retained $2,017,065 as reimbursement for Class B sales commissions and service fee advances, as well as financing costs. As of June 30, 1996, OFDI had incurred unreimbursed expenses of $10,766,237 for Class B.

     The Fund has adopted a compensation type Distribution and Service Plan for Class C shares to compensate OFDI for its services and costs in distributing Class C shares and servicing accounts. Under the Plan, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class C shares. OFDI also receives a service fee of 0.25% per year to compensate dealers for providing personal services for accounts that hold Class C shares. Both fees are computed on the average annual net assets of Class C shares, determined as of the close of each regular business day. If the Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for certain expenses it incurred before the Plan was terminated. During the year ended June 30, 1996, OFDI retained $22,282 as compensation for Class C sales commissions and service fee advances, as well as financing costs. As of June 30, 1996, OFDI had incurred unreimbursed expenses of $135,220 for Class C.

==========================================================
======================
5. Forward Contracts

A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate.

     The Fund uses forward contracts to seek to manage foreign currency risks. They may also be used to tactically shift portfolio currency risk. The Fund generally enters into forward contracts as a hedge upon the purchase or sale of a security denominated in a foreign currency. In addition, the Fund may enter into such contracts as a hedge against changes in foreign currency exchange rates on portfolio positions.

     Forward contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. The Fund will realize a gain or loss upon the closing or settlement of the forward transaction.

     Securities are held in segregated accounts to cover net exposure on outstanding forward contracts. Unrealized appreciation or depreciation on forward contracts is reported in the Statement of Assets and Liabilities. Realized gains and losses are reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

     Risks include the potential inability of the counterparty to meet the terms of the contract and unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

At June 30, 1996, the Fund had outstanding forward contracts to purchase and sell foreign currencies as follows:


                                                                  Contract        Valuation as of    Unrealized        Unrealized
Contracts to Purchase                      Exchange Date        Amount (000s)      June 30, 1996    Appreciation      Depreciation
------------------------------------------------------------------------------------------------------------------------------------
Italian Lira (ITL)                         5/9/97               6,166,265 ITL      $  3,945,355      $   77,225       $    --

Contracts to Sell
------------------------------------------------------------------------------------------------------------------------------------
Japanese Yen (JPY)                         12/18/96--4/14/97      334,675 JPY      $  3,158,346      $  194,332        $    --
Swiss Francs (CHF)                          7/18/96--5/9/97        32,916 CHF        26,638,266         183,895          85,846
                                                                                   ------------      ----------        --------
                                                                                   $ 29,796,612         378,227          85,846
                                                                                   ============      ----------        --------
Total Appreciation and Depreciation                                                                  $  455,452        $ 85,846
                                                                                                     ==========        ========

==========================================================
======================
6. Futures Contracts

The Fund may buy and sell interest rate futures contracts in order to gain exposure to or protect against changes in interest rates. The Fund may also buy or write put or call options on these futures contracts.

     The Fund generally sells futures contracts to hedge against increases in interest rates and the resulting negative effect on the value of fixed rate portfolio securities. The Fund may also purchase futures contracts to gain exposure to changes in interest rates as it may be more efficient or cost effective than actually buying fixed income securities.

     Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.


26  Oppenheimer High Yield Fund

--------------------------------------------------------------------------------
6. Futures Contracts
(continued)

Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable or payable for the daily mark to market for variation margin.

     Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

At June 30, 1996, the Fund had outstanding futures contracts to sell debt securities as follows:

                                                                           Number of               Valuation as of     Unrealized
Contracts to Sell                                  Expiration Date         Futures Contracts       June 30, 1996       Depreciation
-----------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Notes                                9/96                     776                    $82,062,000          $942,203

==========================================================
======================
7. Option Activity

The Fund may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.

     The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

     Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

     Securities designated to cover outstanding call options are noted in the Statement of Investments where applicable. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a footnote to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Gains and losses are reported in the Statement of Operations.

     The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Written option activity for the year ended June 30, 1996 was as follows:


                                                                                           Call Options
                                                                                           -----------------------------------------
                                                                                           Number of                    Amount of
                                                                                           Options                      Premiums
------------------------------------------------------------------------------------------------------------------------------------
Options outstanding at June 30, 1995                                                              --                    $      --
------------------------------------------------------------------------------------------------------------------------------------
Options written                                                                             26,475,298                      660,646
------------------------------------------------------------------------------------------------------------------------------------
Options closed or expired                                                                  (13,674,013)                    (445,385)
------------------------------------------------------------------------------------------------------------------------------------
Options exercised                                                                           (3,617,785)                     (29,711)
                                                                                           -----------                  -----------
Options outstanding at June 30, 1996                                                         9,183,500                  $   185,550
                                                                                           ===========
===========

==========================================================
======================
8. Illiquid and
Restricted Securities

At June 30, 1996, investments in securities included issues that are illiquid or restricted. The securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed from time to time) in illiquid or restricted securities. The aggregate value of these securities subject to this limitation at June 30, 1996 was $27,953,760, which represents 2.04% of the Fund's net assets. Information concerning these securities is as follows:


27   Oppenheimer High Yield Fund

==========================================================
======================
8. Illiquid and
Restricted Securities
(continued)

                                                                                                                      Valuation
                                                                                                                      Per Unit
                                                                                                                      as of
Security                                                                        Acquisition Date       Cost Per Unit  June 30, 1996
------------------------------------------------------------------------------------------------------------------------------------
Algeria (Republic of) Reprofiled Debt Loan Participation, Tranche A,
6.812%, 9/4/06                                                                  3/13/96--3/21/96        $   54.75       $   59.69
------------------------------------------------------------------------------------------------------------------------------------
Ames Department Stores, Inc.:
Excess Cash Flow Payment Certificates, Series Ag-7A                                 12/30/92                 --               .01
Litigation Trust                                                                    12/30/92                 --               .01
------------------------------------------------------------------------------------------------------------------------------------
Arizona Charlie's, Inc., 12% First Mtg. Nts., Series A, 11/15/00                    11/18/93               100.00           65.00
------------------------------------------------------------------------------------------------------------------------------------
Becker Gaming, Inc. Wts., Exp. 11/00                                                11/18/93                 2.00             .25
------------------------------------------------------------------------------------------------------------------------------------
Businessland, Inc., 5.50% Sub. Debs., 3/1/07                                    9/20/91--1/13/92            52.17           55.00
------------------------------------------------------------------------------------------------------------------------------------
Capitol Queen & Casino, Inc., 12% First Mtg. Nts., Series A, 11/15/00          11/18/93--12/15/95           87.50           70.00
------------------------------------------------------------------------------------------------------------------------------------
Colombia (Republic of) 1989-1990 Integrated Loan Facility Bonds,
6.563%, 7/1/01                                                                      12/5/95                 92.00           93.25
------------------------------------------------------------------------------------------------------------------------------------
ECM Fund, L.P.I.:
14% Sub. Nts., 6/10/02                                                          4/14/92--3/3/93            100.00          110.00
Common Stock                                                                        4/14/92              1,000.00        1,000.00
------------------------------------------------------------------------------------------------------------------------------------
Equitable Bag, Inc. Common Stock                                                    12/16/94                 1.50            2.50
------------------------------------------------------------------------------------------------------------------------------------
Gillett Holdings, Inc., 12.25% Sr. Sub. Nts., Series A, 6/30/02                8/26/92--12/23/92           102.17          105.37
------------------------------------------------------------------------------------------------------------------------------------
Jamaica (Government of) 1990 Refinancing Agreement Nts.,
Tranche B, 6.312%, 11/15/04                                                         3/12/96                 71.75           78.25
------------------------------------------------------------------------------------------------------------------------------------
Lomas Financial Corp., 9% Cv. Sr. Nts., 10/31/03                                2/5/93--10/31/95            92.50           20.50
------------------------------------------------------------------------------------------------------------------------------------
Mid-American Waste Systems, Inc., 12.25% Sr. Sub. Nts., 2/15/03                 4/19/95--3/15/96           102.00           65.50
------------------------------------------------------------------------------------------------------------------------------------
OmniPoint Corp. Common Stock                                                        1/26/96                 16.00           24.70
------------------------------------------------------------------------------------------------------------------------------------
Pope, Evans & Robbins, Inc.:
7% Sr. Nts., 5/15/98                                                            12/8/88--5/22/95            73.92             .63
Common Stock                                                                        12/5/88                   .66             .03
------------------------------------------------------------------------------------------------------------------------------------
Triangle Wire & Cable, Inc. Common Stock                                             5/2/94                  9.50            1.00
------------------------------------------------------------------------------------------------------------------------------------
Trinidad & Tobago Loan Participation Agreement:
Tranche A, 1.772%, 9/30/00                                                      12/13/95--4/1/96              .83             .78
Tranche B, 1.772%, 9/30/00                                                      12/13/95--4/3/96              .81             .78



Pursuant to guidelines adopted by the Board of Trustees, certain unregistered securities are determined to be liquid and are not included within the 10% limitation specified above.

 Investment Adviser
       OppenheimerFunds, Inc.
       Two World Trade Center
       New York, New York 10048

Distributor
        OppenheimerFunds Distributor, Inc.
        Two World Trade Center
        New York, New York 10048

Transfer and Shareholder Servicing  Agent
       OppenheimerFunds Services
       P.O. Box 5270
       Denver, Colorado 80217
       1-800-525-7048

Custodian of Portfolio Securities
       The Bank of New York
       One Wall Street
       New York, NY 10015

Independent Auditors
       Deloitte & Touche LLP
       555 Seventeenth Street
       Denver, Colorado 80202

Legal Counsel
       Myer, Swanson, Adams & Wolf, P.C.
       1600 Broadway
       Denver, Colorado 80202